UNITED STATES
SECURITIES & EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Soliciting Material Pursuant to §240.14a-12.

Warrior Met Coal, Inc.

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[Preliminary Copy — Subject to Completion]
March [•], 2020
To Our Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders of Warrior Met Coal, Inc. to be held at 9:00 a.m. (Eastern Time), on Friday, April 24, 2020 at the offices of Akin Gump Strauss Hauer & Feld LLP located at One Bryant Park, Bank of America Tower, New York, New York 10036-6745. Details regarding admission to the annual meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
We have elected to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe that the rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the annual meeting.
Your vote, whether in attendance on April 24, 2020 or by proxy, is important. Please review the instructions on each of your voting options described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement and the Notice of Internet Availability of Proxy Materials you received in the mail. For those of you who are able to join us in New York, there will be an opportunity for you to meet with management, the Board of Directors and your fellow stockholders, hear our 2020 state of the Company report and, importantly, vote your shares. Even if you are able to join us in person, I urge you to submit your vote by proxy as soon as possible to ensure that your shares are represented and voted at the Annual Meeting.
Thank you for your continued support of Warrior Met Coal, Inc.
Sincerely,
Stephen D. Williams
Chairman

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
WARRIOR MET COAL, INC.

Date:
Friday, April 24, 2020

Time:
9:00 a.m. (Eastern Time)

Place:
Akin Gump Strauss Hauer & Feld LLP
One Bryant Park, Bank of America Tower
New York, New York 10036-6745
Business of the Annual Meeting of Stockholders
Directions to attend the annual meeting can be found at www.edocumentview.com/HCC. The annual meeting of Warrior Met Coal, Inc. (the “Company”) is being held for the following purposes:
(1)
To elect six director nominees to the Board of Directors;

(2)
To hold an advisory vote on the compensation of the Company’s named executive officers (the “NEOs”);

(3)
To ratify the Section 382 Rights Agreement, dated February 14, 2020, between the Company and Computershare Trust Company, N.A. (the “Section 382 Rights Agreement”) designed to preserve the value of certain tax assets associated with the Company’s net operating losses under Section 382 of the Internal Revenue Code;

(4)
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and

(5)
To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

The Board of Directors recommends that you vote FOR each of the six director nominees; FOR the approval on an advisory basis of the compensation of the NEOs; FOR ratification of the Section 382 Rights Agreement; and FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.
Only stockholders who owned shares of our common stock at the close of business on March 2, 2020 are entitled to notice of and to vote at this annual meeting or any adjournments or postponements that may take place.
Whether or not you plan to attend the annual meeting, we urge you to review these materials carefully, which are available at www.edocumentview.com/HCC, and to vote by one of the following means.
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By Internet:   Please follow the instructions on your Notice of Internet Availability of Proxy Materials or the proxy card. You will need the control number included on your Notice or proxy card to vote electronically.

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By Telephone:   From a touch-tone telephone, dial toll-free 1-800-652-VOTE (8683) and follow the recorded instructions. You will need the control number included on your Notice of Internet Availability of Proxy Materials or proxy card in order to vote by telephone.

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By Mail:   You may request from the Company a hard copy of the proxy materials, including a proxy card, by following the instructions on your Notice of Internet Availability of Proxy Materials. If you request and receive a proxy card, please mark your selections on the proxy card, date and sign your name exactly as it appears on the proxy card and mail the proxy card in the pre-paid envelope that will be provided to you. Mailed proxy cards must be received no later than April 23, 2020 in order to be counted for the annual meeting.

By Order of the Board of Directors
Kelli K. Gant
Chief Administrative Officer and Corporate Secretary
This Proxy Statement and the accompanying instruction form or proxy card are being made available on or about March [•], 2020.

i

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PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FRIDAY, APRIL 24, 2020

This Proxy Statement, along with the accompanying Notice of Annual Meeting of Stockholders, contains information about the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Warrior Met Coal, Inc., including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting on Friday, April 24, 2020 at 9:00 a.m., Eastern Time, at the offices of Akin Gump Strauss Hauer & Feld LLP located at One Bryant Park, Bank of America Tower, New York, New York 10036-6745.
In this Proxy Statement, unless otherwise stated or indicated by context, the terms “Warrior Met Coal, Inc.,” the “Company,” “we,” “our” and “us” refer to Warrior Met Coal, Inc. and its subsidiaries after our conversion from a Delaware limited liability company to a Delaware corporation on April 12, 2017 and to Warrior Met Coal, LLC and its subsidiaries prior to such date.
This Proxy Statement relates to the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the Annual Meeting.
On or about [•], 2020, we began sending a Notice of Internet Availability of Proxy Materials to all stockholders entitled to vote at the Annual Meeting.
We encourage all of our stockholders to vote at the Annual Meeting, and we hope the information contained in this document will help you decide how you wish to vote at the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 24, 2020
The Notice of Annual Meeting of Stockholders, the Proxy Statement and the Company’s 2019
Annual Report to Stockholders are available free of charge to view, print and download at www.edocumentview.com/HCC.
Additionally, you can find a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including financial statements and schedules thereto, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Investors” section of our website at www.warriormetcoal.com (under the “SEC Filings” link). You may also obtain a printed copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including financial statements and schedules thereto, free of charge, from us by sending a written request to: Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444, Attn: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
When and where is the Annual Meeting?
We will hold the Annual Meeting on Friday, April 24, 2020 at 9:00 a.m., Eastern Time, at the offices of Akin Gump Strauss Hauer & Feld LLP located at One Bryant Park, Bank of America Tower, New York, New York 10036-6745.
Who is entitled to vote at the Annual Meeting?
You are entitled to vote at the meeting if you were a holder of the Company’s common stock, par value $0.01 per share (the “Common Stock”), as of the close of business on March 2, 2020 (the “Record Date”). Our Common Stock is our only authorized and issued voting security. Each share of Common Stock is entitled to one vote on each proposal presented at the Annual Meeting.
How many shares are eligible to vote?
On the Record Date there were [51,091,185] shares of our Common Stock outstanding and entitled to vote at the Annual Meeting.
Who can attend the Annual Meeting?
Admission to the Annual Meeting is limited to stockholders of the Company and persons holding validly executed proxies from stockholders who owned our Common Stock as of the Record Date.
If you are a stockholder of the Company, you must bring certain documents with you in order to be admitted to the Annual Meeting. The purpose of this requirement is to help us verify that you are actually a stockholder.
What will I be voting on?
You will be voting on:
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the election of six director nominees set forth in this Proxy Statement;

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the approval, on an advisory basis, of the compensation of our NEOs, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative in this Proxy Statement;

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the ratification of the Section 382 Rights Agreement; and

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the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020.

Why should I vote?
Your vote is very important regardless of the number of shares you hold. The Board of Directors strongly encourages you to exercise your right to vote as a stockholder of the Company.
How does the Board recommend that I vote?
The Board recommends that you vote:
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FOR the election of each of the six director nominees set forth in this Proxy Statement;

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FOR the approval, on an advisory basis, of the compensation of our NEOs, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative in this Proxy Statement;

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FOR the ratification of the Section 382 Rights Agreement; and

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FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most stockholders of the Company hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.
Stockholder of Record:   If your shares are registered directly in your name with the Company’s transfer agent, Computershare, Inc., you are considered the stockholder of record with respect to those shares, and the Notice of Annual Meeting of Stockholders is being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the persons named as proxy holders, Stephen D. Williams and Kelli K. Gant, or to vote in person at the Annual Meeting. If you request printed copies of the proxy materials, the Company will provide a proxy card for you to use. You may also vote on the Internet or by telephone, as described below under the heading “How do I vote?”
Beneficial Owner:   If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you are invited to attend the Annual Meeting. You also have the right to direct your broker or nominee on how to vote these shares. Your broker or nominee should have enclosed a voting instruction form for you to direct your broker or nominee how to vote your shares. You may also vote by Internet or by telephone, as described below under “How do I vote?” However, shares held in “street name” may be voted in person by you only if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
How do I vote?
You can vote your shares:
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via the Internet by following the instructions on the Notice or the proxy card;

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by telephone at 1-800-652-VOTE (8683) by following the instructions on the Notice or the proxy card;

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by mail by completing, signing and returning the proxy card; or

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in person at the Annual Meeting.

Please read the instructions on the Notice, the proxy card or the information sent by your broker, bank or nominee. Mailed proxy cards or voting instruction forms should be returned in the envelope provided to you with your proxy card or voting instruction form, and must be received at or prior to the Annual Meeting. Your vote is important and we strongly encourage you to vote your shares by following the instructions provided on the enclosed Notice or proxy card. Please vote promptly.
What do I do if my shares are held by a bank or brokerage firm?
If your shares are held by a bank or brokerage firm, your bank or broker will send you a separate package describing the procedure for voting your shares. You should follow the instructions provided by your bank or brokerage firm.
What is the quorum requirement?
The quorum requirement for holding the Annual Meeting and transacting business is the presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to be voted at such meeting. Abstentions and shares represented by “broker non-votes,” as described below, are counted as present and entitled to vote for the purpose of determining a quorum.
What is a “broker non-vote” and how does it affect voting on each item?
A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner. Under current New York Stock Exchange (“NYSE”) rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting with respect to Proposal 1 (election of the directors listed in this Proxy Statement), Proposal 2 (advisory vote on the compensation of our NEOs), or Proposal 3 (ratification of the Section 382 Rights Agreement). Because broker non-votes are not voted affirmatively or negatively, they will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of the vote for Proposal 1. Because brokers are not entitled to vote on Proposal 2 or 3, broker non-votes will have no effect on the outcome of the vote for Proposal 2 or 3.
Your broker will have the discretion to vote your uninstructed shares on Proposal 4 (ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020), so broker non-votes are not expected to result from this proposal.
What level of stockholder vote is needed to elect directors?
Each share of our Common Stock is entitled to one vote with respect to the election of directors. Under our plurality voting standard, directors are elected by a plurality of the votes cast by stockholders present in person or represented by proxy at our Annual Meeting and entitled to vote on the matter. A plurality of votes cast means that the six director nominees who receive the greatest number of votes cast “for” their election will be elected as directors.
Under a plurality voting standard, abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee and will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owners, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owners of the shares.
What level of stockholder vote is needed to approve the advisory vote on the compensation of our NEOs?
Each share of our Common Stock is entitled to one vote with respect to the approval, on an advisory basis, of the compensation of our NEOs, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative in this Proxy Statement. Under the Company’s Bylaws, in order to be approved, this proposal requires an affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.
Under Delaware law, abstentions are not counted as votes cast and will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owners, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owners of the shares. The outcome of this proposal is advisory in nature and is non-binding.
What level of stockholder vote is needed to ratify the Section 382 Rights Agreement?
Each share of our Common Stock is entitled to one vote with respect to the ratification of the Section 382 Rights Agreement. Under the Company’s Bylaws, in order to be approved, this proposal requires an affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.
Under Delaware law, abstentions are not counted as votes cast and will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owners, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owners of the shares.
What level of stockholder vote is needed to ratify the appointment of our independent registered public accounting firm?
Each share of our Common Stock is entitled to one vote with respect to the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020. The ratification requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

Under Delaware law, abstentions are not counted as votes cast and will have no effect on the outcome of this proposal. Your broker, as a nominee for you as the beneficial owner, may exercise discretion to vote on this proposal without instruction from you, so broker non-votes are not expected to result from this proposal. The outcome of this proposal is advisory in nature and is non-binding.
Can I change my vote?
At any time before the Annual Meeting you may change your vote and revoke your proxy:
If you are a record holder, by:
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voting at a later time by telephone or the Internet before the closing of the voting facilities at 11:59 p.m. Eastern Time on April 23, 2020;

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delivering a properly signed proxy card with a later date that is received on or before April 23, 2020;

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delivering written notice to our Corporate Secretary, provided such notice is received on or before April 23, 2020:

Kelli K. Gant
Warrior Met Coal, Inc.
16243 Highway 216
Brookwood, Alabama 35444; or
•
giving notice of revocation to the Inspector of Election at the Annual Meeting.

If you hold through a broker, bank or other nominee, by:
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submitting voting instructions by contacting your bank, broker or other nominee; or

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otherwise complying with the instructions provided by your bank, broker or other nominee.

Attendance at the Annual Meeting itself will not revoke a proxy.
Only the latest validly executed proxy that you submit will be counted.
Who will count the votes?
Computershare, Inc., the Company’s transfer agent, will act as tabulator of the votes and a representative of Computershare will act as the Inspector of Election. The Inspector of Election shall have the authority to receive, inspect, electronically tally and determine the validity of the proxies received.
Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation by the Board. Additionally, we will forward to management any written comments you provide on a proxy card or through other means.
What happens if other matters come up at the Annual Meeting?
The matters described in this Proxy Statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the Annual Meeting and you are a stockholder of record and have submitted a completed proxy card or voting instruction form, the persons named in such proxy card or voting instruction form will vote your shares according to their best judgment.
What do I need to do if I plan to attend the Annual Meeting in person?
If you plan to attend the Annual Meeting, you must provide proof of your ownership of our Common Stock (such as a brokerage account statement or the voting instruction form provided by your broker) and a form of government-issued personal identification (such as a driver’s license or passport) for admission to the meeting. If you wish to vote at the Annual Meeting, you will have to provide evidence that you owned shares of our Common Stock as of the Record Date. If you own your shares in the name of a bank or broker, and you wish to be able to vote at the Annual Meeting, you must obtain a proxy, executed in your favor, from the bank or broker, indicating that you owned shares of our Common Stock as of the Record Date.
Failure to provide adequate proof that you are a stockholder may prevent you from being admitted to the Annual Meeting.
Who pays for the proxy solicitation related to the Annual Meeting?
The cost of soliciting proxies will be borne by the Company. In addition to sending you these materials by mail and electronically, the Company may use the services of its officers and other employees of the Company who will receive no special compensation for their services but may be reimbursed for their out of pocket expenses to contact you personally, by telephone, electronically, in writing or in person. We will also reimburse banks, brokers and other fiduciaries for their reasonable costs in forwarding these materials to the beneficial owners of our Common Stock. The Company has engaged Georgeson LLC to assist with the solicitation of proxies and expects to pay approximately $30,000 for these services, plus expenses.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final voting results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final results within four business days after the final results are known.
How do I obtain a separate set of proxy materials if I share an address with other stockholders?
To reduce expenses, in some cases, we are delivering one Notice or, where applicable, one set of the proxy materials, to certain stockholders who share an address, unless otherwise requested by one or more of the stockholders. For stockholders who request and receive hard copies of the proxy materials, a separate proxy card will be included with the proxy materials for each stockholder. For stockholders receiving a Notice, the Notice will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet or by telephone. If you have only received one Notice or one set of the proxy materials, you may request separate copies at no additional cost to you by calling us at (205) 554-6150 or by writing to us at Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444, Attn: Corporate Secretary. If you received a Notice and you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.
You may also request separate paper proxy materials or a separate Notice for future annual meetings by following the instructions for requesting such materials in the Notice, or by contacting us by calling or writing.
If I share an address with other stockholders of the Company, how can we get only one set of voting materials for future meetings?
You may request that we send you and the other stockholders who share an address with you only one Notice or one set of proxy materials by calling us at (205) 554-6150 or by writing to us at: Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444, Attn: Corporate Secretary.

ITEMS OF BUSINESS REQUIRING YOUR VOTE
Proposal 1 — Election of Directors
Our Board of Directors
Our Certificate of Incorporation and Bylaws provide that our Board consists of a single class of directors and that the terms of office of the directors is one year from the time of their election until the next annual meeting of stockholders and until their successors are duly elected and qualified. In addition, our Certificate of Incorporation and Bylaws provide that, in general, vacancies on our Board may be filled by a majority of directors in office, even if less than a quorum, or by a sole remaining director (and not by the stockholders). Our Certificate of Incorporation provides that the authorized number of directors will be not less than seven nor more than ten, and the exact number of directors will be fixed from time to time exclusively by our Board of Directors pursuant to a resolution adopted by a majority of the whole Board. We currently have six directors; accordingly, there is a vacancy on the Board.
The Board of Directors has nominated the six individuals named in this proposal for election as directors to serve on our Board. Each nominee is currently a member of the Board. Directors elected at the Annual Meeting will be elected to hold office until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director.
Our Board of Directors seeks to ensure that the Board is composed of members whose experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively in light of the Company’s business and the laws and stock exchange rules that govern its affairs. We have no minimum qualifications for director candidates. In general, however, our Board will review and evaluate both incumbent and potential new directors in an effort to achieve diversity of skills and experience among our directors and in light of the following criteria:
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breadth of knowledge regarding our business or industry;

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high-level managerial experience in large organizations;

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specific skills, experience or expertise related to an area of importance to us, such as energy production, consumption, distribution or transportation, government, policy, finance or law;

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whether the candidate would be considered independent;

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moral character and integrity;

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commitment to our stockholders’ interests;

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ability to provide insights and practical wisdom based on experience and expertise;

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ability to read and understand financial statements; and

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ability to devote the time necessary to carry out the duties of a director, including attendance at meetings and consultation on company matters.

Our Board of Directors has no specific requirements regarding diversity but believes that its membership should reflect a diversity of experience, gender, race, ethnicity and age. In assessing the experience, qualifications, attributes and skills that led our Nominating and Corporate Governance Committee and Board of Directors to conclude that each director has the appropriate qualifications to serve as a director of the Company, the Board focused on the information discussed in each of the director nominees’ individual biographies set forth on pages 8 to 10 of this Proxy Statement. Our Nominating and Corporate Governance Committee and Board also considered a number of competencies that they believe each director nominee demonstrates, including a reputation for integrity and honesty, prominence in the businesses, institutions or professions each serves, an ability to exercise sound and independent business judgment, relevant knowledge about the issues affecting the Company’s business and industry, and a commitment of service to the Company and the Board. In evaluating the suitability of the director nominees for re-election, our

Nominating and Corporate Governance Committee also considered the director’s past performance, including attendance at meetings and participation in and contributions to the activities of the Board and its committees, as applicable.
Our Board is composed of active and former executives of major corporations, and individuals with experience in international business, energy and natural resources, operations, finance and investment banking. As such, the members of our Board have a deep working knowledge of matters common to large companies publicly traded in the United States, including experience with corporate governance, financial statement preparation, compensation determinations, regulatory compliance, public affairs and legal matters applicable to a Delaware corporation listed on the NYSE. In addition, a number of our directors also serve or have previously served on the boards of directors of one or more other publicly traded companies. The Board believes that the Company benefits from the experiences gained by its members from serving on those boards.
Corporate History and Structure
On July 15, 2015, Walter Energy, Inc., a Delaware corporation (“Walter Energy”), and certain of its wholly-owned subsidiaries filed voluntary petitions seeking relief under Chapter 11 of Title 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the Northern District of Alabama, Southern Division. Certain mining assets of Walter Energy were acquired by Warrior Met Coal, LLC, which was formed on September 3, 2015 in order to purchase such assets. This asset acquisition was accomplished pursuant to Section 363 of the Bankruptcy Code and closed on March 31, 2016.
On April 12, 2017, we completed a corporate conversion pursuant to which Warrior Met Coal, LLC was converted into a Delaware corporation and renamed Warrior Met Coal, Inc. As part of the corporate conversion, holders of units of Warrior Met Coal, LLC received shares of our common stock for each unit held immediately prior to the corporate conversion using an approximate 13.9459-to-one conversion ratio. In connection with this corporate conversion, the Company filed a Certificate of Incorporation. Pursuant to such Certificate of Incorporation, Warrior Met Coal, Inc. is authorized to issue up to 140,000,000 shares of common stock, $0.01 par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share.
Upon such conversion, the members of the board of managers of Warrior Met Coal, LLC became the members of the Board of Directors of Warrior Met Coal, Inc. and the officers of Warrior Met Coal, LLC became the officers of Warrior Met Coal, Inc. As a result of the conversion, Warrior Met Coal, Inc. acquired all of the assets held by Warrior Met Coal, LLC and assumed all of the debts and obligations of Warrior Met Coal, LLC.
On April 19, 2017, we completed our initial public offering (the “IPO”) of 16,666,667 shares of common stock at a price to the public of  $19.00 per share. All of the shares were offered and sold by selling stockholders.
Information about the Nominees for Election
Set forth below are the biographies of each of the director nominees, including their names, ages, offices in the Company, if any, principal occupations or employment for at least the past five years, the length of their tenure as directors, and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this Proxy Statement that each person listed below should serve as a director is set forth below. The stock ownership with respect to each director nominee is set forth in the “Security Ownership of Certain Beneficial Owners and Management” table on page 77.
Stephen D. Williams, age 56, has served as the Chairman of our Board of Directors since March 31, 2016. Mr. Williams served as the interim Chief Executive Officer of Coal Acquisition LLC, the predecessor of Warrior Met Coal, LLC, from November 5, 2015 until March 31, 2016. Mr. Williams has been a consultant at Stephen D. Williams Consulting since July 2015. He has extensive experience working as an executive in the coal industry. From January 2013 to February 2015, he was the Chief Executive Officer of

Mechel Bluestone, Inc. Prior to that, he was the Chief Operating Officer of NRI, LLC, where he focused on coal acquisitions, from October 2010 to December 2012, and the Chief Operating Officer of INR Energy, LLC, a coal company, from October 2009 to August 2010. From August 2007 to September 2009, Mr. Williams was the Senior Vice President of North American Coal at Cliffs Natural Resources. Mr. Williams graduated from West Virginia University’s College of Mineral and Energy Resources with a Bachelor of Science degree in Mining Engineering, and received his Juris Doctor degree from West Virginia University’s College of Law.
Mr. Williams has considerable experience in all facets of multiple coal operations, including the operation of longwall coal mines. For this reason, the Board believes Mr. Williams is qualified to serve as a director.
Ana B. Amicarella, age 53, has served as one of our directors since August 10, 2018. Ms. Amicarella has served as Chief Executive Officer of Ethos Energy, a leading independent turbine services provider, since December 4, 2019. From 2014 to December 2019, Ms. Amicarella served as Managing Director for the Latin American business of Aggreko plc (LSE listed under “AGK.L”), a rental business of mobile power plants and temperature control solutions. Previously, she served as Vice President of various business units from 2011 to 2013. Prior to joining Aggreko, Ms. Amicarella served in various executive leadership roles with General Electric Company (NYSE listed under “GE”), including as General Manager of North America Services with GE Oil & Gas from 2007 to 2011, General Manager of Optimization Services from 2002 to 2004, and General Manager of Sales Operations with GE Energy Services from 2000 to 2002. Ms. Amicarella has served on the board of directors of Forward Air Corporation (NASDAQ listed under “FWRD”) since July 2017. Ms. Amicarella graduated from The Ohio State University with a Bachelor of Science degree in Electrical Engineering and received her Master of Business Administration degree from Oakland University. She is also a certified Six Sigma Black Belt.
Ms. Amicarella has served in the energy sector for over 30 years, including as a senior executive, giving her valuable insight into the Company’s industry. She has extensive knowledge of international operations and sales, as well as experience on a public company board. For these reasons, the Board believes Ms. Amicarella is qualified to serve as a director.
J. Brett Harvey, age 69, has served as one of our directors since April 13, 2017, and was elected as our Lead Independent Director on February 13, 2018. Mr. Harvey was the Chairman of CONSOL Energy Inc. from June 2010 to May 2016, where he also served as Executive Chairman from May 2014 to January 2015, Chief Executive Officer from January 1998 to May 2014, and President from January 1998 to February 2011. Prior to 1998, he was President and Chief Executive Officer of PacifiCorp Energy Inc. from 1995 to 1998 and served in several other management positions at PacifiCorp. Mr. Harvey has served on the boards of directors of Barrick Gold Corporation (NYSE listed under “GOLD”) since 2005 and Allegheny Technologies Incorporated (NYSE listed under “ATI”) since 2007. He served on the boards of directors of CNX Gas Corporation from 2004 to 2014 and CONSOL Energy Inc. (NYSE listed under “CEIX”) from 1998 to 2016. Mr. Harvey graduated from the University of Utah with a Bachelor of Science degree in Mining Engineering.
Mr. Harvey has significant oversight experience managing public companies, industry experience in natural resources markets and substantial corporate governance expertise through his years of service on multiple public company boards. For these reasons, the Board believes Mr. Harvey is qualified to serve as a director.
Walter J. Scheller, III, age 59, was appointed as our Chief Executive Officer and as one of our directors on March 31, 2016. Mr. Scheller was the Chief Executive Officer of Walter Energy from September 2011 to March 2016, and served as President and Chief Operating Officer of Walter Energy’s primary subsidiary, Jim Walter Resources, Inc., from June 2010 to September 2011. Mr. Scheller served on the board of directors of Walter Energy from September 2011 to March 2016 (formerly NYSE listed under “WLT”). On July 15, 2015, Walter Energy and certain of its wholly-owned subsidiaries filed voluntary petitions for relief under Chapter 11 of Title 11 of the Bankruptcy Code. Prior to joining Walter Energy, he served as Senior Vice President — Strategic Operations of Peabody Energy Corporation (“Peabody”) from June 2006 to June 2010. Prior to his career at Peabody, Mr. Scheller worked for CNX Gas Corporation as Vice President and, prior to that, at CONSOL Energy Inc. where he held a number of executive and operational roles, the last of which was Vice President — Operations. Mr. Scheller graduated from West Virginia University with a Bachelor of Science degree in Mining Engineering, and received his Juris Doctor degree from Duquesne University and his Master of Business Administration degree from the University of Pittsburgh — Joseph M. Katz Graduate School of Business.
Mr. Scheller is the only officer of our Company who also serves as a director. With over 35 years of experience in the mining sector, Mr. Scheller has significant knowledge of the coal mining industry, as well as leadership, executive management and operational experience. For these reasons, the Board believes Mr. Scheller is qualified to serve as a director.
Alan H. Schumacher, age 73, has served as one of our directors since April 6, 2017. Mr. Schumacher worked for 23 years at American National Can Corporation and American National Can Group, where he served as Executive Vice President and Chief Financial Officer from 1997 until his retirement in 2000, and Vice President, Controller and Chief Accounting Officer from 1985 to 1996. Mr. Schumacher has served on the boards of directors of BlueLinx Holdings Inc. (NYSE listed under “BXC”) since 2004, Blue Bird Corporation (NASDAQ listed under “BLBD”) since 2008, EVERTEC, Inc. (NYSE listed under “EVTC”) since 2013 and Albertsons Companies, Inc. since March 2015. He also served as a director of other companies, including Quality Distribution, Inc. from 2004 to August 2015 and Noranda Aluminum Holding Corporation (formerly NYSE listed under “NOR”) from 2008 to November 2016. Mr. Schumacher was a member of the Federal Accounting Standards Advisory Board from 2002 through June 2012. Mr. Schumacher graduated from the University of Illinois with a Bachelor of Science degree in Accounting and received his Master of Business Administration degree from Roosevelt University. Mr. Schumacher is a certified public accountant.
Mr. Schumacher has experience as a director on the boards of several public companies and has extensive knowledge of accounting principles, financial reporting and internal controls. For these reasons, the Board believes Mr. Schumacher is qualified to serve as a director.
Gareth N. Turner, age 56, has served as one of our directors since March 31, 2016. Mr. Turner joined Apollo Private Equity in 2005, where he is a Senior Partner focused on the firm’s natural resource activities. From 1997 to 2005, Mr. Turner was employed by Goldman Sachs as a Managing Director in its Industrial and Natural Resources investment banking group. From 2003 to 2005, Mr. Turner was head of Goldman Sachs’ Global Metals and Mining Group and managed the firm’s investment banking relationships with the major companies in the sector. He has a broad range of experience in both capital markets and merger and acquisition transactions. Prior to joining Goldman Sachs, Mr. Turner was employed at Lehman Brothers from 1992 to 1997, by Salomon Brothers from 1991 to 1992 and by RBC Dominion Securities from 1986 to 1989. Mr. Turner served on the boards of directors of Noranda Aluminum Holding Corporation (formerly NYSE listed under “NOR”) from 2007 to 2014 and Constellium Holdco N.V. from 2010 to 2014. Mr. Turner graduated from the University of Toronto with a Bachelor of Arts degree in Economics, and received his Master of Business Administration degree from the University of Western Ontario School of Business Administration.
Mr. Turner has considerable experience completing and managing private equity investments on behalf of Apollo. With over 20 years’ experience financing, analyzing and investing in public and private companies, many of which were in the metals and mining sectors, Mr. Turner also provides valuable insights to our Board of Directors. For these reasons, the Board believes Mr. Turner is qualified to serve as a director.
There are no family relationships between or among any of our director nominees or executive officers. The principal occupation and employment during the past five years of each of our director nominees was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us.
There are no legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.
Information about Executive Officers Who Are Not Also Directors
Set forth below are the biographies of each of our executive officers who are not also directors. As described in the Compensation Discussion and Analysis below, we have employment agreements with each of our executive officers, including our NEOs. The stock ownership with respect to each executive officer is set forth in the “Security Ownership of Certain Beneficial Owners and Management” table on page 77.
Jack K. Richardson, age 58, was appointed as our Chief Operating Officer on March 31, 2016. Mr. Richardson was the Vice President of Murray Energy from September 2015 to March 2016. From June 2014 to August 2015, he served as the Chief Executive Officer of White Oak Resources, LLC. Mr. Richardson was employed by CONSOL Energy Inc. for over 30 years, with his most recent position being Vice President of Coal Operations. Mr. Richardson has worked in the mining sector for over 30 years and has experience in all basins east of the Mississippi River. Mr. Richardson graduated from Bluefield State College with a Bachelor of Science degree in Mining Engineering Technology and an Associate of Science degree in Business Management.
Dale W. Boyles, age 59, has been our Chief Financial Officer since January 1, 2017. From November to December 2016, he provided consulting services to Warrior Met Coal, LLC. Mr. Boyles was the Chief Financial Officer of Noranda Aluminum Holding Corporation (formerly NYSE listed under “NOR”), a primary aluminum and aluminum coil manufacturer, from November 2013 to November 2016. While in that role, he oversaw the voluntary reorganization under Chapter 11 of the Bankruptcy Code of Noranda in 2016. From 2006 to June 2012, Mr. Boyles served in several capacities for Hanesbrands, Inc. (NYSE listed under “HBI”), an apparel company, including Operating Chief Financial Officer from October 2011 to June 2012, Interim Chief Financial Officer from May 2011 to October 2011, and Vice President, Controller and Chief Accounting Officer from 2006 to May 2011. From 1997 to 2006, he served in various capacities for KPMG LLP, most recently as Audit Partner, Consumer & Industrial Markets. Mr. Boyles was Corporate Division Controller for Collins & Aikman Corporation from 1993 to 1996. Mr. Boyles graduated from the University of North Carolina — Charlotte with a Bachelor of Science degree in Accounting.
Kelli K. Gant, age 48, was appointed as our Chief Administrative Officer on March 31, 2016 and as our Corporate Secretary in January 2017. Ms. Gant was the VP — Human Resources at Walter Energy from August 2011 to March 2016 and the Director — Benefits at Walter Energy from December 2009 to July 2011. Before joining Walter Energy, she was the Senior Vice President and Corporate Benefits Director of Colonial Bank from December 2008 to November 2009, the President of Pension & Benefit Trust Company from July 2007 to November 2008, and the Senior Vice President and Institutional Services Manager of Regions Morgan Keegan Trust from October 2000 to July 2007. Ms. Gant graduated from Auburn University at Montgomery with a Bachelor of Science degree in Human Resources Management, and received her Juris Doctor degree from Jones School of Law at Faulkner University.
Charles Lussier, age 45, has been our Chief Commercial Officer since March 1, 2020, after serving as our Senior Vice President, Sales and Marketing since March 1, 2019. Prior to joining the Company in March 2018 as Vice President, Sales and Marketing, Mr. Lussier was employed as the General Manager of Nitrogen and Latin America Strategy of the global explosives company, Dyno Nobel, from 2015 to 2018. Prior to joining Dyno Nobel, Mr. Lussier worked at Canadian Occidental Petroleum and its successors, Nexen, Nexen Quimica Brasil Ltda. and Canexus, from 1998 to 2015, where he held numerous management positions within Operations, Business Development and Sales and Marketing. During this time, Mr. Lussier spent over 11 years in Brazil working in different locations. Mr. Lussier graduated from the University of Sherbrooke in Quebec, Canada with a degree in Chemical Engineering, and received his Master of Business Administration degree from Athabasca University.
Brian M. Chopin, age 37, was appointed as our Chief Accounting Officer and Controller on March 31, 2016. Mr. Chopin served as Chief Accounting Officer and Controller of Walter Energy from May 2015 to March 2016. Mr. Chopin was the Assistant Corporate Controller from January 2014 to May 2015 and the SEC Reporting Manager from July 2012 to January 2014, of Walter Energy. Before joining Walter Energy, Mr. Chopin was an Audit Manager at KPMG in its Assurance and Advisory Business Services practice from September 2006 to July 2012. Mr. Chopin graduated from the University of Mississippi with a Bachelor of Science degree in Accounting and a Master of Accounting degree with an emphasis in taxation.

Required Vote for Election and Recommendation of the Board of Directors
In order to be elected as a director, a director nominee must receive a plurality of the votes cast by the holders of shares present in person or represented by proxy at our Annual Meeting and entitled to vote on the matter. A plurality of the votes cast means that the six director nominees who receive the greatest number of votes cast “for” their election will be elected as directors. Under a plurality voting standard, abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee and will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owners, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owners of the shares. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the election of each of the six nominees for director named above.
Our Board of Directors recommends that stockholders vote FOR the election of each of the six nominees for director named above.

Proposal 2 — Advisory Vote on the Compensation of Our NEOs
The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our stockholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers (“NEOs”) as disclosed in this Proxy Statement in accordance with the rules of the SEC. We intend to continue to hold such an advisory vote on the compensation of our NEOs, commonly known as a “say-on-pay” vote, each year in connection with our annual meeting of stockholders until the next vote on the frequency of the “say-on-pay” vote or until our Board of Directors otherwise determines that a different frequency for this advisory vote is in the best interests of our stockholders. The next advisory vote on the frequency of  “say-on-pay” votes will occur no later than 2024.
As described in detail in the Compensation Discussion and Analysis, we seek to align the interests of our NEOs with the interests of our stockholders and to reward performance that enhances stockholder returns. As discussed in the Compensation Discussion and Analysis, the Compensation Committee intends to continue to place an emphasis on performance-based compensation, as evidenced by the performance-based cash bonus awards granted to the Company’s executive officers since 2016 and the performance-based restricted stock units granted to the Company’s executive officers beginning in 2018. We believe that our compensation program has been, and will continue to be, successful in retaining and motivating our executive officers necessary for the current and long-term success of the Company.
We are asking our stockholders to indicate their support for the compensation of our NEOs as described in this Proxy Statement. This proposal gives our stockholders the opportunity to express their views on the compensation of our NEOs. This vote is not intended to address any specific element of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended, we are asking our stockholders to vote FOR the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2019 Summary Compensation Table and the other related tables and narrative disclosures.”
While this “say-on-pay” vote is non-binding and advisory, the Board of Directors and the Compensation Committee value the opinions of our stockholders and intend to consider the vote of the Company’s stockholders when considering future compensation arrangements. To the extent there is any significant vote against the compensation of our NEOs as disclosed in this Proxy Statement, the Compensation Committee and Board will evaluate whether any actions are necessary to address the concerns of stockholders.
Required Vote for Approval and Recommendation of the Board of Directors
The approval, on an advisory basis, of the compensation of our NEOs, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative in this Proxy Statement, requires an affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owners, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owners of the shares. The outcome of this proposal is advisory in nature and is non-binding. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the approval, on an advisory basis, of the compensation of our NEOs.
Our Board of Directors recommends that stockholders vote FOR the compensation of our NEOs.

Proposal 3 — Ratification of the Section 382 Rights Agreement
Introduction
On February 13, 2020, the Board authorized the Section 382 Rights Agreement. On February 14, 2020, the Company and Computershare Trust Company, N.A., as rights agent, entered into the Section 382 Rights Agreement. On February 28, 2020, the record date, a dividend of one preferred stock purchase right was made for each share of the Company’s common stock. While stockholder approval of the Section 382 Rights Agreement is not required under Delaware law, as a matter of good corporate governance, the Company is seeking stockholder approval to ratify the decision of the Board to adopt the Section 382 Rights Agreement. Under the terms of the Section 382 Rights Agreement, the Rights will expire on the earliest of  (i) the close of business on February 14, 2023, (ii) the close of business on the first anniversary of the date of entry into the Section 382 Rights Agreement, if stockholder approval of the Section 382 Rights Agreement has not been received by or on such date, (iii) the time at which the Rights are redeemed as provided in the Section 382 Rights Agreement, (iv) the time at which the Rights are exchanged as provided in the Section 382 Rights Agreement, (v) the time at which the Board determines that the NOLs (as defined below) are fully utilized or no longer available under Section 382 of the Code (as defined below), (vi) the effective date of the repeal of Section 382 of the Code or any successor statute if the Board determines that the Section 382 Rights Agreement is no longer necessary or desirable for the preservation of NOLs, or (vii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in the Section 382 Rights Agreement. As of December 31, 2019, the Company had federal and state NOLs totaling approximately $786 million and $860 million, respectively.
By adopting the Section 382 Rights Agreement, the Board is helping to preserve the value of certain deferred tax benefits, including those generated by net operating losses (collectively, the “NOLs”). The Company’s ability to use these NOLs would be substantially limited if it were to experience an “ownership change” as defined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). In general, an ownership change would occur if there is a greater than 50-percentage point change in ownership of securities by stockholders owning (or deemed to own under Section 382 of the Code) 5% or more of a corporation’s securities over a rolling three-year period. The Section 382 Rights Agreement reduces the likelihood that changes in the Company’s investor base will have the unintended effect of limiting the Company’s use of its NOLs. In adopting the Section 382 Rights Agreement, the Board concluded that it is in the best interest of the Company and its stockholders that the Company provide for the protection of the NOLs by adopting the Section 382 Rights Agreement. The Section 382 Rights Agreement is intended to supplement the restrictions on the transfer or other disposition of shares of Common Stock, par value $0.01 per share (the “Common Stock”), contained in the Company’s Certificate of Incorporation, the extension of which the stockholders of the Company approved at the 2019 Annual Meeting of Stockholders (the “Section 382 Charter Provision”). The Section 382 Charter Provision and the Section 382 Rights Agreement have been structured and approved by the Board solely to serve the interests of the Company’s stockholders, have a limited term, and are not intended for defensive or anti-takeover purposes.
The Section 382 Rights Agreement is intended to act as a deterrent to any person acquiring shares of Common Stock equal to or exceeding 4.99% of the shares of Common Stock, or any existing holder of 5.00% or more of the shares of Common Stock acquiring additional shares, by substantially diluting the ownership interest of any such stockholder who acquires additional shares in excess of the threshold unless the stockholder obtains an exemption from the Board. This would protect the NOLs because changes in ownership by a person owning less than 4.99% of the shares of Common Stock are not included in the calculation of  “ownership change” for purposes of Section 382 of the Code. The Board has established procedures to consider requests to exempt certain acquisitions of the Company’s securities from the Section 382 Rights Agreement if the Board determines that doing so would not limit or impair the availability of the NOLs or is otherwise in the best interests of the Company. Please review the information about the Section 382 Rights Agreement below, including without limitation, the section entitled “Certain Considerations Relating to the Section 382 Rights Agreement.”
Plan Summary
The following is a summary of the terms of the Section 382 Rights Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Section 382 Rights Agreement, a copy of which is attached as Exhibit A to this Proxy Statement.

Distribution and Transfer of Rights; Rights Certificates:
The Board has declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock to stockholders of record as of the close of business on February 28, 2020 (the “Record Date”) and the issuance of one Right for each share of Common Stock newly issued or disposed out of treasury between the Record Date and the earliest of the Distribution Date and the Expiration Date (each as defined below). Initially, the Rights will represent the right to purchase one one-thousandth (subject to adjustment) of a share of newly designated Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”) at a purchase price of  $31.00 per one one-thousandth of a share of Preferred Stock, subject to adjustment (the “Purchase Price”).
Prior to the Distribution Date described below:
•
the Rights will be attached to the shares of Common Stock and evidenced by the certificates (or, with respect to any uncertificated shares of Common Stock registered in book entry form, by notation in book entry) representing the shares of Common Stock, and no separate rights certificates will be distributed;

•
certificates for Common Stock which become outstanding after the Record Date will contain a legend incorporating the Section 382 Rights Agreement by reference (for uncertificated shares of Common Stock registered in book entry form, this legend will be contained in a notation in book entry and included in a notice to the record holder of such shares in accordance with applicable law); and

•
the surrender for transfer of any certificates for shares of Common Stock (or the surrender for transfer of any uncertificated shares of Common Stock registered in book entry form), except as otherwise provided in the Section 382 Rights Agreement, will also constitute the transfer of the Rights associated with such shares of Common Stock.

Rights will accompany any new shares of Common Stock that are issued after the Record Date.

Distribution Date:
Subject to certain exceptions specified in the Section 382 Rights Agreement, the Rights will separate from the shares of Common Stock and become exercisable following the earlier of  (i) the 10th business day after public announcement that a person or group of affiliated or associated persons has become an Acquiring Person (as defined below) or such earlier date that a majority of the Board becomes aware of the existence of such Acquiring Person or (ii) the 10th business day (or a later date determined by the Board before any person or group becomes an Acquiring Person) after the date of the commencement of, or announcement of, an intention of any person or group to make, a tender or exchange offer which, if completed, would result in that person or group becoming an Acquiring Person.
The date on which the Rights separate from the shares of Common Stock and become exercisable is referred to as the “Distribution Date.” As soon as practicable after the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders (other than any Acquiring Person or any associate or affiliate thereof) as of the close of business on the Distribution Date and the Rights will become transferable apart from the shares of Common Stock and will be exercisable. Thereafter, such Rights certificates alone will represent the Rights.

Preferred Stock Purchasable Upon Exercise of Rights:	After the Distribution Date, each Right will entitle the holder to purchase, for the Purchase Price, one one-thousandth of a share of Preferred Stock having economic terms similar to that of one share of Common Stock. This portion of a share of Preferred Stock is intended to give the stockholder approximately the same dividend and voting rights as would one share of Common Stock, and should approximate the value of one share of Common Stock.
More specifically, each whole share of Preferred Stock, if issued, will:
•
not be redeemable;

•
be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash in an amount per share (rounded to the nearest cent) equal to the greater of  (a) $1.00 or (b) 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the shares of Common Stock;

•
entitle holders upon liquidation either to receive $10 per share, plus any amount equal to any accrued and unpaid dividends or distributions thereon, or an amount equal to 1,000 times the payment made on one share of Common Stock, whichever is greater;

•
entitle the holder to 1,000 votes; and

•
entitle holders to a per share payment equal to 1,000 times the payment made on one share of Common Stock if the shares of Common Stock are exchanged via merger, consolidation or a similar transaction.

Flip-In Trigger:
Generally, if a person or group of affiliated or associated persons obtains beneficial ownership of 4.99% or more of the shares of Common Stock then outstanding (an “Acquiring Person”), then each Right will entitle the holder thereof, other than the Acquiring Person and its affiliates and associates, to purchase, for the Purchase Price, a number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Purchase Price.
Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Section 382 Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.
Any person who, together with its affiliates and associates, beneficially owns 5.00% or more of the outstanding shares of Common Stock as of the time prior to the first public announcement of the Section 382 Rights Agreement shall not be deemed an Acquiring Person, but only for so long as such person, together with its affiliates and associates, does not become the beneficial owner of any additional shares of Common Stock.

Redemption of the Rights:
The Rights will be redeemable at the Company’s option for $0.01 per Right (payable in cash, shares of Common Stock or other consideration deemed appropriate by the Board) at any time prior to a person becoming an Acquiring Person. Immediately upon the action of the Board ordering redemption (or such later time as the Board may establish for the effectiveness of such redemption), the Rights will terminate and the only right thereafter of the holders of the Rights will be to receive the $0.01 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split, recapitalization or similar transaction.

Exchange Provision:
At any time after the date on which an Acquiring Person beneficially owns 4.99% or more of the shares of Common Stock and prior to the acquisition by the Acquiring Person of 50% of the shares of Common Stock, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for the shares of Common Stock at an exchange ratio of one share of Common Stock per Right (subject to adjustment). In certain circumstances, the Company may elect to exchange the Rights for shares of Preferred Stock.

Expiration of the Rights:	The Rights will expire on the earliest of (i) the close of business on February 14, 2023, (ii) the close of business on the first anniversary of the date of entry into the Section 382 Rights Agreement, if stockholder approval of the Section 382 Rights Agreement has not been received by or on such date, (iii) the time at which the Rights are redeemed as provided in the Section 382 Rights Agreement, (iv) the time at which the Rights are exchanged as provided in the Section 382 Rights Agreement, (v) the time at which the Board determines that the NOLs are fully utilized or no longer available under Section 382 of the Code, (vi) the effective date of the repeal of Section 382 of the Code or any successor statute if the Board determines that the Section 382 Rights Agreement is no longer necessary or desirable for the preservation of NOLs, or (vii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in the Section 382 Rights Agreement (such date, the “Expiration Date”).
Amendment of Terms of Section 382 Rights Agreement and Rights:	At any time prior to a person becoming an Acquiring Person, the terms of the Section 382 Rights Agreement may be amended in any respect without the consent of the holders of the Rights. Thereafter, the terms of the Section 382 Rights Agreement may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, or to correct or supplement any provision contained in the Section 382 Rights Agreement which may be defective or inconsistent with any other provisions therein or (ii) subject to certain exceptions, to make any other changes or provisions in regard to matters or questions arising under the Section 382 Rights Agreement which the Company may deem necessary or desirable.
Voting Rights; Other Stockholder Rights:	The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as a stockholder of the Company.
Anti-Dilution Provisions:
The Board may adjust the Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Stock or shares of Common Stock.
With certain exceptions, no adjustments to the Purchase Price will be made until the cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Stock.

Certain Considerations Relating to the Section 382 Rights Agreement
The Board believes that attempting to protect the NOLs described above is in the Company’s and the stockholders’ best interests. Nonetheless, we cannot eliminate the possibility that an “ownership change” will occur even if the Section 382 Rights Agreement is approved. You should consider the factors below when making your decision.
Future Use and Amount of the NOLs is Uncertain.   The Company’s use of the NOLs depends on its ability to generate taxable income in the future. The Company cannot assure you whether it will have taxable income in any applicable period or, if it does, whether such income or the NOLs at such time will exceed any potential Section 382 limitation.
Potential Effects on Liquidity.   The Section 382 Rights Agreement is intended to deter persons or groups of persons from acquiring beneficial ownership of the shares of Common Stock in excess of the specified limitations that may jeopardize the Company’s ability to use the NOLs. A stockholder’s ability to dispose of the shares of Common Stock may be limited if the Section 382 Rights Agreement reduces the number of persons willing to acquire the shares of Common Stock or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of the Company’s shares and consult their own legal advisors and/or us to determine whether their ownership of the shares of Common Stock approaches the proscribed 4.99% level.
Potential Impact on Value.   The Section 382 Rights Agreement could negatively impact the value of the shares of Common Stock by deterring persons or groups of persons from acquiring the shares of Common Stock, including in acquisitions for which some stockholders might receive a premium above market value.
Anti-Takeover Effect.   The Board adopted the Section 382 Rights Agreement to diminish the risk that the Company’s ability to use the NOLs to reduce potential federal income tax obligations is impaired. Nonetheless, the Section 382 Rights Agreement may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.99% or more of the shares of Common Stock or, in the case of a person or group of persons that already own 4.99% or more of the shares of Common Stock, from acquiring any additional common stock. As the Section 382 Rights Agreement will cause substantial dilution to any person or group who attempts to acquire such an interest in the Company without advance approval from the Board, one effect of the Section 382 Rights Agreement may be to render more difficult or discourage any attempt to acquire the Company or a substantial interest in the Company without Board approval.
Taxes.   No taxable income is recognized by either the stockholders or the Company when the Rights are issued. In certain instances, the occurrence of an event that renders the Rights exercisable may be a taxable event to holders of the Rights.
Required Vote for Approval and Recommendation of the Board of Directors
The ratification of the Section 382 Rights Agreement designed to preserve the value of certain tax assets associated with NOLs under Section 382 of the Code requires the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the outcome of this proposal. Brokers, as nominees for the beneficial owners, may not exercise discretion in voting on this matter and may only vote on this proposal as instructed by the beneficial owners of the shares. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the ratification of the Section 382 Rights Agreement.
Our Board of Directors recommends that stockholders vote FOR the ratification of the Section 382 Rights Agreement.

Proposal 4 — Ratification of Appointment of Independent
Registered Public Accounting Firm
The Audit Committee has appointed Ernst & Young LLP as the independent registered public accounting firm for the Company to audit its consolidated financial statements and effectiveness of internal control over financial reporting for the fiscal year ending December 31, 2020. Stockholder ratification of the appointment is not required under the laws of the State of Delaware, but the Board, at the request of the Audit Committee, has decided to ascertain the position of the stockholders on the appointment. If the appointment is not ratified by an affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at this Annual Meeting, the adverse vote will be considered as an indication to the Audit Committee that it should consider selecting another independent registered public accounting firm for the following year. However, the outcome of this proposal is non-binding and advisory in nature.
One or more representatives of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Required Vote for Approval and Recommendation of the Board of Directors
The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 will be ratified if approved by the affirmative vote of a majority of the votes cast by stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the outcome of this proposal. Brokers, as nominees for a beneficial owner, may exercise discretion to vote on this proposal without instruction of the beneficial owner of the shares. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.
Our Board of Directors recommends that stockholders vote FOR the ratification of the appointment of the independent registered public accounting firm.

CORPORATE GOVERNANCE AND BOARD MATTERS
Governance Highlights
Our Board of Directors is committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. This “Corporate Governance and Board Matters” section of this Proxy Statement describes our governance framework, which includes the following features:
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4 of 6 directors are independent under NYSE listing standards

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Lead independent director appointed

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Unclassified Board with annual elections

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Annual Board and committee evaluations, as well as director self-evaluations

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Annual assessment of Board leadership structure

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Regular executive sessions of independent directors

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No supermajority standards — stockholders may amend our bylaws or charter by simple majority vote

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Mandatory retirement age for directors of 75, subject to exceptions granted by the Board of Directors

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Risk oversight by full Board and designated committees

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Policy providing that a director should offer to resign from the Board if he or she has a change in employment status, subject to acceptance by the Board

Board of Directors
The Board of Directors has general oversight responsibility for the Company’s affairs and is guided in its duties and responsibilities pursuant to Delaware law, the Company’s Certificate of Incorporation, Bylaws, Corporate Governance Guidelines and other Company policies, as well as applicable rules and regulations of the SEC, NYSE and other regulatory authorities. The members of the Board are elected by the stockholders and the Board to oversee the management and strategic objectives of the Company’s business to ensure that the long-term interests of the stockholders are being served.
Composition of the Board
Directors are chosen for their ability to contribute to the broad range of issues that come before the Board and its committees. Our Board of Directors seeks to ensure that the Board is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to effectively satisfy its responsibilities to the stockholders. As part of our annual Board self-evaluation process, the Board evaluates whether or not the Board as a whole has the appropriate mix of skills, experience, backgrounds and diversity in relation to the needs of the Company for the current issues facing the Company.
Directors to be nominated by the Company for election at the annual stockholders’ meeting are approved by the Board of Directors upon recommendation by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee considers candidates for Board membership from recommendations by third-party executive search firms and candidates recommended by stockholders and by management, as well as recommendations from its committee members and other members of the Board. The Nominating and Corporate Governance Committee considers various competencies when considering nominees for Board service, each taken into account at the point in time and to the extent to which a candidate would complement or satisfy a present need on the Board or its committees.
Our Nominating and Corporate Governance Committee considers the experience, qualifications, attributes and skills a prospective nominee offers, taking into account the extent to which the nominee would be a valuable addition to the Board or the Board’s committees. The Nominating and Corporate Governance Committee considers various factors in its review, including an assessment of the prospective nominee’s independence, skills, professional accomplishments, experience and industry background, personal and professional integrity, diversity of opinion, relevant knowledge about the issues affecting the Company’s businesses and industry, and the prospective nominee’s ability to dedicate sufficient time to the performance of his or her duties on the Board. If the Nominating and Corporate Governance Committee decides to proceed with further consideration, members of the Nominating and Corporate Governance Committee, as well as other members of the Board as appropriate, may interview the nominee. After completing this evaluation and interview, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to whether the Board should elect the new director or nominate the candidate for election by the stockholders.
Process for Stockholders to Recommend Director Nominees and Make Nominations
A stockholder who wishes to have the Nominating and Corporate Governance Committee consider a prospective director nominee should notify the Company’s Corporate Secretary in writing by delivering a notice that contains the information specified in Section 3.2 of the Company’s Bylaws relating to stockholder nominations, along with any supporting material the stockholder deems appropriate. The Corporate Secretary will promptly forward these materials to the Chairman of the Nominating and Corporate Governance Committee and the Chairman of the Board. The Nominating and Corporate Governance Committee may contact recommended candidates to request additional information necessary for its evaluation or for disclosure under applicable SEC rules, including without limitation information relating to such candidate that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s Corporate Governance Guidelines set forth factors that the Board and the Nominating and Corporate Governance Committee may consider in evaluating a director nominee, regardless of the nominating party. It is the Nominating and Corporate Governance Committee’s general policy to welcome and consider any and all recommendations. The Company’s Bylaws and Corporate Governance Guidelines can be found in the “Investors” section of the Company’s website at www.warriormetcoal.com (under the “Corporate Governance” link).
Separate procedures apply if a stockholder of record wishes to nominate a director candidate for election at a meeting of stockholders. Section 3.2 of the Company’s Bylaws provides for procedures pursuant to which stockholders of record may nominate director candidates at meetings of stockholders. The Company’s Bylaws can be found in the “Investors” section of the Company’s website at www.warriormetcoal.com (under the “Corporate Governance” link). To provide timely notice of a director nomination at an annual meeting of stockholders, the stockholder’s notice must be received by the Corporate Secretary by the deadline specified under “Deadline for Stockholder Proposals” on page 80. A nominating stockholder’s notice must also satisfy the information requirements specified in Section 3.2 of the Bylaws with respect to the nominee for director and the nominating stockholder. The chairperson of the meeting of stockholders will determine whether or not a nomination was made in accordance with the procedures set forth in our Bylaws. If the chairperson determines that a nomination is defective, he or she will declare to the meeting that such nomination is defective, and the defective nomination will be disregarded.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines to assist the Board and its committees in the exercise of their responsibilities. The Corporate Governance Guidelines, which can be found in the “Investors” section of the Company’s website at www.warriormetcoal.com (under the “Corporate Governance” link), set forth guiding principles and provide a flexible framework for the governance of the Company. The Corporate Governance Guidelines address, among other things, Board functions and responsibilities, management succession, Board membership and independence, Board meetings and Board committees, access to management, employees and outside advisors, and director orientation and continuing education.
Pursuant to the Corporate Governance Guidelines, the Board and each of its committees conduct annual evaluations of their performance, led by the Nominating and Corporate Governance Committee. The evaluation is intended to determine whether the Board and its committees are functioning effectively and fulfilling the requirements set forth in the Corporate Governance Guidelines or the committee’s charter, as applicable. The evaluations also provide the Board and its committees with an opportunity to reflect upon and improve processes and effectiveness. Beginning in 2019, the evaluations also included self-evaluations pursuant to which the directors were asked to examine their own contributions to the Board or committee, as appropriate, and potential areas of improvement.
Also as required by the Corporate Governance Guidelines, the Nominating and Corporate Governance Committee has established, and the Board has reviewed, short- and long-term succession plans for the CEO and other senior management positions, including in the event of unanticipated vacancies in those offices. Additionally, the Corporate Governance Guidelines establish a mandatory retirement age for non-employee directors of 75, subject to exceptions that may be granted by the Board. The Guidelines also provide that a director who experiences a change in employment status should offer to resign from the Board, and the Nominating and Corporate Governance Committee will evaluate whether the Board should accept the resignation based on a review of whether the director continues to satisfy the Board’s membership criteria in light of the director’s new status. Pursuant to this requirement, Ms. Amicarella submitted a contingent resignation to Mr. Williams, as the Chairman of the Board, in December 2019 upon her acceptance of a position with Ethos Energy. The Board, upon recommendation of the Nominating and Corporate Governance Committee, rejected Ms. Amicarella’s contingent resignation after concluding that she continues to be a valuable member of the Board and that the new position does not create a conflict of interest. The Nominating and Corporate Governance Committee regularly reviews and reassesses the adequacy of the Corporate Governance Guidelines and recommends any proposed changes to the Board, and the full Board approves such changes as it deems appropriate.
Board Leadership Structure
The Board of Directors oversees the business and affairs of the Company and monitors the performance of its management. The basic responsibility of the Board is to lead the Company by exercising its business judgment to act in what each director reasonably believes to be the best interests of the Company and its stockholders. Although the Board is not involved in the Company’s day-to-day operations, the directors keep themselves informed about the Company through meetings of the Board, reports from management and discussions with the Company’s NEOs. Directors also communicate with the Company’s outside advisors, as necessary.
The Board does not have a policy as to whether the role of Chairman of the Board and Chief Executive Officer should be separate or whether the Chairman should be a management or a non-management director. The Corporate Governance Guidelines provide that whether to have the same person occupy the offices of Chairman and Chief Executive Officer should be decided by the Board, from time to time, in its business judgment after considering relevant circumstances. Since March 31, 2016, the roles of the Chairman and the Company’s Chief Executive Officer have been held separately, but the Chairman is not an independent director. The Board believes that this leadership structure promotes strategy development and execution, and facilitates information flow between management and the Board. Mr. Williams serves as non-executive Chairman and Mr. Scheller serves as Chief Executive Officer. As the non-executive Chairman, Mr. Williams acts as the key liaison with the Chief Executive Officer, sets the agendas for Board meetings in consultation with the Lead Director (as defined below), presides over meetings of the Board and the stockholders, communicates the Board of Directors’ feedback to the Chief Executive Officer and communicates on behalf of the Board with various constituencies involved with the Company.
As Mr. Williams is not considered independent by the Board, as detailed below under “Director Independence,” the Board of Directors determined that it was in the best interests of the Company and its stockholders to elect an independent director to serve in a lead capacity (the “Lead Director”) to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may determine. The Board elected J. Brett Harvey as the Lead Director on February 13, 2018, and adopted a Lead Director Charter in order to set forth the duties and responsibilities of the lead independent director of the Board, which can be found in the “Investors” section of the Company’s website at www.warriormetcoal.com (under the “Corporate Governance” link). The Lead Director Charter provides that the lead independent director of the Board will, among other duties, preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the non-management directors, serve as a liaison between the Chairman and the non-management directors, and provide input to the Chairman regarding Board agendas and the schedule of meetings.
Director Independence
Our Corporate Governance Guidelines provide that a majority of the Board’s directors must be “independent” under applicable criteria established by the NYSE. Our Corporate Governance Guidelines also provide that the Board shall perform an annual review of the independence of each director and director nominee and make an affirmative determination as to each director’s independence. In making this affirmative determination, NYSE listing standards require that our Board consider whether each director has a “material relationship” with the Company (either directly or as a partner, stockholder or officer of an organization that has a material relationship with the Company). The Board has determined that each of Messrs. Harvey, Schumacher and Turner and Ms. Amicarella is an independent director under applicable NYSE criteria. Additionally, the Board previously determined that Trevor Mills, who resigned from the Board during 2019, was an independent director under applicable NYSE criteria.
Each year, our directors complete a questionnaire that, among other things, elicits information to assist the Board, with the assistance of the Nominating and Corporate Governance Committee, in assessing whether the directors meet the applicable independence standards. Using these responses and other information, the Nominating and Corporate Governance Committee evaluates, with regard to each director, whether the director currently has or had any (1) employment or professional relationship that, in and of itself, would, pursuant to the NYSE’s general independence standards, require a conclusion that the director is not independent and/or (2) employment or professional relationship with any organization with which the Company has or had a relationship, where the organization made or received payments from the Company. If a director has or had a relationship with an organization which made or received payments from the Company, information regarding the amount of such payments is provided to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee then determines whether the amount of any such payments requires, pursuant to the NYSE’s general independence standards or otherwise, a conclusion that the director is not independent. Furthermore, the Nominating and Corporate Governance Committee discusses any other relevant facts and circumstances regarding the nature of these relationships to determine whether other factors, regardless of the independence requirements, might impede a director’s independence and makes a recommendation to the Board regarding the director’s independence.
The applicable criteria established by the NYSE and the SEC generally require issuers to have an audit committee composed of at least three members, each of whom (i) satisfies the NYSE’s general independence standards, (ii) meets the heightened independence standards imposed by Rule 10A-3 under the Exchange Act and (iii) is financially literate as interpreted by the issuer’s board of directors. The Board has determined that each current member of the Audit Committee satisfies these requirements. The Board also has determined that Mr. Schumacher is an “audit committee financial expert” in compliance with the criteria established by the SEC and NYSE, and that Mr. Schumacher’s simultaneous service on the audit committees of more than three public companies does not impair the ability of Mr. Schumacher to effectively serve on the Audit Committee.
Additionally, the Board has determined that each current member of the Compensation Committee and Nominating and Corporate Governance Committee, as well as each director who served on either of such committees during 2019, satisfies the NYSE’s general independence standards. In affirmatively determining the independence of each member of the Compensation Committee, the Board considered all factors specifically relevant to determining whether a director has a relationship to the Company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to, the source of such director’s compensation and whether such director is affiliated with the Company.

Board of Directors Meetings and Committees
Meeting Attendance
Under our Corporate Governance Guidelines, directors are expected to attend all Board meetings and meetings of the committees of the Board on which they serve, and directors are encouraged to attend the annual meetings of stockholders. None of the directors attended fewer than 75% of the aggregate of  (i) the total number of meetings of the Board and (ii) the total number of meetings of committees of the Board for the period during which the director served on the Board or such committees in 2019. All of the directors attended our 2019 Annual Meeting of Stockholders.
The following table sets forth the current membership of each committee of the Board of Directors and the number of meetings that the Board and each committee held during 2019:
Director	Board	Audit	Compensation	Nominating and Corporate Governance	Environmental, Health and Safety	Finance
Stephen D. Williams	C				C	•
Ana B. Amicarella	•	•		•
J. Brett Harvey	Lead Independent	•	•	C	•
Walter J. Scheller, III (Chief Executive Officer)	•				•	•
Alan H. Schumacher	•	C	•
Gareth N. Turner	•		C	•		C
Number of 2019 Meetings	7	5	4	4	4	1
Standing Committees
The Board currently has five standing committees and, upon the recommendation of the Nominating and Corporate Governance Committee, appoints the members of those committees. The standing committees include (1) the Audit Committee, (2) the Compensation Committee, (3) the Nominating and Corporate Governance Committee, (4) the Environmental, Health and Safety Committee and (5) the Finance Committee. From time to time, the Board may also add new committees or remove existing committees as it deems advisable in the fulfillment of its responsibilities.
Each of the standing committees of the Board is governed by a written charter, and each committee conducts an annual evaluation of its performance and its charter. The charter for each committee can be found in the “Investors” section of the Company’s website at www.warriormetcoal.com (under the “Corporate Governance” link).
Audit Committee
The Audit Committee charter states that the Audit Committee shall consist of at least three members, all of whom are determined by the Board to meet the general and heightened independence requirements of the NYSE and the SEC. The charter also requires that all Audit Committee members must be financially literate, at least one member shall be an “audit committee financial expert” in compliance with the criteria established by the SEC and NYSE, and none of the members shall have participated in the preparation of the financial statements of the Company or any current subsidiary during the past three years. The primary duties of the Audit Committee are to:
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assist our Board in its oversight responsibilities regarding the integrity of our financial statements, the independent auditor’s qualifications, independence and performance, the performance of our internal audit function and our compliance with legal and regulatory requirements;

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discuss with management and the independent auditor the Company’s annual audited financial statements and quarterly financial statements, including disclosures made in Management’s

Discussion and Analysis of Financial Condition and Results of Operations, and the adequacy of the internal controls over financial reporting;
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discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles;

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select, oversee and, if appropriate, replace the Company’s independent auditor, considering qualifications, independence and performance; approve the scope of the proposed audit for each fiscal year and the fees and other compensation to be paid to the independent auditor therefor;

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establish policies for the Company’s hiring of employees or former employees of the independent auditor;

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review and discuss with management, the senior officer responsible for the design and implementation of the internal audit function, and the independent auditor the annual audit plan, budget, activities, organizational structure and qualifications of the persons performing the design and implementation of the internal audit function;

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in accordance with the Board’s Related Party Transactions Approval Policy, review and approve related party transactions, including any related person transactions in which the Company is a participant and for which disclosure would be required under Item 404(a) of Regulation S-K;

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establish procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

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discuss and review the Company’s policies and guidelines with respect to risk assessment and risk management, and discuss with management the Company’s major financial and other risk exposures and the steps management has taken to monitor and control such exposures.

The Audit Committee has adopted procedures in its Audit Committee Pre-Approval Policy for pre-approving auditing services, internal control-related services and permitted non-audit services provided by the Company’s independent auditor. The Committee may delegate this authority to one or more of its members, provided that such member or members report any pre-approval decisions to the Audit Committee at its next meeting.
Compensation Committee
The Compensation Committee charter states that the Compensation Committee shall consist of at least three members, all of whom are determined by the Board to meet the NYSE’s general independence requirements. In addition, at least two members must qualify as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act. The primary duties of the Compensation Committee are to:
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in consultation with senior management, establish the Company’s general compensation philosophy and objectives;

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review and approve the Company’s goals and objectives relevant to the compensation of the CEO, annually evaluate the CEO’s performance in light of those goals and objectives, and, based on this evaluation determine the CEO’s compensation level, including salary, bonus, incentive and equity compensation;

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review and approve all compensation for non-CEO executive officers;

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review, approve and administer incentive compensation and equity-based plans, which includes the ability to adopt, amend and terminate such plans;

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review and approve the following as they affect the CEO and non-CEO executive officers: (a) any employment agreements and severance arrangements; (b) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits; and (c) any special or supplemental compensation and benefits for the CEO and non-CEO executive officers and individuals who formerly served as executive officers, including supplemental retirement benefits and the perquisites provided to them during and after employment;

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review and discuss with management the disclosures made in the Compensation Discussion and Analysis and recommend to the Board whether the Compensation Discussion and Analysis and the Compensation Committee report should be included in the Company’s annual report and proxy statement;

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review and consider the results of the most recent stockholder advisory vote on executive compensation when determining compensation policies and making decisions on executive compensation; and

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review and make recommendations to the Board with respect to director compensation.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee charter states that the Nominating and Corporate Governance Committee shall consist of at least three members, all of whom are determined by the Board to meet the NYSE’s general independence requirements. The primary duties of the Nominating and Corporate Governance Committee are to:
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identify individuals qualified to become directors and recommend to the Board the director nominees for election by stockholders at each meeting of stockholders at which directors will be elected;

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develop and recommend to the Board a set of corporate governance guidelines applicable to the Company and review and reassess the adequacy of such guidelines at least annually and recommend any proposed changes to the Board for approval;

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oversee the annual evaluations of the Board, each of the committees of the Board and the Company’s management;

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periodically review the criteria for the selection of new directors to serve on the Board and recommend any proposed changes to the Board for approval;

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periodically review and make recommendations to the Board regarding the composition, size, purpose, structure, operations and charter of each of the Board’s committees; and

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annually recommend to the Board the chairpersons and members of each of the Board’s committees.

Environmental, Health and Safety Committee
The Environmental, Health and Safety Committee charter states that the Environmental, Health and Safety Committee shall consist of at least three members, all of whom are environmentally knowledgeable. The primary duties of the Environmental, Health and Safety Committee are to:
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review periodically, and update as appropriate, the various policies and procedures of the Company regarding compliance with the various laws, regulations and rules pertaining to health, safety and the environment;

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monitor Company compliance with its policies and procedures concerning health, safety and the environment, including obtaining periodic reports from Company and subsidiary management, environmental counsel and health and safety personnel;

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review assessments of and discuss with management the Company’s material environmental, health and safety risks and the Company’s implementation of appropriate strategies to manage such risks, including internal and independent environmental, health and safety audits; and

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review and recommend approval of any environmental and safety disclosures required to be included in the Company’s filings with the SEC.

Finance Committee
The Finance Committee charter states that the Finance Committee shall consist of at least three members. The primary duties of the Finance Committee are to:
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review management’s policies and make recommendations to the Board related to the Company’s capital structure, annual financing plans, issuance of debt and equity securities, credit agreements and other financial matters;

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oversee the Company’s compliance with debt covenants and monitor the Company’s key financial ratios;

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review and discuss with management and make recommendations to the Board regarding the Company’s insurance coverages, including property and casualty and directors’ and officers’ liability; and

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oversee, along with the Lead Director of the Board, and make recommendations to the Board regarding any material merger, acquisition or divestiture, including pricing and contractual terms and such other matters as the Committee determines is reasonably necessary.

The Board’s Role in Risk Management
Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for oversight of the Company’s risk management. The Board has delegated to certain committees oversight responsibility for those risks that are directly related to their areas of focus. The Audit Committee reviews our policies and guidelines with respect to risk assessment and risk management, including our major financial risk exposures, and oversees the steps management has taken to monitor and control those exposures. The Compensation Committee considers risk issues when establishing and administering our compensation program for executive officers and other key personnel. The Nominating and Corporate Governance Committee oversees matters relating to the composition and organization of the Board and advises the Board how its effectiveness can be improved by changes in its composition and organization. The Environmental, Health and Safety Committee reviews assessments of and discusses with management the Company’s material environmental, health and safety risks and the Company’s implementation of appropriate strategies to manage such risks, including internal and independent environmental, health and safety audits. The Finance Committee considers various risks when advising management and the Board with respect to the Company’s financial policies, strategies and capital structure.
Code of Ethics
The Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”), which is applicable to all of the Company’s officers (including the Company’s principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions), directors and employees. The Audit Committee of the Board regularly reviews the Code of Conduct and recommends changes to the Board for approval. If the Audit Committee grants any waivers of the Code of Conduct to any of our directors or officers, we will, if required, disclose these matters in the “Investors” section of our website at www.warriormetcoal.com on a timely basis. The Code of Conduct can be found in the “Investors” section of our website at www.warriormetcoal.com (under the “Corporate Governance” link).
Sustainability and Corporate Responsibility
Under the leadership of our Board and Environmental, Health and Safety Committee, we are committed to operating in a sustainable manner and being a responsible corporate citizen. The Company’s leadership is focused on establishing measurable sustainability goals and providing detailed information about its initiatives to the Company’s investors, employees, customers, community and other stakeholders. In February 2020, we issued our 2019 Corporate Responsibility Report, which provides significantly increased disclosure and transparency regarding our corporate-wide sustainability efforts. This Report was prepared in accordance with the Global Reporting Initiative (GRI) Standards (Core Option) and highlights our goals of becoming an industry leader in environmental stewardship, maintaining a strong environmental compliance record and safety statistics that are better than the industry average, and forming collaborative partnerships focused on workforce development and our communities. Our 2019 Corporate Responsibility Report (which is not incorporated into this Proxy Statement) can be found in the “Corporate Sustainability” section of our website at www.warriormetcoal.com.

Compensation Committee Interlocks and Insider Participation
During the year ended December 31, 2019, directors who served on our Compensation Committee included Messrs. Turner, Harvey and Schumacher. No member of our Compensation Committee during 2019 was an employee or officer or former employee or officer of the Company or had any relationships requiring disclosure under Item 404 of Regulation S-K.
None of our executive officers served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board or Compensation Committee during 2019.
Communication with the Board
The Board will give appropriate attention to written communications that are submitted by stockholders and will respond as the Board deems appropriate. Stockholders and other interested parties may contact an individual director, the entire Board, or a specified Board committee or group, including the independent directors as a group, by mailing such communication to:
Warrior Met Coal, Inc.
c/o Corporate Secretary
16243 Hwy 216
Brookwood, Alabama 35444
Each communication should specify the applicable addressee(s) to be contacted, as well as the general topic of communication. The Corporate Secretary will initially receive and process communications before forwarding them to the addressee. Stockholders and other interested parties may also email Dale W. Boyles, the Company’s Chief Financial Officer, at dale.boyles@warriormetcoal.com.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis is designed to provide our stockholders with an explanation of our executive compensation philosophy and objectives, our 2019 executive compensation program and the compensation paid by us to the following named executive officers (or “NEOs”): Walter J. Scheller, III, Chief Executive Officer (“CEO”), Jack K. Richardson, Chief Operating Officer, Dale W. Boyles, Chief Financial Officer, Kelli K. Gant, Chief Administrative Officer and Corporate Secretary, Charles Lussier, Chief Commercial Officer, and Phillip C. Monroe, Vice President — Legal (who transitioned from General Counsel to Vice President — Legal of the Company effective June 1, 2019, and was no longer an executive officer as of such date).
Compensation in Context: Company Performance in 2019
Warrior Met Coal is a U.S.-based, environmentally and socially minded supplier of metallurgical coal to the global steel industry. We are dedicated entirely to mining non-thermal metallurgical coal used as a critical component of steel production by metal manufacturers in Europe, South America and Asia. We are a large-scale, low-cost producer and exporter of premium met coal, also known as hard-coking coal (HCC), operating two highly productive underground mines in Alabama. The HCC that Warrior produces from the Blue Creek coal seam in Alabama contains very low sulfur, has strong coking properties and is of a similar quality to coal referred to as the premium HCC produced in Australia. The premium nature of Warrior’s HCC makes it ideally suited as a base feed coal for steel makers and results in price realizations near the Platts Index price. Our strategy of achieving high realized prices relative to other U.S. met coal producers while maintaining a low-cost structure has driven strong financial performance.
2019 was an outstanding year for the Company, as reflected in our record high operational performance and strong financial performance. For the full year of 2019, the Company produced 7.7 million metric tons of coal and sold 7.2 million metric tons, both of which were record highs for the Company. We are pleased with our performance in 2019, even in the face of challenging market conditions in the second half of the year. Even with a slowdown in steel production in the latter half of 2019, as well as additional macro issues in the global economy which significantly impacted pricing, we were still able to execute another year of strong sales volume along with a significant increase in production volume.
The following list highlights the Company’s key accomplishments during 2019:
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Through strong operational and financial performance, we were able to increase the Company’s guidance targets for 2019 and produced and sold record high volumes;

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We recorded a best ever annual production volume of 7.7 million metric tons, while achieving a record low safety incident rate at the mines of 2.30;

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We achieved a record annual sales volume of 7.2 million metric tons and a record lowest annual cash cost of sales (free on board port) of  $99.15 per metric ton;

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We successfully retired $131.6 million aggregate principal amount of our 8.00% Senior Secured Notes due 2024 through a restricted payment and concurrent tender offer to permit up to $299.0 million in stockholder returns;

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We demonstrated an ongoing commitment to returning capital to our stockholders, including $240.4 million of special dividends and regular $0.05 per share quarterly dividends;

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We implemented a new $70 million stock repurchase program after fully exhausting the previous $40 million stock repurchase program and repurchased 0.6 million shares of the Company’s common stock, totaling $12.5 million;

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We amended our credit facility to conform certain covenants to our indenture governing the remaining outstanding 8.00% Senior Secured Notes due 2024; and

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We successfully completed five longwall operation moves during 2019.

As detailed in this Compensation Discussion and Analysis, our compensation program is designed to link executive pay with corporate and individual performance, and one of the ways we do this is to tie our annual cash incentive awards to the primary performance metrics that management uses to evaluate the Company’s performance:
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Safety rates:   Our dedication to safety is at the core of all of our overall operations as we work to further reduce workplace incidents by focusing on policy awareness and accident prevention. Our continued emphasis on enhancing our safety performance has resulted in zero fatal incidents and a record low total reportable incident rate of 2.30 for the year ended December 31, 2019, compared to our target goal of 3.22.

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Adjusted EBITDA:   Our management uses Adjusted EBITDA (as defined below under “Elements of 2019 Executive Compensation — Annual Cash Incentive Awards”) as a supplemental financial measure to assess our financial condition and operating performance. This measure does not comply with generally accepted accounting principles (“GAAP”) in the United States, and the GAAP measure most directly comparable to Adjusted EBITDA is net income. For the year ended December 31, 2019, we achieved Adjusted EBITDA (adjusted to remove certain costs) of approximately $499.5 million, compared to our target goal of approximately $489.2 million.

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Capital expenditures:   Our mining operations require investments to maintain, expand, upgrade or enhance our operations and to comply with environmental regulations. In 2019, we continued a significant capital investment program to upgrade all key production equipment to further improve efficiency and reliability of our mining operations. This consisted of not only sustaining capital but also discretionary capital for projects that will increase efficiency, increase production and lower costs over time. Despite these increased expenditure levels, management remained focused on controlling this spending. For the year ended December 31, 2019, we achieved certain capital expenditures of approximately $107.3 million, compared to our target goal of  $113.5 million.

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Metric tons of production:   In order to optimize the use of our assets and achieve high realized prices, we need to be able to increase annual production in response to favorable market conditions. In the year ended December 31, 2019, we produced a record high 7.7 million metric tons of met coal from Mine No. 4 and Mine No. 7, compared to our target goal of approximately 6.4 million metric tons. Mine No. 7 produced a record high 5.7 million metric tons in the year ended December 31, 2019.

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Cash cost of production per metric ton:   We believe Mine No. 4 and Mine No. 7 are two of the lowest cost met coal mines in North America. Our low-cost position is derived from our operations’ favorable geology, automated longwall mining methods and significant flexibility allowed under our workforce agreements. Maintaining and further improving our low-cost operating profile is an important goal for us. In the year ended December 31, 2019, we achieved a cash cost of production per metric ton that was approximately 16% better than our target goal and the lowest cash cost of production per metric ton in three years.

As detailed below under “Elements of 2019 Executive Compensation — Annual Cash Incentive Awards — Actual 2019 Results,” the Company’s performance under these metrics resulted in a payout of the annual cash incentive awards at 183.99% of target.
In order to further align executives’ interests with those of the stockholders and motivate the behaviors that our Compensation Committee and Board of Directors believe will drive growth and value in our business, we changed the structure of the equity incentive awards granted to NEOs and key employees in 2018 by providing for a more stockholder-aligned equity incentive mix comprised of a majority of performance-based RSUs and a minority of time-based RSUs. The Compensation Committee chose to increase the total target value of the equity awards granted to five of the six NEOs in 2019 in order to promote the retention of our NEOs while maintaining a strong link between executive compensation and Company performance. The performance-based RSUs are earned on the basis of the Company’s performance in each of the three years beginning with the year of the date of grant, and as with the annual cash incentive awards, these long-term equity awards are tied to performance metrics that management uses to evaluate the Company’s performance:

•
Longwall feet of advance:   This metric reflects management’s focus on operational efficiency. In the year ended December 31, 2019, we achieved record annual longwall feet of advance that was approximately 10% greater than the target level.

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Continuous miner feet of advance:   This metric reflects management’s focus on operational efficiency. In the year ended December 31, 2019, we achieved record annual continuous miner feet of advance that was approximately 0.3% greater than the target level.

•
Cash cost of production per metric ton:   As detailed above, this metric reflects management’s focus on our key business strategy of maintaining and further improving our low-cost operating profile. In the year ended December 31, 2019, we achieved a cash cost of production per metric ton that was approximately 16% better than our target goal and the lowest cash cost of production per metric ton in three years.

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Total shareholder return:   We compare the Company’s total shareholder return to that of its peer group, which reflects that our executive compensation program should align management’s interests with those of our stockholders and incentivize performance relative to the Company’s peers. In the year ended December 31, 2019, we achieved total shareholder return of approximately 8.13%, compared to our peer group median of  -24.13%.

As detailed below under “Elements of 2019 Executive Compensation — Long-Term Equity Incentives — Actual 2019 Results,” the Company’s performance under these metrics resulted in a payout of the performance-based RSUs eligible to be earned for 2019 at 100% of target.
Compensation Philosophy and Objectives
Our overriding objective is to achieve and sustain significant increases in shareholder value. Our executive compensation program has been designed to support this objective with a clear link between pay and corporate and individual performance, while discouraging executives from taking excessive risks. We structure our compensation plans to provide target compensation levels and opportunities that are competitive with the median target opportunities for comparable positions among the companies that comprise our peer group. We continue to refine our peer group to be reflective of similar businesses of comparable size, as well as businesses that are representative of the market place for talent in which we compete. This approach is also aimed at ensuring our ability to attract, retain and motivate the executives, managers and professionals who are critical to our short- and long-term success. A significant portion of our executives’ compensation is “performance-based” in the form of both short- and long-term incentives that are intended to motivate balanced decision-making by our executives while also aligning their interests with those of our shareholders.
Executive Compensation Program Objectives and Principles
Our primary compensation objectives are to:
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Attract, motivate and retain top executive and managerial talent,

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Reward our executives for the achievement of our annual and long-term performance goals,

•
Drive future short- and long-term performance,

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Discourage excessive risk-taking, and

•
Align managements’ interests with those of the stockholders.

While the individual compensation elements may differ, the design of the executive compensation program is generally based on the same objectives as the overall compensation program provided to all of our employees. The Compensation Committee has established the following principles, which are meant to effect these compensation objectives and guide the design and administration of specific plans, agreements and arrangements for our executives:
Principle	Description
Compensation Should Be Performance-Based	The Compensation Committee believes that a significant portion of our executives’ total compensation should be tied to how well the Company performs relative to applicable financial, strategic, operational and safety objectives and how well they perform individually. To accomplish this, the Compensation Committee uses a variety of targeted, performance-based compensation vehicles in our executive compensation program that are specifically designed to incorporate performance criteria that promote our annual operating plan and long-term business strategy, build long-term stockholder value and discourage excessive risk-taking.
As the Compensation Committee believes that there should be a strong correlation between executive compensation and Company performance, in years when our performance exceeds objectives established for the relevant performance period, executives should be paid more than 100% of the established target award. Conversely, when performance does not meet the established objectives, incentive award payments should be less than 100% of the established target level or eliminated altogether if actual results are below the threshold performance levels.
Compensation Should Reinforce Our Business Objectives and Values	Our objective is to increase stockholder value through our continued focus on asset optimization and cost management to drive profitability and cash flow generation. Our key strategies to achieve this objective include: maximizing profitable production; maintaining and improving our low-cost operating cost profile; broadening our marketing reach; maintaining a strong correlation between realized coal prices and the Platts Index; and capitalizing on opportunities for technological innovation to continue to reduce our impact on the environment. The Compensation Committee considers these strategies, as well as the Company’s risk tolerance, when identifying the appropriate incentive measures and setting the goals and objectives applicable to our NEOs.
Performance-Based Compensation Should Be Benchmarked	The Compensation Committee believes that the use of internal performance metrics alone would yield an incomplete picture of Company performance. Accordingly, the performance-based element of our executive compensation program also emphasizes and evaluates the Company’s performance relative to similarly situated organizations on the basis of industry focus, scope of operations and size. This evaluation serves as a means to assess, on a comparative basis, how well we deliver results that build long-term shareholder value which, in turn, allows us to better establish the performance expectations of the executives leading the Company.
The Majority of Our Executives’ Compensation Should Be Variable and “At Risk”	The Compensation Committee inherently believes that pay and performance should be directly linked. In support of this objective, we seek to ensure that our incentive compensation programs are consistent with, and supportive of, our short- and long-term strategic, financial, operational and safety goals by making a significant portion of each NEO’s total compensation variable and “at risk,” with payouts dependent on the successful achievement of our articulated performance goals, which are set annually by the Compensation Committee.

Snapshot: How Compensation is Delivered to Our NEOs
The total direct compensation opportunities of our NEOs for 2019 are comprised of the following elements:
	Core Compensation Element	Underlying Principle	Description
Fixed Compensation	Base Salary	To provide a competitive level of fixed compensation that serves to attract and retain high-caliber talent and is predicated on responsibility, skills and experience.	Base salaries are generally reviewed annually and may be modified on the basis of merit, promotion, internal equity considerations and/or market adjustments.
Variable Compensation	Annual (Cash) Incentive Award	To reward achievement of corporate and individual NEO goals and contributions to the Company.
Annual incentive awards are based on objective performance metrics, but also allow the Compensation Committee to apply discretion (both negative and positive, up to appropriate, applicable limits) in considering quantitative and qualitative performance. Annual incentive awards are delivered to our NEOs in cash.

	Long-Term (Equity) Incentive Award	To promote the recruitment and retention of our NEOs, to reward performance that drives stockholder value creation and to align the interests of our management team with those of our stockholders.	Long-term incentive awards are delivered to our NEOs in a combination of performance-vested and time-vested restricted stock units (“RSUs”).
Shareholder Advisory Votes on Executive Compensation
Pursuant to SEC rules, we provided our stockholders with the opportunity in 2019 to vote to approve, on an advisory basis, the compensation of our NEOs (often referred to as a “say-on-pay” vote). Although the “say-on-pay” vote is advisory and non-binding, the Compensation Committee considers the outcome of the vote as part of its executive compensation planning process. At the 2019 Annual Meetings of Stockholders, over 98% of the votes cast on the “say-on-pay” proposal were voted in favor of the compensation of our NEOs as disclosed in the proxy statement for such meeting. Our Compensation Committee considered this high level of stockholder support when determining the compensation for 2020, and decided not to make any significant changes to the structure of our compensation program. The Committee concluded that the Company’s compensation program should continue to emphasize the performance, alignment and retention objectives described herein.
As required by SEC rules, we also provided our stockholders with an opportunity to vote, on an advisory basis, on the frequency of future say-on-pay votes at the 2018 Annual Meeting of Stockholders. At that meeting, the Company’s stockholders voted overwhelmingly to recommend that future say-on-pay votes be held annually. Our Board adopted that recommendation and, accordingly, we intend for our stockholders to continue to have an annual opportunity to vote to approve, on an advisory basis, the compensation of our NEOs. Pursuant to SEC rules, the next advisory vote on the frequency of future say-on-pay votes will be held no later than the Company’s 2024 Annual Meeting of Stockholders.
Role of the Compensation Committee
Our Compensation Committee, which currently consists of three members of the Board, all of whom qualify as independent under NYSE listing standards, reports regularly to the Board and annually evaluates its own performance. It meets periodically during the year, generally in conjunction with regular meetings of the Board. The primary goal of the Compensation Committee is to assist the Board in fulfilling its oversight responsibilities related to setting, monitoring and implementing a compensation philosophy and strategy designed to enhance profitability and fundamental value for the Company. It also reviews and approves the salary and other compensation of the CEO and our other executive officers, as well as the compensation and benefits of our non-employee directors on an annual basis. The Compensation Committee determines incentive compensation targets and awards under various compensation plans and makes grants of restricted stock units and other awards under our stock incentive plans.
Our Compensation Committee has the authority to engage the services of outside advisors. In June 2017, the Compensation Committee retained Lyons, Benenson & Company Inc. (“Lyons, Benenson”), an independent compensation consulting firm, to provide market and peer group data, to examine pay and performance matters, and to assist the Compensation Committee in developing compensation programs and making compensation decisions applicable to the Company’s executive officers and non-employee directors. In determining the compensation of the executive officers other than the CEO, the Compensation Committee takes into account current compensation levels and, since June 2017, peer group benchmarking, and also considers the recommendations of the CEO, which are based primarily on Company and individual performance as well as competitive market data. The Committee does not use a formula to weight these factors, but, instead, uses these factors to provide context within which to assess the significance of comparative market data and to differentiate the level of target compensation among our NEOs. After the end of the performance period to which a particular incentive award relates, the Compensation Committee reviews our performance relative to the applicable performance targets and recommends payouts based on that performance.
Role of Management
Our Compensation Committee determines the compensation of the CEO without management input, but may be assisted in this determination by Lyons, Benenson. In making determinations regarding the compensation for the Company’s non-CEO executive officers, the Compensation Committee may request input from the CEO, other members of the Board and its key committees, and Lyons, Benenson. The CEO recommends compensation, including the compensation provisions of employment and/or severance agreements for those who have them, for the NEOs other than himself, and for all others whose compensation falls under the purview of the Compensation Committee. The Compensation Committee also performs its own assessment of the individual performance of each executive officer. In making these recommendations, the CEO evaluates the performance of each executive, and considers (i) each executive’s current responsibilities and his or her ability to assume increasing responsibilities, (ii) the executive’s compensation opportunity in relation to other executive officers of the Company, (iii) publicly available information regarding the competitive marketplace for talent and (iv) since June 2017, information provided to the Compensation Committee and the Company by Lyons, Benenson. Executive officers, including the CEO, are neither consulted about their respective compensation nor are they present for the discussions or decisions regarding their own compensation. The Compensation Committee is assisted in the administration of its decisions by the Company’s principal administrative and human resources officer. Notwithstanding this input, the Compensation Committee retains full discretion to approve the compensation of the Company’s executive officers.
Role of the Compensation Consultant
Since June 2017, Lyons, Benenson has advised the Compensation Committee regarding annual and long-term incentive plan design, assisted the Committee in determining the compensation peer group,

which is described in more detail below, and advised the Committee on competitive compensation practices, comparative market data and the appropriate mix of compensation elements, which the Committee considered in determining the appropriate levels of compensation for each NEO for 2019.
The Compensation Committee reviews the types of services provided by the consultant and all fees paid for those services on a regular basis. Other than the advice provided to the Compensation Committee on executive compensation, on director compensation described under “Director Compensation” below, and on certain corporate governance matters related to compensation, neither Lyons, Benenson nor any of its affiliates provided additional services to the Company or any of its affiliates in 2019.
Consultant Conflict of Interest Assessment:   As required by rules adopted by the SEC under the Dodd-Frank Act, the Compensation Committee assessed all relevant factors and determined that the work of Lyons, Benenson did not raise any conflict of interest in 2019. In making this determination, the Compensation Committee considered all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act.
Discouraging Excessive Risk-Taking
The Compensation Committee annually reviews the design of our executive compensation program, including whether the risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on the Company. In doing so, the Compensation Committee assesses whether compensation programs used in prior years have successfully achieved our compensation objectives. The Committee also considers the extent to which our compensation program is designed to achieve our long-term financial and operating goals. The Compensation Committee may also consider recommendations from the Audit Committee regarding risks and risk mitigation. Key factors in mitigating any risks associated with the Company’s compensation programs and practices are outlined below:
Balanced Weighting of Performance Metrics in Incentive Compensation Programs	The Company’s annual cash and equity incentive compensation plans use a balanced weighting of multiple performance measures and metrics to determine incentive payouts to our executives and managers. This discourages excessive risk taking by eliminating any inducement to over-emphasize one goal to the detriment of others.
Maximum Compensation Limits	All of our incentive plans provide for maximum payout limits or “caps.”
Stock Retention Requirements For Executives	The Company believes that retention requirements serve to align the interests of management with those of stockholders by requiring executives to hold a meaningful equity position in the Company which, in turn, aligns the executives’ interests with those of the stockholders and, thereby, supports the Company’s objective of building long-term stockholder value. Furthermore, the Company believes that ownership of equity mitigates the risk of executive actions that could potentially damage or destroy equity value.
Policies Regarding Trading in Company Stock	We maintain policies and procedures for transactions in the Company’s securities that are designed to ensure compliance with all insider trading rules. The Company’s policies and procedures also prohibit employees, officers and directors from engaging in certain forms of hedging (as discussed below under “Prohibition on Hedging and Pledging of Company Stock”) and short-term speculative trading of the Company’s securities, including without limitation short sales and put and call options involving the Company’s securities. We also prohibit employees, officers and directors from pledging the Company’s securities as collateral for loans and holding the Company’s securities in a margin account.

Recoupment Policies	The Board adopted the Warrior Met Coal, Inc. Incentive Recoupment Policy pursuant to which the Company is entitled to recover compensation from any current or former employee or consultant if the Company’s financial statements are required to be restated due to errors, omissions, fraud or misconduct with respect to any fiscal year for which the financial results are negatively affected by such restatement. Each of the employment agreements entered into between the NEOs and the Company contains a similar provision.
Peer Group and Benchmarking
Lyons, Benenson provides the Compensation Committee with market information and assists the Compensation Committee in understanding the competitive market for the Company’s executive positions. The composition of the peer group is reviewed annually to ensure that each company is appropriate. This determination is based on a variety of characteristics, including whether a company is a direct industry peer, is of similar size (as measured by revenue, assets, market capitalization and enterprise value), scope and/or complexity, and whether it is a competitor with the Company for executive and managerial talent. At the direction of the Compensation Committee, the peer group was developed with a particular focus on companies with mining or mining-related businesses that are of similar size, in terms of revenue and market capitalization, to the Company.
We generally seek to provide our executives and managers with base salaries and target bonus and long-term incentive opportunities that are positioned around the median of competitive practice in order to assist in attracting and retaining talented executives and to further motivate and reward NEOs for sustained, long-term improvements in the Company’s financial results and the achievement of long-term business objectives. We recognize, however, that benchmarking is not always reliable and may be subject to significant variation from one year to the next, particularly in a commodity-driven industry. As a result, we also use Company and individual performance in determining the appropriate compensation opportunities for our NEOs, and actual compensation may be higher or lower than the compensation for executives in similar positions at comparable companies based on the performance, skills, experience and specific role of the executive officer in the organization.
In connection with determining the 2019 compensation arrangements of our NEOs, our Compensation Committee, in consultation with Lyons, Benenson, developed and used a peer group composed of the companies listed below, which we believe is representative of the marketplace within which the Company competes in terms of products, services and executive and managerial talent. The median revenues and market cap of this peer group were $1.650 billion and $845.7 million, respectively, for the companies’ most recently reported fiscal year at the time the peer group was constructed:
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AK Steel Holding Corporation

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Foresight Energy LP

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Alliance Holdings GP, L.P.

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Olympic Steel, Inc.

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Arch Coal, Inc.

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Peabody Energy Corporation

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Cleveland-Cliffs, Inc.

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Ramaco Resources, Inc.

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Cloud Peak Energy Inc.

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SunCoke Energy, Inc.

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CONSOL Energy Inc.

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Worthington Industries, Inc.

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Contura Energy, Inc.

In connection with determining our compensation arrangements for 2020, we removed Cloud Peak Energy Inc. from the peer group because it filed for bankruptcy in May 2019 and also removed Foresight Energy LP due to the suspension from trading and impending potential delisting from the NYSE in November 2019. Upon the recommendation of Lyons, Benenson, in consultation with management, no companies were added to the peer group for 2020 to replace the two that were removed.
2019 Total Compensation Mix
The type and amount of compensation for each NEO is determined after considering a variety of factors, including the executive’s position and level of responsibility within our organization, comparative market data and other external market-based factors. The Compensation Committee uses this information when establishing compensation in order to achieve a comprehensive package that emphasizes pay-for-performance and is competitive in the marketplace. For the 2019 fiscal year, approximately 83% of our CEO’s total compensation and between 64% and 77% of each of our other NEO’s total compensation in 2019 was variable and at risk. The Compensation Committee chose to increase the total target value of the equity awards granted to five of the six NEOs in 2019 in order to promote the retention of our NEOs while maintaining a strong link between executive compensation and Company performance.The Compensation Committee employs a framework to assess our performance on an absolute basis relative to our goals and objectives, which goals are designed to support our Board-approved business and financial plans and measure our progress against strategic initiatives. The targeted 2019 pay mix, which includes the base salaries, target bonus opportunities and the grant date fair value of our long-term incentive grants (with the performance-based RSUs valued at target level) for the CEO and other NEOs is displayed below (except for Mr. Monroe, who was no longer an executive officer effective June 1, 2019):

Elements of 2019 Executive Compensation
The compensation of our NEOs consists of base salaries, annual cash incentive awards, equity awards and employee benefits, as described below. Our NEOs are also entitled to certain compensation and benefits upon qualifying terminations of employment pursuant to their employment agreements and the various award agreements under the Warrior Met Coal, LLC 2016 Equity Incentive Plan (the “2016 Equity Plan”) and the Warrior Met Coal, Inc. 2017 Equity Incentive Plan (the “2017 Equity Plan”), as described below under “Potential Payments Upon a Termination of Employment or a Change in Control.”
Base Salaries
Base salaries for our NEOs are determined based on each NEO’s responsibilities and his or her experience and contributions to our business, and each NEO’s employment agreement provides for a minimum base salary. This fixed compensation provides a level of income security that is not subject to financial or operational performance risk. Annual salary reviews of the Company’s executive officers, including the NEOs, generally occur in the beginning of the year at the time of the first regular meeting of the Compensation Committee, with any adjustments taking effect on March 1st. When reviewing a potential salary increase, our Compensation Committee considers the performance of the Company and the NEO during the prior year, the NEO’s current base salary and his or her total cash compensation opportunity relative to other executive officers, both within the Company and the peer group (as described above), recommendations of the CEO and the NEO’s skills and experience.
On February 8, 2019, the Compensation Committee approved an increase in Mr. Scheller’s base salary from $650,000 to $670,000, an increase of approximately 3.1%; an increase in Mr. Richardson’s base salary from $425,000 to $440,000, an increase of approximately 3.5%; an increase in Mr. Boyles’ base salary from $400,000 to $415,000, an increase of approximately 3.8%; an increase in Ms. Gant’s base salary from $300,000 to $325,000, an increase of approximately 8.3%; an increase in Mr. Lussier’s base salary from $250,000 to $300,000, an increase of 20%; and an increase in Mr. Monroe’s base salary from $290,000 to $300,000, an increase of approximately 3.5%, with such increases becoming effective March 1, 2019. Mr. Monroe’s salary was reduced to $200,000 in connection with his transition from General Counsel to Vice President — Legal of the Company effective June 1, 2019. In approving salary increases for NEOs in February 2019, the Compensation Committee took into consideration their extensive experience and deep knowledge of our industry, as well as their valuable contributions to the Company over the prior year. Actual salaries earned by our NEOs in 2019 are reflected in the Salary column of the “Summary Compensation Table” on page 51.
Annual Cash Incentive Awards
Annual incentive compensation provides executive officers, including our NEOs, and other key employees the opportunity to earn cash upon the achievement of pre-established, measurable financial, operational and safety objectives for a fiscal year. Our Compensation Committee believes that annual cash incentive awards motivate and provide focus on the achievement of short-term financial, strategic and operational performance goals, which ultimately lead to favorable long-term operating results and contribute to the overall value of the Company. Annual incentive compensation was awarded to certain of our executives, including our NEOs, under the Company’s 2019 annual incentive program (the “2019 Annual Incentive Program”).
The target and maximum amounts of any annual cash incentive award that can be earned by an individual, including our NEOs, are expressed as a percentage of the individual’s base salary in effect. Target and maximum award levels under the 2019 Annual Incentive Program are set forth in the table below:
Name	Target Award (as a % of Base Salary)(1)	Maximum Award (as a % of Base Salary)
Walter J. Scheller, III	100%	200%
Jack K. Richardson	100%	200%
Dale W. Boyles	100%	200%
Kelli K. Gant	75%	150%
Charles Lussier	75%	150%
Phillip C. Monroe(2)	50%	100%

(1)
When the annual cash incentive awards are calculated following the performance period, however, the target award used for each NEO is the amount of the actual salary that he or she earned during the year. This allows the Company to take into account any changes in the NEO’s compensation throughout the year when calculating the individual’s annual bonus.

(2)
In connection with Mr. Monroe’s transition from General Counsel to Vice President — Legal effective June 1, 2019, the percentage of his base salary that he was eligible to receive as an annual bonus for 2019 was decreased from 75% to 50% of base salary.

In 2019, the Compensation Committee approved the 2019 Annual Incentive Program financial, operational and safety measures and related performance goals for the Company, which were based on the

Company’s budget developed in late 2018. Actual payouts under the 2019 Annual Incentive Program were based on (1) Adjusted EBITDA, which is defined as net income (loss) before net interest expense, income tax expense (benefit), depreciation and depletion, transaction and other costs, non-cash stock compensation expense, non-cash asset retirement obligation accretion and valuation adjustment, (2) certain capital expenditures, (3) metric tons of production, (4) cash cost of production per metric ton and (5) safety rates, subject in each case to additional adjustments as approved by the Compensation Committee. The Compensation Committee chose to base the 2019 Annual Incentive Program on these performance measures for the reasons discussed above under “Compensation in Context: Company Performance in 2019.”
Under the 2019 Annual Incentive Program, the Compensation Committee established specific performance objectives for the Company, as well as threshold, target and maximum payout levels predicated on actual achievement, in accordance with the funding formulas set forth below. Under these formulas, failure to meet the minimum performance threshold corresponding to a specified performance measure would have resulted in the participant not receiving any portion of the payout award related to such performance measure. The Compensation Committee considered the performance target levels to be attainable, but that achievement of the targets would require strong performance and execution. The weightings of the performance measures for the NEOs participating in the 2019 Annual Incentive Program and the threshold, target and maximum levels for such performance measures were as follows:
Performance Measures(1)	Percentage of Target Award Opportunity	Annual Bonus Program Goals(2)
		Threshold	Target	Maximum
Financial Measures
Adjusted EBITDA	20%	$445,959,900	$489,249,700	$540,465,500
Capital Expenditures	20%	$119,500,900	$113,525,900	$107,550,800
Operational Measures
Metric Tons of Production	20%	6,003,900	6,352,000	6,727,400
Cash Cost of Production per Metric Ton	20%	(3)	(3)	(3)
Safety Measure – Reportable Rates	20%	4.61	3.22	3.05
Total	100%	50%	100%	200%

(1)
Payouts related to performance between threshold and target and between target and maximum were subject to straight-line interpolation.

(2)
Dollar amounts and metric tons of production are presented in thousands.

(3)
The performance goal for the cash cost of production per metric ton operational measure was based on the combined weighted average of each mine’s cost of production per metric ton. The Compensation Committee set the performance goal at a target that was reasonably difficult to achieve given the business environment at the time the target was established. The threshold level was set at 104% of target and the maximum level was set at 95% of target.

Actual 2019 Results
In February 2020, the Compensation Committee reviewed the Company’s actual results for 2019 with respect to achievement of the performance goals. The Company achieved approximately $499.5 million of Adjusted EBITDA (adjusted to remove certain costs) in 2019, resulting in a payout of approximately 120% of the bonus attributable to this goal; the Company achieved $107.3 million of certain capital expenditures in 2019, resulting in the maximum payout of the bonus attributable to this goal; the Company produced approximately 7.7 million metric tons of met coal from Mine No. 4 and Mine No. 7 in 2019, resulting in the maximum payout of the bonus attributable to this goal; the Company achieved cash cost of production per metric ton in 2019 approximately 16% better than the target level, resulting in the maximum payout of the bonus attributable to this goal; and the Company achieved a reportable incident rate of 2.30 in 2019, resulting in the maximum payout of the bonus attributable to this goal.

Actual results as a percentage of achievement were as follows for each performance measure:
Performance Measures	Percentage Weighting of Target Award	Percentage Weighting Based on Actual Achievement
Financial Measures
Adjusted EBITDA	20%	23.99%
Capital Expenditures	20%	40%
Operational Measures
Metric Tons of Production	20%	40%
Cash Cost of Production per Metric Ton	20%	40%
Safety Measure – Reportable Rates	20%	40%
Total	100%	183.99%
As a result of the Company’s performance against the foregoing performance goals, the Compensation Committee approved the following 2019 payout amounts for the NEOs under the Annual Incentive Program:
Name	Target Payout as a % of Base Salary	Threshold Award ($)	Target Award ($)	Maximum Award ($)	Actual Award ($)
Walter J. Scheller, III	100%	332,923	665,846	1,331,693	1,225,091
Jack K. Richardson	100%	218,442	436,885	873,769	803,824
Dale W. Boyles	100%	205,942	411,885	823,769	757,827
Kelli K. Gant	75%	119,928	239,856	479,712	441,311
Charles Lussier	75%	108,606	217,212	434,424	399,648
Phillip C. Monroe(1)	50%	61,020	122,039	244,079	224,540

(1)
In connection with Mr. Monroe’s transition from General Counsel to Vice President — Legal effective June 1, 2019, the percentage of his base salary that he was eligible to receive as an annual bonus for 2019 was decreased from 75% to 50% of base salary.

Long-Term Equity Incentives
Equity Grants Generally
In order to align the long-term interests of the NEOs with those of the Company and its stockholders, we believe that a substantial portion of each NEO’s compensation should be in the form of equity awards. Long-term equity-based incentive compensation provides an opportunity for executive officers, including our NEOs, and other key employees to increase their ownership interest in the Company, thereby aligning our executives’ interests with those of our stockholders.
On April 12, 2017, we completed a corporate conversion pursuant to which Warrior Met Coal, LLC was converted into a Delaware corporation and renamed Warrior Met Coal, Inc. As part of the corporate conversion, holders of Class A, Class B Units (which included the Class B Units that had converted into Class A Units) and Class C Units of Warrior Met Coal, LLC received shares of our common stock for each unit held immediately prior to the corporate conversion using an approximate 13.9459-to-one conversion ratio. All awards of restricted Class C Units (“restricted units”) and phantom Class C Units (“phantom units”) issued pursuant to the 2016 Equity Plan were converted into awards in respect to our shares of common stock at the same ratio. The vesting and other terms of these awards generally remained the same.
All equity awards granted since the corporate conversion have been made pursuant to the 2017 Equity Plan. See “Equity Compensation Plans — 2017 Equity Plan” beginning on page 61 for a description of our 2017 Equity Plan. The purpose of the 2017 Equity Plan is to provide equity as a component of executive compensation to ensure external competitiveness of total compensation, to motivate our NEOs and key employees to focus on long-term Company performance, to align executive compensation with stockholder interests and to retain the services of the executives during the vesting period since, in most circumstances, the awards will be forfeited if the executive’s employment terminates before the award vests. The Compensation Committee intends to grant equity incentive awards at a fixed time each year, generally during the first fiscal quarter of the year. The Compensation Committee also may approve equity incentive awards for individuals at the time of commencement of employment, promotion or other change in responsibilities.
2019 Equity Grants
The structure of equity incentive awards granted to NEOs and key employees was changed in 2018 to provide for a more stockholder-aligned equity incentive mix comprised of a majority of performance-based RSUs and a minority of time-based RSUs. In 2019, the Compensation Committee chose to increase the total target value of the equity awards granted to a majority of the NEOs in order to promote the retention of our NEOs while maintaining a strong link between executive compensation and Company performance. The total equity incentive award granted to each NEO for 2019 was based on an economic value derived from a multiple of the recipient’s base salary, based on his or her level of employment (CEO or executive). The recipient’s level of employment also determined the percentage of the equity award that is subject to time-based vesting and the percentage that is subject to performance-based vesting. In determining the multiple of the recipient’s base salary that was granted in equity and the percentage of the equity award that is subject to time-based and performance-based vesting for the 2019 equity awards, the Compensation Committee considered the recommendations of our CEO, individual and Company performance during 2018, the size of equity awards granted to executive officers serving in comparable positions at our peer companies, and market and other factors.
Based upon these considerations, the Compensation Committee approved a grant of equity incentive awards to the NEOs on February 8, 2019. After determining the targeted dollar amount of compensation to be paid through equity grants (as set forth in the table below), (i) the number of time-based RSUs granted was determined by dividing the applicable percentage of the dollar amount of such compensation by an amount equal to the closing price of our common stock on the date of grant and (ii) the target number of performance-based RSUs granted was determined by dividing the applicable percentage of the dollar amount of such compensation by an amount equal to the closing price of our common stock on the date of grant.
Based upon the formulas described above, the Compensation Committee approved 2019 grants of time-based RSUs and performance-based RSUs to the NEOs as follows:
Name	Total Target Amount of Equity Grant (and % of base salary)	Dollar Amount of Time-Based RSUs (and % of total equity grant)	Number of Time-Based RSUs	Target Dollar Amount of Performance-Based RSUs (and % of total equity grant)	Target Number of Performance- Based RSUs
Walter J. Scheller, III	$2,680,000 (400%)	$536,000 (20%)	19,793	$2,144,000 (80%)	79,173
Jack K. Richardson	$990,000 (225%)	$247,500 (25%)	9,140	$742,500 (75%)	27,419
Dale W. Boyles	$830,000 (200%)	$207,500 (25%)	7,662	$622,500 (75%)	22,987
Kelli K. Gant	$406,250 (125%)	$101,563 (25%)	3,750	$304,688 (75%)	11,251
Charles Lussier	$300,000 (100%)	$75,000 (25%)	2,770	$225,000 (75%)	8,309
Phillip C. Monroe	$300,000 (100%)	$75,000 (25%)	2,770	$225,000 (75%)	8,309
2019 Time-Based RSUs
The time-based RSUs granted to our NEOs in 2019 vest ratably on each of the first three anniversaries of the grant date, subject to the NEO continuing to be employed on the applicable vesting date, and settle through the delivery of one share of common stock for each vested RSU.
2019 Performance-Based RSUs
The performance-based RSUs settle through the delivery of a number of shares of common stock equal to 0% to 100% of the target number of RSUs, and the NEOs are eligible to earn one-third of the target number of RSUs based upon the Company’s performance in each of 2019, 2020 and 2021. The performance metrics utilized for these awards are (i) the operational metrics of longwall feet of advance, continuous miner feet of advance and cash cost of production per metric ton and (ii) total shareholder return, and each of the four metrics is weighted 25%. The Compensation Committee chose to base the performance-based RSUs on these performance measures for the reasons discussed above under “Compensation in Context: Company Performance in 2019.”
The Compensation Committee establishes annual performance targets for such metrics at the beginning of each year, or “tranche,” of the three-year period. The Company’s performance in each year against the budgeted annual amounts for longwall feet of advance, continuous miner feet of advance and cash cost of production per metric ton and the Company’s total shareholder return compared to its peer group will be measured following each year, and the earned shares, if any, will be paid out thereafter. To the extent achievement levels of the various performance metrics fall between threshold and target for any year, payouts for such year shall be interpolated on a straight-line basis. The Compensation Committee retains the right to use its discretion in adjusting the payouts under our performance-based RSU awards for unexpected events that impact the Company’s financial results and achievement of the performance measures, and will disclose the reasons for and calculations of any such adjustments.
In 2019, the Compensation Committee established the specific performance goals for the Company applicable to the two tranches of performance-based RSUs that the NEOs were eligible to earn in 2019, as well as threshold and target payout levels predicated on actual achievement, in accordance with the funding formulas set forth below. Under these formulas, failure to meet the minimum performance threshold corresponding to a specified performance measure would have resulted in the participant not receiving any portion of the performance-based RSUs related to such performance measure. The Compensation Committee considered the performance target levels to be attainable, but that achievement of the targets would require strong performance and execution. The weightings of the performance measures applicable to the performance-based RSUs that the NEOs were eligible to earn in 2019 and the threshold and target levels for such performance measures were as follows:
Performance Measures(1)	Percentage of Target Award Opportunity	Performance-Based RSU Goals for 2019
		Threshold	Target
Operational Measures
Longwall Feet of Advance	25%	(2)	(2)
Continuous Miner Feet of Advance	25%	(3)	(3)
Cash Cost of Production per Metric Ton	25%	(4)	(4)
Financial Measure – Total Shareholder Return	25%	80% of peer group median	Peer group median
Total	100%	50%	100%

(1)
Payouts related to performance between threshold and target were subject to straight-line interpolation.

(2)
The performance goal for the longwall feet of advance operational measure was based on the combined weighted average of each mine’s budgeted longwall feet of advance. The Compensation Committee set the performance goal at a target that was reasonably difficult to achieve given the business environment at the time the target was established. The threshold level was set at 90% of target.

(3)
The performance goal for the continuous miner feet of advance operational measure was based on the combined weighted average of each mine’s budgeted continuous miner feet of advance. The Compensation Committee set the performance goal at a target that was reasonably difficult to achieve given the business environment at the time the target was established. The threshold level was set at 80% of target.

(4)
The performance goal for the cash cost of production per metric ton operational measure was based on the combined weighted average of each mine’s budgeted cost of production per metric ton. The Compensation Committee set the performance goal at a target that was reasonably difficult to achieve given the business environment at the time the target was established. The threshold level was set at 104% of target.

Actual 2019 Results
In February 2020, the Compensation Committee reviewed the Company’s actual results for 2019 to determine the level of achievement of the performance goals that had been established for the two tranches of performance-based RSUs eligible to be earned in 2019. The Company achieved longwall feet of advance in 2019 approximately 10% greater than the target level, resulting in the maximum issuance of performance-based RSUs attributable to this goal; the Company achieved continuous miner feet of advance in 2019 approximately 0.3% greater than the target level, resulting in the maximum issuance of the performance-based RSUs attributable to this goal; the Company reduced its cash cost of production per metric ton in 2019 by approximately 16% below the target level, resulting in the maximum issuance of performance-based RSUs attributable to this goal; and the Company achieved total shareholder return of approximately 8.13%, compared to our peer group median of  -24.13%, resulting in the maximum issuance of performance-based RSUs attributable to this goal.
The Company’s performance under these metrics resulted in a payout of the performance-based RSUs eligible to be earned for 2019 at 100% of target. Actual results as a percentage of achievement were as follows for each performance measure:
Performance Measures	Percentage Weighting of Target Award	Percentage Weighting Based on Actual Achievement
Operational Measures
Longwall Feet of Advance	25%	25%
Continuous Miner Feet of Advance	25%	25%
Cash Cost of Production per Metric Ton	25%	25%
Financial Measure – Total Shareholder Return	25%	25%
Total	100%	100%
As a result of the Company’s performance against the foregoing performance goals applicable to the two tranches of performance-based RSUs eligible to be earned in 2019, the Compensation Committee approved the issuance of the following number of shares to the NEOs for 2019 on February 13, 2020:
Name	Target Number of Performance-Based RSUs for 2019 (granted in 2019)	Actual Number of Performance-Based RSUs Earned for 2019 (granted in 2019)	Target Number of Performance-Based RSUs for 2019 (granted in 2018)	Actual Number of Performance-Based RSUs Earned for 2019 (granted in 2018)	Total Market Value of RSUs on Date of Issuance ($)(1)
Walter J. Scheller, III	26,391	26,391	11,322	11,322	785,939
Jack K. Richardson	9,139	9,139	3,470	3,470	262,772
Dale W. Boyles	7,662	7,662	3,266	3,266	227,740
Kelli K. Gant	3,750	3,750	2,449	2,449	129,187
Charles Lussier	2,769	2,769	1,429	1,429	87,486
Philip C. Monroe	2,769	2,769	2,368	2,368	107,055

(1)
The market value is based on the closing price of our common stock on the NYSE on February 13, 2020, the date of issuance, multiplied by the number of shares issued pursuant to the earned performance-based RSUs.

2019 Retention Grant
At its meeting on February 8, 2019, the Compensation Committee approved a one-time retention grant of performance-based RSUs to Mr. Richardson, to be settled in shares of common stock or cash at Mr. Richardson’s election, based on pre-established individual performance goals. The target award was $1,000,000, and the corresponding number of RSUs will be determined based on the fair market value of the Company’s common stock on the last day of the performance period. Mr. Richardson’s performance against these goals will be measured over the performance period of January 1, 2019 through December 31,

2021; however, the Compensation Committee has the discretion to shorten the performance period if Mr. Richardson achieves the goals prior to December 31, 2021.
Benefits and Perquisites
The Company offers group medical, dental, vision, group life insurance and disability coverage in a flexible benefits package to all active employees of the Company and its subsidiaries, including the NEOs. Every salaried employee is provided life insurance and accidental death coverage up to two times his or her base salary, subject to plan limits, at no charge to the employee. For an additional charge, the employee may obtain coverage of up to five times the employee’s base salary. The Company provides long-term disability coverage up to $10,000 per month for a limited period of time depending on the circumstances.
Our NEOs also may participate on the same basis as all other eligible employees in the Warrior Met Coal, Inc. Salaried 401(k) Plan, a tax-qualified 401(k) savings plan (the “401(k) Plan”). The 401(k) Plan allows participants to contribute up to 100% of their pay on a pre-tax basis into individual retirement accounts, subject to the maximum annual limits set by the Internal Revenue Service. During 2019, the Company made a matching employer contribution in an amount equal to 100% of the first 5% of each plan participant’s elective deferrals, also subject to annual limits set by the Internal Revenue Service. All contributions to the 401(k) Plan are in the form of cash. Participants are immediately fully vested in the Company’s contributions and their own contributions to the 401(k) Plan. Amounts contributed by the Company in the 401(k) Plan for the benefit of the employee, plus earnings, become payable upon termination of employment, death, disability or retirement. All of our NEOs participated in the 401(k) Plan in 2019. The Company’s contributions to the 401(k) Plan in respect of 2019 can be found in the All Other Compensation column of the “Summary Compensation Table” on page 51 and in footnote 5 to such table.
The Company provides limited perquisites to the NEOs that it believes are reasonable and consistent with its overall compensation program. The Compensation Committee periodically reviews the level of perquisites provided to the NEOs. It is the Company’s general policy and practice not to reimburse executives for income taxes related to executive perquisites. Perquisites provided to the NEOs in 2019 are as set forth in the All Other Compensation column of the “Summary Compensation Table” on page 51 and in footnote 5 to such table.
Employment Agreements
The Company has entered into either an employment agreement or an offer letter (each, an “employment agreement”) with each of the NEOs to help ensure the retention of those individuals critical to the future success of the Company. Each of these employment agreements was negotiated and entered into with the NEO at the respective time of hire. The employment agreements provide for a minimum base salary, subject to annual increases as the Compensation Committee determines to be appropriate, the opportunity to receive an annual bonus with a target amount equal to a percentage of base salary, and the right to participate in all retirement, compensation and employee benefit plans, practices, policies and programs provided by the Company to the extent applicable generally to other executives of the Company.
The employment agreements contain provisions for severance payments and benefits upon various termination events as an inducement to recruitment or retention, as applicable. The Company believes that the severance payments and benefits payable under the applicable agreements are consistent with industry practice. In addition, the employment agreements provide for severance payments and benefits upon various termination events occurring in connection with a change in control. The Company believes that such payments and benefits allow the executive officers to evaluate a potential transaction impartially without regard to self-interest. The change in control severance provisions contain a double trigger, such that an executive officer is not eligible for a severance payment unless the individual’s employment is terminated by the Company without “cause” or by the executive for “good reason” (each, as defined in the applicable agreement) within twelve (12) months following a change in control. The agreements do not provide the executive officers with rights to Code Section 280G gross-up payments and require the executive officers to comply with non-competition, non-disclosure and non-solicitation provisions in order to receive the severance payments. See “Employment Agreements” beginning on page 53 for a complete discussion of the arrangements with the NEOs.

2020 Compensation Actions1
Base Salaries
At a meeting of the Compensation Committee held on February 13, 2020, the Compensation Committee established 2020 base salaries for the NEOs. The 2020 base salaries for the NEOs were increased by between 3.5% and 10%. See “Elements of 2019 Executive Compensation — Base Salaries” for a discussion of the various factors that the Compensation Committee considers when evaluating and establishing base salaries.
Annual Cash Incentive Awards
The Compensation Committee also approved the Company’s Annual Incentive Program for 2020 at its meeting held in December 2019, including establishing the performance objectives that will determine the payouts under such program. All of the participants in the 2020 Annual Incentive Program, including the NEOs, are eligible to receive annual cash bonuses based on the achievement of financial, operational and safety goals for 2020. With respect to the NEOs, the Compensation Committee chose to continue to utilize the financial measures of Adjusted EBITDA and certain capital expenditures, the operational measures of metric tons of production and cash cost of production per metric ton, and the reportable incident rate. The Compensation Committee chose to base the 2020 Annual Incentive Program on these performance measures for the reasons described above under “Elements of 2019 Executive Compensation — Annual Cash Incentive Awards.”
The weightings of the performance measures for the NEOs were again set at 20% each for the five performance measures. Potential award payouts under the 2020 Annual Incentive Program will range from zero for below threshold performance to 50% of the target award for threshold performance, to 100% of the target award for performance at target, to 200% of the target award for maximum performance. Payouts related to performance between threshold and target and between target and maximum are subject to straight-line interpolation. Failure to meet the minimum performance threshold corresponding to a specified performance measure would result in the participant not receiving any portion of the payout award related to such performance measure.
The maximum total bonus award as a percentage of base salary that each NEO can receive in 2020 is 200% for each of Mr. Scheller, Mr. Richardson and Mr. Boyles and 160% for each of Ms. Gant and Mr. Lussier. The Compensation Committee retains the right to use its discretion in adjusting the payouts under our 2020 Annual Incentive Program for unexpected events that impact the Company’s financial results and achievement of the various performance measures. The Company will disclose the reasons for and calculations of any such adjustments.
Equity Incentive Awards
The structure of equity incentive awards granted to NEOs and key employees was changed in 2018 to provide for a more stockholder-aligned equity incentive mix comprised of a majority of performance-based RSUs and a minority of time-based RSUs, and the Compensation Committee chose to continue this practice in 2020. The performance-based RSUs granted in February 2020 are based on the Company’s performance in each of 2020, 2021 and 2022 and the time-based RSUs vest ratably on each of the first three anniversaries of the date of grant. The total equity incentive award granted to each NEO for 2020 was based on an economic value derived from a multiple of the recipient’s base salary, based on his or her level of employment (CEO or executive). The recipient’s level of employment also determined the percentage of the equity award that is subject to time-based vesting and the percentage that is subject to performance-based vesting. In determining the multiple of the recipient’s base salary that was granted in equity and the percentage of the equity award that is subject to time-based and performance-based vesting for the 2020 equity awards, the Compensation Committee considered the recommendations of our CEO, individual and Company performance during 2019, the size of equity awards granted to executive officers serving in comparable positions at our peer companies, and market and other factors.

1
For purposes of this discussion of 2020 compensation actions, the term “NEOs” excludes Mr. Monroe, as he was no longer an executive officer of the Company effective June 1, 2019.

Based upon these considerations, the Compensation Committee approved equity incentive awards to the NEOs on February 13, 2020. After determining the targeted dollar amount of compensation to be granted through equity grants (as set forth in the table below), (i) the number of time-based RSUs granted was determined by dividing the applicable percentage of the dollar amount of such compensation by an amount equal to the closing price of our common stock on the date of grant and (ii) the target number of performance-based RSUs granted was determined by dividing the applicable percentage of the dollar amount of such compensation by an amount equal to the closing price of our common stock on the date of grant.
Based upon the formulas described above, the Compensation Committee approved 2020 grants of time-based RSUs and performance-based RSUs to the NEOs as follows:
Name	Total Target Amount of Equity Grant (and % of base salary)	Dollar Amount of Time-Based RSUs (and % of total equity grant)	Number of Time-Based RSUs	Target Dollar Amount of Performance-Based RSUs (and % of total equity grant)	Target Number of Performance- Based RSUs
Walter J. Scheller, III	$2,773,800 (400%)	$554,760 (20%)	26,620	$2,219,040 (80%)	106,480
Jack K. Richardson	$1,024,650 (225%)	$256,163 (25%)	12,292	$768,488 (75%)	36,876
Dale W. Boyles	$859,050 (200%)	$214,763 (25%)	10,305	$644,288 (75%)	30,916
Kelli K. Gant	$525,000 (150%)	$131,250 (25%)	6,298	$393,750 (75%)	18,894
Charles Lussier	$495,000 (150%)	$123,750 (25%)	5,938	$371,250 (75%)	17,814
The time-based RSUs granted to our NEOs in 2020 vest ratably on each of the first three anniversaries of the grant date, subject to the NEO continuing to be employed on the applicable vesting date, and settle through the delivery of one share of common stock for each vested RSU.
The performance-based RSUs settle through the delivery of a number of shares of common stock equal to 0% to 100% of the target number of such RSUs, and the NEOs are eligible to earn one-third of the target number of RSUs based upon the Company’s performance in each of 2020, 2021 and 2022. With respect to the NEOs, the Compensation Committee chose to continue to utilize (i) the operational metrics of longwall feet of advance, continuous miner feet of advance and cash cost of production per metric ton and (ii) total shareholder return. The Compensation Committee chose to utilize these performance measures for the 2020 grant of performance-based RSUs for the reasons described above under “Elements of 2019 Executive Compensation — Long-Term Equity Incentives — 2019 Equity Grants.” The Company’s performance in each year of the three-year period against the annual budgeted amounts for longwall feet of advance, continuous miner feet of advance and cash cost of production per metric ton and the Company’s total shareholder return compared to its peer group will be measured following each year, and the earned shares, if any, will be paid out thereafter. Each of the four performance metrics is weighted 25%. To the extent achievement levels of the various performance metrics fall between threshold and target for any year, payouts for such year shall be interpolated on a straight-line basis. Failure to meet the minimum performance threshold corresponding to a specified performance measure would result in the participant not receiving any portion of the payout award related to such performance measure. The Compensation Committee retains the right to use its discretion in adjusting the payouts under our 2020 performance-based RSU awards for unexpected events that impact the Company’s financial results and achievement of the performance measures, and will disclose the reasons for and calculations of any such adjustments.
Amendment to Certain Outstanding Equity Awards
As discussed below, the Compensation Committee of the Board of Directors determined that it was in the best interest of the Company to adopt an Equity Retention Policy applicable to the Company’s executive officers, including its NEOs, which became effective January 1, 2020. Under such Policy, the Company’s executive officers are required to retain all equity compensation awards granted to such individual after January 1, 2018. In connection with the adoption of this Policy, the Compensation Committee decided that it was appropriate to amend the outstanding equity awards granted to the executive officers after January 1, 2018 in order to provide for accelerated vesting or issuance, as applicable, upon the occurrence of certain events. Each executive officer and the Company entered into an amendment, effective January 1, 2020, pursuant to which (i) the outstanding time-based RSUs granted to the executive officers after January 1, 2018 will vest in full and (ii) the outstanding performance-based RSUs granted to the executive officers after

January 1, 2018 will be deemed earned at the target level, subject to the terms of the amendment, in the event of the termination of the individual’s employment with the Company due to death, disability or retirement (defined as a termination of employment that occurs on or after the date on which the participant attains the age of 55 and has completed at least five (5) years of employment with the Company or its affiliates). None of our executive officers are currently eligible for retirement as defined in such amendment.
Equity Retention Policy
The Board of Directors has always encouraged the Company’s executive officers to have a financial stake in the Company, and the officers have generally owned shares of our common stock. On October 18, 2019, the Compensation Committee of the Board of Directors adopted formal equity retention requirements applicable to the Company’s executive officers, including its NEOs. The Equity Retention Policy became effective January 1, 2020 and requires the Company’s executive officers to retain the net shares (as defined in the Equity Retention Policy) resulting from the vesting or exercise, as applicable, of all equity compensation awards granted to such individual after January 1, 2018 for so long as such individuals are executive officers of the Company.
Compensation Recoupment Policies
The Board of Directors has adopted the Warrior Met Coal, Inc. Incentive Recoupment Policy pursuant to which the Company is entitled to recover compensation from any current or former employee or consultant of the Company in certain circumstances. If any of the Company’s financial statements are required to be restated due to errors, omissions, fraud or misconduct (including, but not limited to, circumstances where the Company has been required to prepare an accounting restatement due to material non-compliance with any financial reporting requirement), the Company may recover all or a portion of any cash incentive, equity compensation or severance disbursements paid to such individual with respect to any fiscal year for which the financial results are negatively affected by such restatement. Each of the employment agreements entered into between the NEOs and the Company contains a similar provision.
Prohibition on Hedging and Pledging of Company Stock and Equity Award Repricing
The Board of Directors has adopted a Supplemental Policy Concerning Trading in Company Securities by Certain Designated Persons that prohibits directors, officers and employees from engaging in hedging transactions, such as zero-cost collars, equity swaps, prepaid variable forward contracts and exchange funds, involving our securities that are designed to hedge or offset a decrease in market value of the Company’s securities. Such hedging transactions cause the stockholder to no longer be exposed to the full risks of stock ownership and potentially no longer have the same objectives as the Company’s other stockholders. Holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan without an exception granted by the Company’s Compliance Officer is also prohibited. None of our directors or executive officers has pledged the Company’s securities as collateral for a loan.
The Board and the Compensation Committee view equity-based compensation to be a key factor in incentivizing the future performance of our executives. Consequently, the 2017 Equity Plan provides that the Compensation Committee is not permitted to amend or modify any stock option or stock appreciation right to reduce the exercise price or strike price, as applicable; cancel or replace any stock option or stock appreciation right with a new award or cash; or take any other action that is considered a “repricing” for purposes of the NYSE’s stockholder approval rules.

Tax and Accounting Matters
Tax Deductibility of Executive Compensation.   Section 162(m) of the Code limits the tax deductibility of compensation in excess of  $1 million paid to certain of the Company’s officers whose compensation is required to be disclosed to our shareholders under the Exchange Act. However, an exemption exists for newly public companies pursuant to which the $1 million deduction limit does not apply to compensation paid under a plan or agreement that existed while the company was private, with the exemption continuing during a “transition period” that expires upon the earliest of: (i) the expiration of the plan or agreement, (ii) a material modification of the plan or agreement, (iii) the issuance of all the stock or other compensation reserved under the plan, and (iv) the first annual stockholders meeting that occurs after the close of the third calendar year following the calendar year in which the IPO occurs. Under this exception, awards of options, SARs or restricted stock granted prior to or during the transition period will not be subject to the deduction limit, even if the compensation recognized upon the vesting of restricted stock is recognized after the end of the transition period. Awards of RSUs or phantom stock arrangements granted prior to or during the transition period are not subject to the deduction limit only if such awards are settled or paid during the transition period.
Prior to the enactment of the 2017 Tax Cuts and Jobs Act, which was signed into law on December 22, 2017 (the “Tax Act”), an exception to the $1 million deduction limit existed for qualified performance-based compensation. The Tax Act repealed this exception for performance-based compensation. As a result, except to the extent provided under the post-IPO transition period described above, all compensation in excess of  $1 million paid to the specified executives is not deductible for fiscal years beginning after December 31, 2017.
While the Compensation Committee may consider the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by the Company for tax purposes.
Accounting for Stock-Based Compensation.   The Company accounts for stock-based payments, including under its 2016 Equity Plan and 2017 Equity Plan, in accordance with the requirements of the FASB Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation.
Section 409A of the Internal Revenue Code (“Section 409A”).    The Company designs, awards and implements its compensation arrangements to be exempt from or fully comply with Section 409A and accompanying regulations.

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors (the “Compensation Committee”) has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on the Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
COMPENSATION COMMITTEE
Gareth N. Turner, Chairman
J. Brett Harvey
Alan H. Schumacher

SUMMARY COMPENSATION TABLE
The following table summarizes the total compensation earned by each of the Company’s NEOs for the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017.
Name and Principal Position(1)	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Walter J. Scheller, III(6) Chief Executive Officer	2019	665,846	—	1,479,457	—	1,225,091	—	636,655	4,007,049
	2018	643,477	—	596,824	—	1,184,963	—	817,283	3,242,547
	2017	614,539	—	1,125,738	—	1,097,013	—	724,999	3,562,289
Jack K. Richardson Chief Operating Officer	2019	436,885	—	1,563,079	—	803,824	—	309,023	3,112,811
	2018	410,731	—	209,484	—	756,361	—	414,442	1,791,018
	2017	353,848	—	562,902	—	631,654	—	372,798	1,921,202
Dale W. Boyles Chief Financial Officer	2019	411,885	—	480,878	—	757,827	—	141,467	1,792,057
	2018	389,808	—	197,169	—	717,831	—	111,815	1,416,623
	2017	336,539	555,000	804,208	—	600,755	—	133,630	2,430,132
Kelli K. Gant Chief Administrative Officer and Corporate Secretary	2019	319,808	—	256,389	—	441,311	—	202,165	1,219,673
	2018	288,076	—	147,846	—	397,869	—	259,997	1,093,788
	2017	239,289	—	333,552	—	320,366	—	231,035	1,124,242
Charles Lussier(7) Chief Commercial Officer	2019	289,616	—	179,963	—	399,648	—	60,669	929,896
Phillip C. Monroe(8) Vice President – Legal	2019	244,079	—	203,185	—	224,540	—	360,818	1,032,622
	2018	228,655	—	142,956	—	315,801	—	114,522	801,934

(1)
Our NEOs include (a) each person who served as the principal executive officer or the principal financial officer during 2019, (b) the three most highly compensated other executive officers serving as executive officers on December 31, 2019 and (c) an additional individual for whom disclosure would have been provided pursuant to clause (b) but for the fact that the individual was not serving as an executive officer on December 31, 2019. Compensation is reflected for each of the last three years in which each individual was a NEO.

(2)
For 2017, the amounts reported include (i) a discretionary bonus of  $500,000 paid to Mr. Boyles on July 7, 2017 generally in connection with the IPO of the Company pursuant to the terms of his employment agreement and (ii) a signing bonus of  $55,000 paid to Mr. Boyles in January 2017, also pursuant to the terms of his employment agreement.

(3)
With respect to the tranche of performance-based RSUs for which the threshold, target and maximum number of shares were established on March 5, 2018 and for which performance targets for the 2019 performance period were established on February 9, 2019 (with a grant date of February 9, 2019 under FASB ASC Topic 718), the values shown in this column are the grant date fair value for each such tranche computed in accordance with FASB ASC Topic 718 (calculated by multiplying the target number of performance-based RSUs by $24.73, which takes into account a Monte Carlo simulation applicable to the market-based performance metric). With respect to the tranche of performance-based RSUs for which the threshold, target and maximum number of shares were established on February 9, 2019 and the performance targets for the 2019 performance period were established on February 9, 2019 (with a grant date of February 9, 2019 under FASB ASC Topic 718), the values shown in this column are the grant date fair value for each such tranche computed in accordance with FASB ASC Topic 718 (calculated by multiplying the target number of performance-based RSUs by $25.14, which takes into account a Monte Carlo simulation applicable to the market-based performance metric). With respect to the time-based RSUs granted to each NEO on February 9, 2019, the value shown in this column is the grant date fair value of the full award computed in accordance with FASB ASC Topic 718.
The maximum value of the performance-based RSUs granted in 2019 and 2018 (and eligible to be earned for the 2019 performance period) is $943,463 for Mr. Scheller, $315,568 for Mr. Richardson, $273,391 for Mr. Boyles, $154,839 for Ms. Gant, $104,952 for Mr. Lussier and $128,173 for Mr. Monroe. There can be no assurance that the grant date fair value of these awards will ever be realized.
Additionally, Mr. Richardson received a retention grant of performance-based RSUs in 2019, the target amount of which was $1,000,000, and the corresponding number of RSUs will be determined based on the fair market value of the Company’s common stock on the last day of the performance period (January 1, 2019 through December 31, 2021; however, the Compensation Committee has the discretion to shorten the performance period if Mr. Richardson achieves the goals prior to December 31, 2021). The maximum value of this retention grant is $1,000,000.
For 2017, the amounts in this column represent (i) the grant date fair value of a grant of restricted units under the 2016 Equity Plan to Mr. Boyles on January 1, 2017 and (ii) the incremental fair values of similar grants of restricted units under the 2016 Equity Plan to Mr. Scheller, Mr. Richardson and Ms. Gant due to the modification in 2017 of the award agreements with respect to such grants to waive certain conditions to the payout of a special dividend on the underlying restricted shares (as converted in connection with the IPO). The NEOs were permitted to elect to receive a portion of such special dividend in RSUs, resulting in Mr. Scheller, Mr. Richardson and Ms. Gant receiving a grant of RSUs on June 1, 2017, the grant date fair value of which was zero in accordance with FASB ASC Topic 718.
Assumptions used in the calculation of these amounts are set forth in Note 12 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.
(4)
These amounts reflect cash incentive awards earned by our NEOs under the 2019 Annual Incentive Program, the 2018 Annual Incentive Program and the 2017 Annual Incentive Program. The awards are based on pre-established, performance-based targets and, therefore, are reportable as “Non-Equity Incentive Plan Compensation” rather than as “Bonus.” Employees who separate from the Company prior to the date of payment under these plans generally do not qualify for any awards. For a description of the annual cash incentive awards, see “Elements of 2019 Executive Compensation — Annual Cash Incentive Awards” beginning on page 39.

(5)
All Other Compensation for 2019 for each NEO includes the following:

Name	Insurance Costs ($)(a)	Company Contributions to 401(k) Plan ($)	Transition Payment ($)(b)	Dividends on Stock Awards ($)(c)	Perquisites ($)(d)	Total ($)
Walter J. Scheller, III	21,140	14,000	—	585,318	16,197	636,655
Jack K. Richardson	16,146	14,000	—	277,476	1,401	309,023
Dale W. Boyles	21,452	14,000	—	89,693	16,322	141,467
Kelli K. Gant	4,089	14,000	—	167,699	16,377	202,165
Charles Lussier	21,021	11,042	—	12,887	15,719	60,669
Phillip C. Monroe	20,260	14,000	300,000	19,841	6,717	360,818

(a)
Represents life, death, disability, health and/or long-term disability insurance premiums paid by the Company.

(b)
Represents a transition payment paid and/or accrued to Mr. Monroe pursuant to the terms of an employment letter, dated June 5, 2019, between Mr. Monroe and the Company. See “Employment Agreements” beginning on page 53 for a complete discussion of this arrangement.

(c)
Represents amounts paid pursuant to (i) regular quarterly dividends on Tranche A Restricted Shares that vested during 2019 and RSUs that settled during 2019 (which were vested as of the date of grant) and (ii) special distributions on all restricted shares and RSUs that vested or settled, as applicable, during 2019, which dividends and distributions were not reflected in the grant date fair value of such awards at the time of grant.

(d)
For Mr. Scheller, the amount includes a car allowance and personal use of Company-purchased tickets to sporting events. For Mr. Richardson, the amount includes the value of his use of a Company automobile and personal use of Company-purchased tickets to sporting events. For Mr. Boyles, the amount includes a car allowance and personal use of Company-purchased tickets to sporting events. For Ms. Gant, the amount includes a car allowance and personal use of Company-purchased tickets to sporting events. For Mr. Lussier, the amount includes the value of his use of a Company automobile and relocation expenses. For Mr. Monroe, the amount includes a car allowance, a cell phone allowance and personal use of Company-purchased tickets to sporting events.

(6)
Mr. Scheller currently serves on our Board of Directors but does not receive any additional compensation for his service as a director.

(7)
Mr. Lussier has served as our Chief Commercial Officer since March 1, 2020. Mr. Lussier became the Senior Vice President, Sales and Marketing of the Company effective March 1, 2019, at which time he was considered an executive officer of the Company. He joined the Company in March 2018 as Vice President, Sales and Marketing.

(8)
Mr. Monroe became the General Counsel of the Company effective March 5, 2018, and his 2018 base salary was pro-rated based on his start date. He transitioned to the position of Vice President — Legal of the Company effective June 1, 2019, at which time he was no longer considered an executive officer of the Company. Payments made to Mr. Monroe pursuant to his employment letter, dated June 5, 2019, are reflected under All Other Compensation, as described in footnote 5 above.

Employment Agreements
Walter J. Scheller, III.   We entered into an employment agreement with Walter J. Scheller, III effective April 1, 2016, pursuant to which Mr. Scheller serves as our Chief Executive Officer and as a member of our Board. The term of the agreement is indefinite. Pursuant to his employment agreement, Mr. Scheller’s annual base salary initially was $600,000, subject to increase as approved by the Board of Directors. He is eligible to receive an annual bonus with a target award equal to 100% of his base salary contingent upon the achievement of performance goals approved by our Board.
In the event that we terminate Mr. Scheller’s employment without “Cause” (as defined below) or Mr. Scheller resigns for “Good Reason” (as defined below), subject to Mr. Scheller’s execution of a release of claims in a form that we reasonably determine and his compliance with the restrictive covenants described below, we will provide Mr. Scheller with severance as follows: (i) an amount equal to one times his base salary, payable in substantially equal installments for one year following the date of such termination, (ii) if such termination should occur following the third quarter of our fiscal year, a pro-rated bonus payment for the year of termination based on our actual results for such year and (iii) if such termination should occur within 30 days prior to a vesting date relating to an equity award previously granted to Mr. Scheller, vesting of the portion of the award that would have become vested within such 30-day period.
In the event that we terminate Mr. Scheller’s employment without Cause or Mr. Scheller resigns for Good Reason within 12 months following the occurrence of a “Change in Control” (as defined in his employment agreement), subject to Mr. Scheller’s execution of a release of claims in a form that we reasonably determine and compliance with the restrictive covenants described below, we will provide Mr. Scheller with severance in an amount equal to two times his base salary, payable as a lump sum and in lieu of the severance described above.
Jack K. Richardson.   We entered into an employment agreement with Jack K. Richardson effective April 1, 2016, pursuant to which Mr. Richardson serves as our Chief Operating Officer. The term of the agreement is indefinite. Pursuant to his employment agreement, Mr. Richardson’s annual base salary initially was $325,000, subject to increase as approved by the Board of Directors. He is eligible to receive an annual bonus with a target award equal to 100% of his base salary contingent upon the achievement of performance goals approved by our Board.
In the event that we terminate Mr. Richardson’s employment without “Cause” (as defined below) or Mr. Richardson resigns for “Good Reason” (as defined below), subject to Mr. Richardson’s execution of a release of claims in a form that we reasonably determine and compliance with the restrictive covenants described below, we will provide Mr. Richardson with severance as follows: (i) an amount equal to one times his base salary, payable in substantially equal installments for one year following the date of such termination, (ii) if such termination should occur following the third quarter of our fiscal year, a pro-rated bonus payment for the year of termination based on our actual results for such year and (iii) if such termination should occur within 30 days prior to a vesting date relating to an equity award previously granted to Mr. Richardson, vesting of the portion of the award that would have become vested within such 30-day period.
In the event that we terminate Mr. Richardson’s employment without Cause or Mr. Richardson resigns for Good Reason within 12 months following the occurrence of a “Change in Control” (as defined in his employment agreement), subject to Mr. Richardson’s execution of a release of claims in a form that we reasonably determine and compliance with the restrictive covenants described below, we will provide Mr. Richardson with severance in an amount equal to one and one-half times his base salary, payable as a lump sum and in lieu of the severance described above.
Dale W. Boyles.   We entered into an employment agreement with Dale W. Boyles effective January 1, 2017, pursuant to which Mr. Boyles serves as our Chief Financial Officer. The term of the agreement is indefinite. Pursuant to his employment agreement, Mr. Boyles’ annual base salary initially was $350,000, subject to increase as approved by the Board of Directors. He is eligible to receive an annual bonus with a target award equal to 100% of his base salary contingent upon the achievement of performance goals approved by our Board.
In the event that we terminate Mr. Boyles’ employment without “Cause” (as defined below) or Mr. Boyles resigns for “Good Reason” (as defined below), subject to Mr. Boyles’ execution of a release of claims in a form that we reasonably determine and his compliance with the restrictive covenants described below, we will provide Mr. Boyles with severance as follows: (i) an amount equal to one times his base salary, payable in substantially equal installments for one year following the date of such termination, (ii) if such termination should occur following the third quarter of our fiscal year, a pro-rated bonus payment for the year of termination based on our actual results for such year and (iii) if such termination should occur within 30 days prior to a vesting date relating to an equity award previously granted to Mr. Boyles, vesting of the portion of the award that would have become vested within such 30-day period.
In the event that we terminate Mr. Boyles’ employment without Cause or Mr. Boyles resigns for Good Reason within 12 months following the occurrence of a “Change in Control” (as defined in his employment agreement), subject to Mr. Boyles’ execution of a release of claims in a form that we reasonably determine and compliance with the restrictive covenants described below, we will provide Mr. Boyles with severance in an amount equal to one and one-half times his base salary, payable as a lump sum and in lieu of the severance described above.
Kelli K. Gant.   We entered into an employment agreement with Kelli K. Gant effective April 1, 2016, pursuant to which Ms. Gant serves as our Chief Administrative Officer. The term of the agreement is indefinite. Pursuant to her employment agreement, Ms. Gant’s annual base salary initially was $230,000, subject to increase as approved by the Board of Directors. The employment agreement provides that Ms. Gant is eligible to receive an annual bonus with a target award equal to 75% of her base salary contingent upon the achievement of performance goals approved by our Board, which percentage was increased to 80% by the Compensation Committee on February 13, 2020.
In the event that we terminate Ms. Gant’s employment without “Cause” (as defined below) or she resigns for “Good Reason” (as defined below), subject to Ms. Gant’s execution of a release of claims in a form that we reasonably determine and compliance with the restrictive covenants described below, we will provide Ms. Gant with severance as follows: (i) an amount equal to one times her base salary, payable in substantially equal installments for one year following the date of such termination, (ii) if such termination should occur following the third quarter of our fiscal year, a pro-rated bonus payment for the year of termination based on our actual results for such year and (iii) if such termination should occur within 30 days prior to a vesting date relating to an equity award previously granted to Ms. Gant, vesting of the portion of the award that would have become vested within such 30-day period.
In the event that we terminate Ms. Gant’s employment without Cause or Ms. Gant resigns for Good Reason within 12 months following the occurrence of a “Change in Control” (as defined in her employment agreement), subject to Ms. Gant’s execution of a release of claims in a form that we reasonably determine and compliance with the restrictive covenants described below, we will provide Ms. Gant with severance in an amount equal to one and one-half times her base salary, payable as a lump sum and in lieu of the severance described above.
Charles Lussier.   We entered into an employment agreement with Charles Lussier effective March 1, 2020, pursuant to which Mr. Lussier serves as our Chief Commercial Officer. The term of the agreement is indefinite. Pursuant to his employment agreement, Mr. Lussier’s annual base salary is $330,000, subject to increase as may be approved by the Board of Directors. He is eligible to receive an annual bonus with a target award equal to 80% of his base salary contingent upon the achievement of performance goals approved by our Board.
In the event that we terminate Mr. Lussier’s employment without “Cause” (as defined below) or he resigns for “Good Reason” (as defined below), subject to Mr. Lussier’s execution of a release of claims in a form that we reasonably determine and compliance with the restrictive covenants described below, we will provide Mr. Lussier with severance as follows: (i) an amount equal to one times his base salary, payable in substantially equal installments for one year following the date of such termination, and (ii) if such termination should occur following the third quarter of our fiscal year, a pro-rated bonus payment for the year of termination based on our actual results for such year.
In the event that we terminate Mr. Lussier’s employment without Cause or Mr. Lussier resigns for Good Reason within 12 months following the occurrence of a “Change in Control” (as defined in his employment agreement), subject to Mr. Lussier’s execution of a release of claims in a form that we reasonably determine and compliance with the restrictive covenants described below, we will provide Mr. Lussier with severance in an amount equal to one and one-half times his base salary, payable as a lump sum and in lieu of the severance described above.
Phillip C. Monroe.   We entered into an employment agreement with Phillip C. Monroe effective March 5, 2018, pursuant to which Mr. Monroe served as our General Counsel until he transitioned to Vice President — Legal effective June 1, 2019. The term of the agreement was indefinite. Pursuant to his employment agreement, Mr. Monroe’s annual base salary was $290,000, subject to increase as may be approved by the Board of Directors. He was eligible to receive an annual bonus with a target award equal to 75% of his base salary contingent upon the achievement of performance goals approved by our Board.
Mr. Monroe and the Company entered into an employment letter effective June 1, 2019, pursuant to which the parties agreed to terminate Mr. Monroe’s 2018 employment agreement. Pursuant to the employment letter, Mr. Monroe serves as Vice President — Legal for an indefinite term and his annual base salary is $200,000. He is eligible to receive an annual bonus with a target award equal to 50% of his base salary contingent upon the achievement of performance goals approved by our Board. Mr. Monroe executed a satisfactory release of claims and the Company has agreed to pay Mr. Monroe $300,000 over a one-year period as consideration for the termination of Mr. Monroe’s 2018 employment agreement.
If any of our financial statements are required to be restated due to errors, omissions, fraud or misconduct (including, but not limited to, circumstances where we have been required to prepare an accounting restatement due to material non-compliance with any financial reporting requirement), we may recover all or a portion of any cash incentive, equity compensation or severance disbursements paid to our NEOs with respect to any fiscal year for which the financial results are negatively affected by such restatement.
Except with respect to Mr. Monroe, each of the NEOs is subject to (i) a 12-month post-termination non-competition covenant relating to our or our subsidiaries’ business, (ii) a 24-month post-termination non-solicitation covenant in respect of our or our subsidiaries’ or affiliates’ employees, representatives, agents, consultants, customers, suppliers, licensees, licensors and other business relationships and (iii) perpetual confidentiality and non-disparagement covenants. Mr. Monroe is only subject to perpetual confidentiality and non-disparagement covenants.
For purposes of the employment agreements described above for each of our NEOs who are current executive officers, “Cause” means the applicable executive’s (i) commission of, conviction for, plea of guilty or nolo contendere to a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud; (ii) engaging in conduct that constitutes fraud or embezzlement; (iii) engaging in conduct that constitutes gross negligence or willful gross misconduct that results or could reasonably be expected to result in harm to our or any of our affiliate’s business or reputation; (iv) breach of any material terms of the executive’s employment, which results or could reasonably be expected to result in harm to our or any of our affiliate’s business or reputation; (v) continued willful failure to substantially perform the executive’s duties; or (vi) breach of any of our or our affiliate’s material policies that is applicable to employees generally that is reasonably likely to result in demonstrable harm to the Company or our affiliate.
For purposes of the employment agreements described above for each of our NEOs who are current executive officers, “Good Reason” means the applicable executive’s voluntary resignation after any of the following actions taken by the Company without the executive’s written consent: (i) a material diminution in the executive’s title or authority; (ii) any material failure to pay compensation when due; (iii) a reduction in base pay or bonus opportunity other than reductions applicable to senior executives generally occurring; (iv) relocation of the executive’s principal place of business by more than 50 miles that materially increases the executive’s commute; or (v) any other material breach of the applicable employment agreement by the Company.

GRANTS OF PLAN-BASED AWARDS
The following table discloses the potential payouts to the NEOs pursuant to annual cash incentive awards granted in 2019 under the 2019 Annual Incentive Program and pursuant to RSUs granted in 2019, or deemed to have been granted in 2019 under SEC guidance, under the 2017 Equity Plan.
Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Walter J. Scheller, III	2/8/2019(5)	—	—	—	5,661	11,322	11,322	—	—	—	279,993
	2/8/2019	332,923	665,846	1,331,693	—	—	—	—	—	—	—
	2/8/2019	—	—	—	—	—	—	19,793	—	—	535,994
	2/8/2019	—	—	—	13,195	26,391	26,391	—	—	—	663,470
Jack K. Richardson	2/8/2019(5)	—	—	—	1,735	3,470	3,470	—	—	—	85,813
	2/8/2019	218,442	436,885	873,769	—	—	—	—	—	—	—
	2/8/2019	—	—	—	—	—	—	9,140	—	—	247,511
	2/8/2019	—	—	—	4,569	9,139	9,139	—	—	—	229,754
	2/8/2019				—	$1,000,000(6)	—	—	—	—	$1,000,000(5)
Dale W. Boyles	2/8/2019(5)	—	—	—	1,633	3,266	3,266	—	—	—	80,768
	2/8/2019	205,942	411,885	823,769	—	—	—	—	—	—	—
	2/8/2019	—	—	—	—	—	—	7,662	—	—	207,487
	2/8/2019	—	—	—	3,831	7,662	7,662	—	—	—	192,623
Kelli K. Gant	2/8/2019(5)	—	—	—	1,224	2,449	2,449	—	—	—	60,564
	2/8/2019	119,928	239,856	479,712	—	—	—	—	—	—	—
	2/8/2019	—	—	—	—	—	—	3,750	—	—	101,550
	2/8/2019	—	—	—	1,875	3,750	3,750	—	—	—	94,275
Charles Lussier	2/8/2019(5)	—	—	—	714	1,429	1,429	—	—	—	35,339
	2/8/2019	108,606	217,212	434,424	—	—	—	—	—	—	—
	2/8/2019	—	—	—	—	—	—	2,770	—	—	75,012
	2/8/2019	—	—	—	1,384	2,769	2,769	—	—	—	69,613
Phillip C. Monroe	2/8/2019(5)	—	—	—	1,184	2,368	2,368	—	—	—	58,561
	2/8/2019	61,020	122,039	244,079	—	—	—	—	—	—	—
	2/8/2019	—	—	—	—	—	—	2,770	—	—	75,012
	2/8/2019	—	—	—	1,384	2,769	2,769	—	—	—	69,613

(1)
The amounts in these three columns represent possible cash payments under our 2019 Annual Incentive Program as discussed under “Elements of 2019 Executive Compensation — Annual Cash Incentive Awards” beginning on page 39. Actual payments made to the NEOs under the 2019 Annual Incentive Program were paid in February 2020 and are reflected in the Non-Equity Incentive Plan Compensation column of the “Summary Compensation Table” on page 51. In connection with Mr. Monroe’s transition from General Counsel to Vice President — Legal effective June 1, 2019, the percentage of his base salary that he was eligible to receive pursuant to the 2019 Annual Incentive Program was decreased from 75% to 50% of base salary (with the amounts in these columns being based on 50% of his actual 2019 base salary).
(2)
Except as noted in footnote 6 below, the amounts in these three columns represent possible shares issuable for 2019 to each NEO who received a performance-based RSU award on each of March 5, 2018 and February 8, 2019, as discussed under “Elements of 2019 Executive Compensation — Long-Term Equity Incentives — 2019 Equity Grants” beginning on page 42. The actual number of shares earned and issued pursuant to the awards for 2019 is reflected in the Stock Awards: Number of Shares Acquired on Vesting column of the “Option Exercises and Stock Vested in 2019” table on page 61.

(3)
Represents time-based RSUs granted to each NEO on February 8, 2019 that vest ratably on each of the first three anniversaries of the date of grant.

(4)
With respect to the tranche of performance-based RSUs for which the threshold, target and maximum number of shares were established on March 5, 2018 and for which performance targets for the 2019 performance period were established on February 9, 2019 (with a grant date of February 9, 2019 under FASB ASC Topic 718), the values shown in this column are the grant date fair value for each such tranche computed in accordance with FASB ASC Topic 718 (calculated by multiplying the target number of performance-based RSUs by $24.73, which takes into account a Monte Carlo simulation applicable to the market-based performance metric). With respect to the tranche of performance-based RSUs for which the threshold, target and maximum number of shares were established on February 9, 2019 and the performance targets for the 2019 performance period were established on February 9, 2019 (with a grant date of February 9, 2019 under FASB ASC Topic 718), the values shown in this column are the grant date fair value for each such tranche computed in accordance with FASB ASC Topic 718 (calculated by multiplying the target number of performance-based RSUs by $25.14, which takes into account a Monte Carlo simulation applicable to the market-based performance metric). With respect to the time-based RSUs granted to each NEO on February 9, 2019, the value shown in this column is the grant date fair value of the full award computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are set forth in Note 12 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

(5)
The threshold, target and maximum numbers of performance-based RSUs were established by the Compensation Committee on March 5, 2018.

(6)
Mr. Richardson received a retention grant of performance-based RSUs in 2019, the target amount of which was $1,000,000, and the corresponding number of RSUs will be determined based on the fair market value of the Company’s common stock on the last day of the performance period (January 1, 2019 through December 31, 2021; however, the Compensation Committee has the discretion to shorten the performance period if Mr. Richardson achieves the goals prior to December 31, 2021). Mr. Richardson may earn either 0% of the target award or 100% of the target award, therefore, there is no threshold or maximum for such award.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information regarding the outstanding equity awards of the NEOs as of December 31, 2019.
		Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(1)
Walter J. Scheller, III	4/1/2016	31,378(2)	663,017	—	—
	3/5/2018	5,661(3)	119,617	—	—
	3/5/2018	—	—	11,322(4)	239,234
	2/8/2019	19,793(5)	418,226	—	—
	2/8/2019	—	—	52,782(6)	1,115,284
Jack K. Richardson	4/20/2016	15,690(2)	331,530	—	—
	3/5/2018	2,314(3)	48,895	—	—
	3/5/2018	—	—	3,470(4)	73,321
	2/8/2019	9,140(5)	193,128	—	—
	2/8/2019	—	—	18,279(6)	386,235
	2/8/2019	—	—	$1,000,000(7)	$1,000,000(7)
Dale W. Boyles	1/1/2017	9,415(2)	198,939	—	—
	3/5/2018	2,178(3)	46,021	—	—
	3/5/2018	—	—	3,266(4)	69,011
	2/8/2019	7,662(5)	161,898	—	—
	2/8/2019	—	—	15,325(6)	323,817
Kelli K. Gant	4/20/2016	9,299(2)	196,488	—	—
	3/5/2018	1,633(3)	34,505	—	—
	3/5/2018	—	—	2,449(4)	51,747
	2/8/2019	3,750(5)	79,238	—	—
	2/8/2019	—	—	7,501(6)	158,496
Charles Lussier	3/5/2018	1,225(3)	25,884	—	—
	3/5/2018	—	—	1,429(4)	30,195
	2/8/2019	2,770(5)	58,530	—	—
	2/8/2019	—	—	5,539(6)	117,039
Phillip C. Monroe	3/5/2018	1,579(3)	33,364	—	—
	3/5/2018	—	—	2,368(4)	50,036
	2/8/2019	2,770(5)	58,530	—	—
	2/8/2019	—	—	5,539(6)	117,039

(1)
The market value is based on the closing price of our common stock on the NYSE on December 31, 2019, the last trading day of 2019, of  $21.13, multiplied by the number of shares or RSUs, as applicable.

(2)
Represents Tranche A Restricted Shares granted on the dates set forth above under the 2016 Equity Plan that vest in equal installments on each of the first five (5) anniversaries of the date of grant, contingent upon at least half of the shares originally acquired by the “Investors” (as defined in the 2016 Equity Plan) having been disposed of to one or more independent third parties. This contingency was satisfied on May 10, 2018, causing the Tranche A Restricted Shares that would have vested prior to such date, based on the date of grant, to vest, and the remaining unvested Tranche A Restricted Shares are scheduled to vest on the remaining anniversaries of the date of grant.
(3)
Represents time-based RSUs granted on March 5, 2018 under the 2017 Equity Plan that vest ratably on each of the first three anniversaries of the date of grant.

(4)
Represents performance-based RSUs granted on March 5, 2018 under the 2017 Equity Plan which are eligible to be earned in 2020.

(5)
Represents time-based RSUs granted on February 8, 2019 under the 2017 Equity Plan that vest ratably on each of the first three anniversaries of the date of grant.

(6)
Represents performance-based RSUs granted on February 8, 2019 under the 2017 Equity Plan, half of which are eligible to be earned in each of 2020 and 2021.

(7)
Represents a retention grant of performance-based RSUs granted to Mr. Richardson on February 8, 2019 under the 2017 Equity Plan, the target amount of which was $1,000,000, and the corresponding number of RSUs will be determined based on the fair market value of the Company’s common stock on the last day of the performance period (January 1, 2019 through December 31, 2021; however, the Compensation Committee has the discretion to shorten the performance period if Mr. Richardson achieves the goals prior to December 31, 2021).

OPTION EXERCISES AND STOCK VESTED
The following table sets forth information regarding the exercise of options and the vesting of restricted shares for the NEOs during 2019.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Walter J. Scheller, III	—	—	56,232	1,365,286
Jack K. Richardson	—	—	21,610	541,686
Dale W. Boyles	—	—	15,153	337,604
Kelli K. Gant	—	—	11,663	297,812
Charles Lussier	—	—	4,810	106,176
Phillip C. Monroe	—	—	5,926	131,071

(1)
Represents the portion of the Tranche A Restricted Shares that vested in 2019. Tranche A Restricted Shares granted under the 2016 Equity Plan vest in equal installments on each of the first five (5) anniversaries of the date of grant, contingent upon at least half of the shares originally acquired by the “Investors” (as defined in the 2016 Equity Plan) having been disposed of to one or more independent third parties. This contingency was satisfied on May 10, 2018, causing the Tranche A Restricted Shares that would have vested prior to such date, based on the date of grant, to vest, and the remaining unvested Tranche A Restricted Shares are scheduled to vest on the remaining anniversaries of the date of grant.

Also represents shares acquired upon settlement of  (i) time-based RSUs granted in 2018 that vested in 2019, (ii) performance-based RSUs awarded in 2018 that were earned for the 2019 performance period that ended on December 31, 2019 because performance targets were met and (iii) performance-based RSUs awarded in 2019 that were earned for the 2019 performance period that ended on December 31, 2019 because performance targets were met.
(2)
The value realized upon the vesting of the Tranche A Restricted Shares and the time-based RSUs is calculated based upon the closing price of our common stock on the NYSE on the applicable vesting date. The value realized for the performance-based RSUs earned for the 2019 performance period that ended on December 31, 2019 is based upon the closing price of our common stock on the NYSE on December 31, 2019 ($21.13).

Equity Compensation Plans
2016 Equity Plan
In connection with the Asset Acquisition, we adopted the Warrior Met Coal, LLC 2016 Equity Incentive Plan (the “2016 Equity Plan”), as described below, under which awards of restricted units and phantom units were granted to certain of our employees and directors pursuant to the terms of written agreements. In connection with the corporate conversion, these awards were converted into awards in respect of shares of our common stock. The 2016 Equity Plan remains in effect with respect to such converted awards. However, no further awards will be granted under the 2016 Equity Plan. Our Compensation Committee administers the 2016 Equity Plan and, in general, may suspend or terminate the plan at any time. In addition, in general, our Board may amend, supplement, modify and restate the 2016 Equity Plan at any time. The 2016 Equity Plan will terminate automatically on March 31, 2026.
•
Adjustments in Capitalization.   In the event of  (i) any extraordinary non-cash dividend or other distribution other than an ordinary dividend (whether in the form of cash, shares, other securities or property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of our assets or equity securities, or exchange of shares or other of our securities, issuance of warrants or other rights to purchase shares or other of our securities, or other similar corporate transaction or event (including without limitation a “Change in Control” (as defined in the 2016 Equity Plan)) that affects the shares of common stock, appropriate equitable adjustments (as determined by our Compensation Committee) will be made to the number and kind of shares (or other securities or property) subject to outstanding awards to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2016 Equity Plan or with respect to an award. In addition, our Compensation Committee may terminate any outstanding award and provide for the purchase of any such award in cash or the replacement of such award with other rights or property.
•
Change in Control.   In the event of a “Change in Control,” our Compensation Committee may generally provide that, with respect to any particular outstanding award or awards, any restricted period imposed upon such award or awards will expire immediately.

•
Nontransferability.   Awards under the 2016 Equity Plan are subject to transfer restrictions as set forth in the plan.

•
Restrictive Covenants.   The 2016 Equity Plan subjects participants to a (i) 18-month post-termination non-competition covenant relating to the coal mining business, (ii) 18-month post-termination non-solicitation covenant in respect to our or our affiliates’ employees, consultants, customer, supplier, licensee, licensor or other business relationships and (iii) perpetual confidentiality and non-disparagement covenants.

•
No Rights as a Stockholder.   No participant shall be deemed to be the stockholder of, or to have any of the rights of a holder with respect to, any shares subject to such award unless and until such shares have been delivered to such participant upon satisfaction of the conditions, if any, for such delivery.

In connection with the IPO, Class C units, including Class C units subject to awards issued under the 2016 Equity Plan, converted into an aggregate of 805,083 shares of our common stock in connection with the corporate conversion, as described under “Corporate History and Structure” on page 8.
2017 Equity Plan
In connection with the IPO, we adopted the Warrior Met Coal, Inc. 2017 Equity Incentive Plan (the “2017 Equity Plan”), as described below. Awards previously issued and outstanding under the 2016 Equity Plan will continue to be governed by the 2016 Equity Plan. However, no further awards will be granted under the 2016 Equity Plan.
The following is a summary of the material terms and provisions of our 2017 Equity Plan.
•
Eligibility.   Our directors, officers, employees, consultants and advisors and those of our affiliated companies, as well as those who have accepted offers of employment or consultancy from us or our affiliated companies, are eligible for awards, provided that incentive stock options may be granted only to employees. A written agreement between us and each participant will evidence the terms of each award granted under the 2017 Equity Plan.

•
Shares Subject to the 2017 Equity Plan.   The shares that may be issued pursuant to awards will be our common stock, $0.01 par value per share, and the maximum aggregate amount of such common stock which may be issued upon exercise of all awards under the 2017 Equity Plan, including incentive stock options, will be equal to 5,938,059 shares of our common stock, subject to adjustment to reflect certain corporate transactions or changes in our capital structure. Use of shares of common stock to pay the required exercise price or tax obligations, or shares not issued in connection with settlement of a stock option or stock appreciation right (“SAR”) or that are used or withheld to satisfy tax obligations of the participant, shall, notwithstanding anything herein to the contrary, not be available again for other awards under the 2017 Equity Plan. If any outstanding award expires, is canceled, forfeited or settled in cash, the shares allocable to that award will again be available for grant under the 2017 Equity Plan.

•
Award Limitations.   In addition to the aggregate limit on the number of shares of common stock that may be awarded under the 2017 Equity Plan, the following limitations also apply to the issuance of awards under the 2017 Equity Plan: (1) subject to adjustment for certain corporate events, the maximum number of shares of common stock with respect to which awards may be granted to any single participant during any single calendar year is (a) 1,484,515 shares of common stock with respect to stock options (all of which may be granted as incentive stock options) or SARs, and (b) 1,484,515 shares of common stock with respect to performance compensation awards (or in the event a performance compensation award is paid in cash, other securities, other awards or other property, no more than the fair market value of 1,484,515 shares of common stock; (2) the maximum amount that can be paid to any single participant during any one calendar year pursuant to a cash bonus award under the Plan is $10,000,000; and (3) subject to adjustment for certain corporate events, no more than 296,903 shares of common stock may be issued in respect of awards granted to any single participant who is a non-employee director for a single calendar year.
•
Administration.   Our Compensation Committee administers the 2017 Equity Plan. Among other responsibilities, our Compensation Committee selects participants and determine the type of awards to be granted to participants, the number of shares of common stock to be covered by awards and the terms and conditions of awards (including exercise price, methods of payment and vesting schedules), may accelerate the vesting or exercisability of, or the lapse of restrictions on, awards, and may make any other determination and take any other action that it deems necessary or desirable to administer the 2017 Equity Plan.

•
Amendment or Termination.   The 2017 Equity Plan will terminate on the tenth anniversary of its adoption by our Board and approval by our stockholders, unless terminated earlier by our Board. No awards will be granted under the 2017 Equity Plan after that date, but awards granted prior to that date may continue beyond such date, subject to the terms and conditions of the 2017 Equity Plan. Our Board may amend or terminate the 2017 Equity Plan (or any portion thereof) at any time. Amendments will not be effective without stockholder approval if stockholder approval is required by applicable law or stock exchange requirements. If any amendment or termination would materially and adversely affect the rights of any participant, such amendment or termination will not become effective unless the affected participant consents.

•
Types of Awards.   Our Compensation Committee may grant the following types of awards to participants under the 2017 Equity Plan: incentive stock options, nonqualified stock options, SARs, restricted stock, restricted stock units, unrestricted shares of common stock, other awards denominated in common stock, performance share awards and performance cash bonuses.

•
Performance Criteria.   Our Compensation Committee is responsible for determining, in its sole discretion, the performance goals applicable to each performance award and the periods during which the performance is measured. The performance criteria that are used to establish performance goals for performance awards granted under the 2017 Equity Plan are based on our and/or our affiliates’, divisions’ or operational units’ attainment of specific levels of performance, and are set forth in the Plan.

•
Change in Control.   In the event of a “Change in Control,” our Compensation Committee may provide that, with respect to any particular outstanding award or awards, (i) all options and SARs will become immediately exercisable as of a time prior to the “Change in Control,” (ii) any restricted period imposed upon awards will expire as of a time prior to the “Change in Control,” and (iii) any performance periods in effect on the date of the “Change in Control” shall end, the extent to which performance goals have been met with respect to each such performance period will be determined, and participants will receive payment of awards for such performance periods, based upon the determination of the degree of attainment of the performance goals, the assumption that the applicable “target” levels of performance have been attained or on such other basis determined by our Compensation Committee.

See “Elements of 2019 Executive Compensation — Long-Term Equity Incentives” beginning on page 41 and “2020 Compensation Actions — Equity Incentive Awards” beginning on page 46 for a further discussion of the time-based and performance-based RSUs that have been granted under the 2017 Equity Plan. Our Compensation Committee intends to make all future grants under the 2017 Equity Plan.

POTENTIAL PAYMENTS UPON A TERMINATION OF EMPLOYMENT OR
CHANGE IN CONTROL
The following table summarizes potential payments, rights and benefits to our NEOs (other than Mr. Monroe) under contracts, agreements, plans or arrangements with the Company upon a termination of employment or change in control, assuming either event occurred on December 31, 2019. To the extent payments, rights and benefits are generally available to employees on a non-discriminatory basis, including benefits payable upon death or disability, they are excluded from this table. The disclosure provided for Mr. Monroe is based on the payments that he actually received in connection with his transition from General Counsel to Vice President — Legal of the Company effective June 1, 2019.
The employment agreements with our NEOs contain severance provisions pursuant to which the NEOs are entitled to certain payments or benefits upon a termination without “cause,” for “good reason” or due to death or disability, as well as upon a termination without “cause” or for “good reason” following a “change in control” (as such terms are defined in the employment agreements). See “Employment Agreements” beginning on page 53 for further information regarding such payments and benefits. The employment letter between the Company and Mr. Monroe effective June 1, 2019 does not provide for such payments or benefits upon a termination. Additionally, the award agreements pursuant to which restricted shares and RSUs have been granted under the 2016 Equity Plan and the 2017 Equity Plan provide for accelerated vesting or settlement, as applicable, of the outstanding awards upon various termination events or a change in control. See footnotes 2, 3 and 4 to the following table for details regarding the treatment of the outstanding restricted shares and RSUs upon such termination events or a change in control.
Due to the numerous factors involved in estimating these amounts, the actual value of benefits and amounts to be paid to our NEOs can only be determined upon an actual termination of employment or change in control. As provided in the employment agreements with the NEOs, in the event a NEO breaches or violates the restrictive covenants contained therein or does not enter into a separation agreement and general release of claims, certain of the amounts described below may be subject to forfeiture. See “Employment Agreements” beginning on page 53 for further information regarding such restrictions and requirements.
Name	Cash Payments ($)(1)	Accelerated Vesting of Unvested Restricted Stock ($)(2)	Accelerated Vesting of Unvested RSUs ($)(3)	Accelerated Settlement of Vested RSUs ($)(4)	Total ($)
Termination by the Company Without Cause or by the NEO for Good Reason
Walter J. Scheller, III	1,895,091	—	—	357,821	2,252,912
Jack K. Richardson	1,243,824	—	—	178,942	1,422,766
Dale W. Boyles	1,172,827	—	—	—	1,172,827
Kelli K. Gant	766,311	—	—	106,043	872,354
Charles Lussier	699,648	—	—	—	699,648
Phillip C. Monroe	300,000	—	—	—	300,000
Termination of the NEO’s Employment or Service Due to Death or Disability
Walter J. Scheller, III	—	—	3,465,651	357,821	3,823,472
Jack K. Richardson	—	—	2,241,250	178,942	2,420,192
Dale W. Boyles	—	—	1,071,473	—	1,071,473
Kelli K. Gant	—	—	598,003	106,043	704,046
Charles Lussier	—	—	417,617	—	417,617

Name	Cash Payments ($)(1)	Accelerated Vesting of Unvested Restricted Stock ($)(2)	Accelerated Vesting of Unvested RSUs ($)(3)	Accelerated Settlement of Vested RSUs ($)(4)	Total ($)
Termination of the NEO’s Employment or Service Due to Any Other Reason
Walter J. Scheller, III	—	—	—	357,821	357,821
Jack K. Richardson	—	—	—	178,942	178,942
Dale W. Boyles	—	—	—	—	—
Kelli K. Gant	—	—	—	106,043	106,043
Charles Lussier	—	—	—	—	—
Change in Control
Walter J. Scheller, III	—	1,432,717	3,465,651	357,821	5,256,189
Jack K. Richardson	—	716,406	2,241,250	178,942	3,136,598
Dale W. Boyles	—	429,820	1,071,473	—	1,501,293
Kelli K. Gant	—	424,590	598,003	106,043	1,128,636
Charles Lussier	—	—	417,617	—	417,617
Termination by the Company Without Cause or by the NEO for Good Reason in connection with a Change in Control(5)
Walter J. Scheller, III	1,340,000	1,432,717	3,465,651	357,821	6,596,189
Jack K. Richardson	660,000	716,406	2,241,250	178,942	3,796,598
Dale W. Boyles	622,500	429,820	1,071,473	—	2,123,793
Kelli K. Gant	487,500	424,590	598,003	106,043	1,616,136
Charles Lussier	450,000	—	417,617	—	867,617

(1)
The cash severance for each NEO, except for Mr. Monroe, in the event of a Termination by the Company Without Cause or by the NEO for Good Reason represents an amount equal to one times base salary, payable in substantially equal installments for one year following the date of such termination, plus the bonus payment that each NEO received in 2019 based on our actual performance results, as required by the employment agreements since the assumed termination occurred following the third quarter of our fiscal year.

For Mr. Monroe, this amount represents the transition payment that became due to Mr. Monroe pursuant to his employment letter effective June 1, 2019. Mr. Monroe transitioned from General Counsel to Vice President — Legal of the Company effective June 1, 2019, and was no longer an executive officer as of such date. See “Employment Agreements” beginning on page 53 for a complete discussion of this arrangement.
The cash severance for Mr. Scheller in the event of a Termination by the Company Without Cause or by the NEO for Good Reason in connection with a Change in Control represents an amount equal to two times base salary, payable in a lump sum, as specified in his Employment Agreement. The cash severance for each of Mr. Richardson, Mr. Boyles, Ms. Gant and Mr. Lussier in the event of a Termination by the Company Without Cause or by the NEO for Good Reason in connection with a Change in Control represents an amount equal to one and one-half times base salary, payable in a lump sum, as specified in the employment agreements with such NEOs. See “Employment Agreements” beginning on page 53 for further information about such payments.
(2)
The amounts presented in this column reflect the value of the accelerated vesting of all unvested Tranche A Restricted Shares, which has been determined based on the closing price of our common stock on the NYSE on December 31, 2019, the last trading day of 2019, of  $21.13, multiplied by the number of shares. Also reflected in this column is the value of the dividends accrued on the unvested Tranche A Restricted Shares, which dividends are paid out upon vesting.

The Tranche A Restricted Shares vest in equal installments on each of the first five (5) anniversaries of the date of grant, contingent upon at least half of the shares originally acquired by the “Investors” (as defined in the 2016 Equity Plan) having been disposed of to one or more independent third parties. This contingency was satisfied on May 10, 2018, causing the Tranche A Restricted Shares that would have vested prior to such date, based on the date of grant, to vest. The remaining unvested Tranche A Restricted Shares are scheduled to vest on the remaining anniversaries of the date of grant. Subject to exceptions at the discretion of the Compensation Committee, in the event of the termination of a NEO’s employment for any reason, he or she will forfeit any unvested Tranche A Restricted Shares held as of the date of such termination without consideration. In the event of a “Change in Control” (as defined in the 2016 Equity Plan), any unvested Tranche A Restricted Shares held by the NEO shall vest in full.
(3)
The amounts presented in this column reflect the value of the accelerated vesting of unvested RSUs, which has been determined based on the closing price of our common stock on the NYSE on December 31, 2019, the last trading day of 2019, of  $21.13, multiplied by the number of shares. Also reflected in this column is the value of the dividends accrued on the unvested RSUs, which dividends are paid out upon vesting.

On March 5, 2018 and February 8, 2019, each of our NEOs received time-based RSUs pursuant to the terms of an award agreement under the 2017 Equity Plan. In the event of the termination of a NEO’s employment for any reason other than the NEO’s death, disability or Retirement (as defined in the award agreement), he or she will forfeit any unvested time-based RSUs held as of the date of such termination without consideration. In the event of the termination of a NEO’s employment due to death, disability or Retirement, any unvested time-based RSUs held by the NEO shall vest in full. None of our NEOs are eligible for Retirement as defined in the award agreement. In the event of a “Change in Control” (as defined in the 2017 Equity Plan), any unvested time-based RSUs held by the NEO shall vest in full.
On March 5, 2018 and February 8, 2019, each of our NEOs received performance-based RSUs pursuant to the terms of an award agreement under the 2017 Equity Plan. In the event of the termination of a NEO’s employment for any reason other than the NEO’s death, disability or Retirement (as defined in the award agreement), he or she will forfeit the right to receive any shares pursuant to the performance-based RSUs as of the date of such termination without consideration. In the event of the termination of a NEO’s employment due to death, disability or Retirement, the NEO will be issued shares pursuant to the performance-based RSUs for any to-be-completed Measurement Period at the target award level. None of our NEOs are eligible for Retirement as defined in the award agreement. In the event of a “Change in Control” (as defined in the 2017 Equity Plan), the NEO will be issued shares pursuant to the performance-based RSUs for any to-be-completed Measurement Period at the target award level. The amounts presented in this column with respect to the performance-based RSUs eligible to be earned in 2019 reflect the number of shares actually earned based on performance for such year.
Also on February 8, 2019, Mr. Richardson received a retention grant of performance-based RSUs (the “Retention Grant”), the target amount of which was $1,000,000, and the corresponding number of RSUs will be determined based on the fair market value of the Company’s common stock on the last day of the performance period (January 1, 2019 through December 31, 2021; however, the Compensation Committee has the discretion to shorten the performance period if Mr. Richardson achieves the goals prior to December 31, 2021). In the event of the termination of Mr. Richardson’s employment for any reason other than death or disability, he will forfeit the right to receive any shares pursuant to the Retention Grant as of the date of such termination without consideration. In the event of the termination of Mr. Richardson’s employment due to death or disability, he will be issued shares pursuant to the Retention Grant at the actual level of achievement as determined by the Compensation Committee. The amount presented in this column with respect to the shares eligible to be earned pursuant to the Retention Grant in the event of Mr. Richardson’s termination of employment due to death or disability assumes that the award would be earned at the target level. In the event of a “Change in Control” (as defined in the 2017 Equity Plan), Mr. Richardson will be issued shares pursuant to the Retention Grant at the target award level.

(4)
The amounts presented in this column reflect the value of the accelerated settlement of vested RSUs, which has been determined based on the closing price of our common stock on the NYSE on December 31, 2019, the last trading day of 2019, of  $21.13, multiplied by the number of RSUs. Also reflected in this column is the value of the dividends accrued on the vested but unsettled RSUs, which dividends are paid out upon vesting.

Each of Mr. Scheller, Mr. Richardson and Ms. Gant received a grant of restricted units in 2016 under the 2016 Equity Plan, and the Board declared a special dividend on all outstanding shares in March 2017, including the restricted shares (as converted in connection with the IPO). The NEOs were permitted to elect to receive a portion of such special dividend payable on the restricted shares in RSUs, resulting in Mr. Scheller, Mr. Richardson and Ms. Gant receiving a grant of RSUs on June 1, 2017 under the 2017 Equity Plan (the “Distribution Grants”). The RSUs granted pursuant to the Distribution Grants were fully vested on June 1, 2017 and, subject to exceptions at the discretion of the Compensation Committee, will be settled in shares of common stock on a one-for-one basis on the earliest of  (i) one-third (1/3) on each of the first three (3) anniversaries of June 1, 2017; (ii) a “Change in Control” (as defined in the 2017 Equity Plan); (iii) the NEO’s separation from service with the Company or its affiliates; or (iv) death of the NEO.
(5)
The amounts presented in the following rows assume that a Termination by the Company Without Cause or by the NEO for Good Reason occurred on December 31, 2019 in connection with a “Change in Control” (as defined in the 2017 Equity Plan) occurring on such date. As detailed in footnote 1 above, the termination event would cause the NEOs to be entitled to the payment of cash severance and, as detailed in footnotes 2 through 4 above, the Change in Control would cause the outstanding equity held by the NEOs to have vested or settled, as applicable.

PAY RATIO
SEC rules require public companies to disclose the ratio of the annual total compensation of its CEO to the median of the annual total compensation of its other employees. In determining the median employee of the Company, we prepared a list of all employees as of December 31, 2019. Consistent with applicable rules, we used reasonable estimates both in the methodology used to identify the median employee and in calculating the annual total compensation of employees other than the CEO. We determined our median employee based on the taxable wages of each of our 1,708 employees (excluding the CEO), as reported in Box 1 on Internal Revenue Service Form W-2.
The annual total compensation of our median employee (other than the CEO) for 2019 was $82,389. As disclosed in the “Summary Compensation Table” appearing on page 51, our CEO’s annual total compensation for 2019 was $4,007,049. Based on the foregoing, our estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was approximately 48.6 to 1. Given the different methodologies that various public companies use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

DIRECTOR COMPENSATION
The Compensation Committee evaluates and recommends to the Board of Directors the compensation to be paid to our non-employee directors. The Compensation Committee has determined that a combination of cash and equity-based incentive compensation should be used to attract and retain qualified candidates to serve on our Board. In setting director compensation, the Compensation Committee receives input from its independent compensation consultant to assess the competitiveness of our non-employee director compensation. The Compensation Committee uses the compensation consultant’s access to external market data to determine the pay practices of similarly situated companies in respect of their directors, and uses this data as a reference point in determining director fees and equity awards.
Under our director compensation program for 2019, certain members of our Board of Directors who were not affiliated with Apollo Private Equity, an affiliate of former stockholders of the Company (Ana B. Amicarella, J. Brett Harvey, Alan H. Schumacher and Stephen D. Williams), received (i) an annual cash retainer for Board service, (ii) an annual cash retainer for committee service, as applicable, and (iii) an annual award of RSUs granted under our 2017 Equity Plan that vests ratably in three annual installments and settles in shares of common stock on a one-for-one basis within ten days following the applicable vesting date. Additionally, Mr. Turner began to receive director compensation as described above when the affiliates of Apollo Private Equity sold their remaining equity position in the Company effective May 8, 2019. The amount of such annual retainers and equity grants, by position, are set forth below:
Position	Annual Cash Retainer	Annual Equity Grant
Chairman	$150,000	$150,000
Lead Director	$120,000	$120,000
Regular Board Member	$100,000	$100,000
Audit Committee – Chair	$20,000	—
Audit Committee – Member	$10,000	—
Compensation Committee – Chair	$15,000	—
Compensation Committee – Member	$7,500	—
Nominating and Corporate Governance Committee – Chair	$10,000	—
Nominating and Corporate Governance Committee – Member	$5,000	—
All retainers are payable monthly in advance. These retainers are intended to cover up to ten total meetings per year of the full Board and its committees. If the Board and its committees hold more than ten total meetings in a year, the directors will receive an additional fee of  $1,500 per meeting attended. Additionally, beginning in 2020, the chair of the newly-formed Finance Committee will receive an additional cash retainer of  $20,000,
At its meeting on February 8, 2019, the Compensation Committee approved a one-time retention grant of performance-based RSUs to Mr. Williams, to be settled in shares of common stock or cash at Mr. Williams’ election, based on pre-established individual performance goals. The target award was $500,000, and the corresponding number of RSUs will be determined based on the fair market value of the Company’s common stock on the last day of the performance period. Mr. Williams’ performance against these goals will be measured over the performance period of January 1, 2019 through December 31, 2021; however, the Compensation Committee has the discretion to (a) shorten the performance period if Mr. Williams achieves the goals prior to December 31, 2021 or (b) certify that Mr. Williams earned a portion of the performance-based RSUs during the performance period of January 1, 2019 through December 31, 2020 and a portion of the performance-based RSUs during the performance period of January 1, 2021 through December 31, 2021. Mr. Williams also has received various equity awards, including restricted units that converted into restricted shares in connection with the IPO, vested but unsettled RSUs and vested phantom shares.
In addition to the compensation described above, each of our directors is reimbursed for out-of-pocket expenses incurred in connection with attendance at Board, committee and stockholder meetings, including the cost of travel, lodging, food and related expenses, and participation in director education programs. Each director will be fully indemnified by us for actions associated with being a director to the fullest extent permitted under Delaware law. We have entered into separate indemnification agreements with each of our directors and executive officers, which may be broader than the specific indemnification provisions contained in Delaware law.
The following table provides compensation information for the non-employee members of our Board for the year ended December 31, 2019.
2019 Director Compensation
Name(1)	Fees Earned in Cash ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change In Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Stephen D. Williams	150,000	649,988	—	—	—	123,030	923,018
Ana B. Amicarella	108,330	99,992	—	—	—	3,065	211,387
J. Brett Harvey	137,500	119,979	—	—	—	25,404	282,883
Trevor Mills(4)	—	—	—	—	—	—	—
Alan H. Schumacher	120,830	99,992	—	—	—	25,404	246,226
Gareth N. Turner	53,332	99,979	—	—	—	—	153,311

(1)
Walter J. Scheller, III, the Company’s CEO, is not included in this table as he is, and at all times during 2019 was, an employee of the Company and thus received no compensation for his service as director. The compensation received by Mr. Scheller as an employee of the Company is shown in the “Summary Compensation Table” on page 51.

(2)
The amounts in the table above reflect the grant date fair value of the time-based RSUs granted in 2019 as computed in accordance with FASB ASC Topic 718. Further detail surrounding the RSUs awarded, the method of valuation and the assumptions made are set forth in Note 12 to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019.

Additionally, Mr. Williams received a one-time retention grant of performance-based RSUs, to be settled in shares of common stock or cash at Mr. Williams’ election, based on individual performance goals. The target award was $500,000, and the corresponding number of RSUs will be determined based on the fair market value of the Company’s common stock on the last day of the performance period. Mr. Williams’ performance against these goals will be measured over the performance period of January 1, 2019 through December 31, 2021; however, the Compensation Committee has the discretion to (a) shorten the performance period if Mr. Williams achieves the goals prior to December 31, 2021 or (b) certify that Mr. Williams earned a portion of the performance-based RSUs during the performance period of January 1, 2019 through December 31, 2020 and a portion of the performance-based RSUs during the performance period of January 1, 2021 through December 31, 2021.
As of December 31, 2019, our non-employee directors had outstanding the following vested (but unsettled) RSUs, unvested RSUs, unvested restricted shares and vested (but unsettled) phantom shares.
Name	Vested (but unsettled) RSUs (#)	Unvested RSUs (#)	Unvested Restricted Shares (#)	Vested (but unsettled) Phantom Shares (#)
Stephen D. Williams	15,176	9,110	8,719	43,580
Ana B. Amicarella	—	4,600	—	—
J. Brett Harvey	—	7,416	—	—
Alan H. Schumacher	—	6,762	—	—
Gareth N. Turner	—	3,958	—	—

(3)
Represents amounts paid pursuant to (i) regular quarterly dividends on Tranche A Restricted Shares that vested during 2019 and (ii) special distributions on all restricted shares and RSUs that vested or settled, as applicable, during 2019, which dividends and distributions were not reflected in the grant date fair value of such awards at the time of grant.

(4)
Mr. Mills resigned from the Board effective July 15, 2019.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review and Approval of Related Person Transactions
Under SEC rules, a “related person” is an officer, director, nominee for director or beneficial holder of more than 5% of any class of our voting securities since the beginning of the last fiscal year or an immediate family member of any of the foregoing. Pursuant to its written charter, the Audit Committee of the Board of Directors is responsible for reviewing and, subject to certain exceptions, approving or recommending to the Board for approval all related party transactions, including any that we would be required to disclose pursuant to Item 404 of Regulation S-K promulgated by the SEC. The Audit Committee, in determining whether to approve a related party transaction, considers various factors, including whether the related party transaction complies with the restrictions set forth in the Company’s asset-based revolving credit agreement and the indenture governing the Company’s outstanding notes, the benefit of the transaction to us, whether it is on terms and conditions no less favorable to us than may reasonably be expected in arm’s-length transactions with unrelated parties, the direct or indirect nature of the related person’s interest in the transaction, the size and expected term of the transaction and other facts and circumstances that bear on the materiality of the related party transaction under applicable law and listing standards. The Audit Committee reviews, at least annually, a summary of our transactions with our directors and officers and with firms that employ our directors, as well as any other related person transactions.
Related Person Transactions Entered into by the Company
Other than compensation agreements and other arrangements, which are described under “Executive Compensation” and “Director Compensation,” and the transactions described below, since January 1, 2019, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest.
In connection with the closing of the IPO, we entered into a registration rights agreement (the “Registration Rights Agreement”) relating to our common stock with certain of our stockholders and their affiliates. Pursuant to the Registration Rights Agreement, we granted to such stockholders and their affiliates the right, under certain circumstances and subject to certain restrictions, to require us to register under the Securities Act of 1933, as amended (the “Securities Act”), shares of our common stock that were held or acquired by them. Other than the indemnification obligations set forth therein, the Company’s obligations under the Registration Rights Agreement expired when the affiliates of Apollo Private Equity no longer held any shares of the Company’s common stock effective May 8, 2019.
•
Demand Rights:   Specifically, the Registration Rights Agreement grants holders or a group of holders having at least 5% in the aggregate of the outstanding shares of our common stock unlimited “demand” registration rights to request that we register all or part of their units under the Securities Act, provided that we are not required to comply with any demand to file a registration statement unless the aggregate gross cash proceeds reasonably expected to be received from the sale of securities requested to be included in the registration statement is at least $25 million.

•
Blackout Periods:   We have the ability to delay the filing of a registration statement in connection with a demand request for not more than one period of 180 days (or 90 days in the case of a Form S-3 registration statement) in any twelve-month period, subject to certain conditions.

•
Piggyback Registration Rights:   The Registration Rights Agreement also grants to the members certain “piggyback” registration rights, which allow such holders the right to include certain securities in a registration statement filed by us, subject to certain customary exceptions. In connection with the exercise of any “demand” registration rights by any other unit holder possessing such rights, the “piggyback” registration rights are granted to (i) each member that (together with its affiliates) holds at least 5% of the outstanding units and (ii) certain of our stockholders and their affiliates.

•
Underwriters:   In connection with any underwritten offering pursuant to the Registration Rights Agreement, the underwriter will be selected: in the case of a “demand” registration, by the member(s) issuing the demand notice (subject to our approval, which will not be unreasonably withheld); and in all other cases (including a “piggyback” registration), by us.

•
Indemnification; Expenses:   We agree to indemnify prospective sellers in an offering pursuant to the Registration Rights Agreement and certain related parties against any losses or damages arising out of or based upon any untrue statement or omission of material fact in any registration statement or prospectus pursuant to which such prospective seller sells securities, unless such liability arose out of or is based on such party’s misstatement or omission. The Registration Rights Agreement also provides that we may require each prospective seller, jointly and not severally, as a condition to including any securities in a registration statement filed in accordance with the Registration Rights Agreement, to agree to indemnify us against all losses caused by its misstatements or omissions up to the amount of net proceeds received by such prospective seller upon the sale of the securities giving rise to such losses. We are obligated to pay all registration expenses incidental to our obligations under the Registration Rights Agreement, including legal fees and expenses of a single counsel to the members (subject to a cap) participating in the registration as a group, and the prospective seller is obligated to pay its portion of all underwriting discounts and commissions, if any, relating to the sale of securities under the Registration Rights Agreement.

•
Restrictions; Termination:   In addition, in the case of an underwritten offering, each holder party thereto has agreed, if requested by the underwriters in such offering, not to effect any public sale of their shares of common stock for 90 days (or such shorter period as the underwriters may request). The rights of a holder party to the registration rights agreement terminate thereunder once such holder ceases to beneficially own 1% or more of the outstanding shares of our common stock.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board of Directors hereby submits the following report:
•
Management is responsible for the financial reporting process, including the systems of internal controls over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the consolidated financial statements and a report on the effectiveness of the Company’s internal controls over financial reporting for the fiscal year ended December 31, 2019 with management and Ernst & Young LLP, the Company’s independent auditors.

•
The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

•
The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable rules of the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young LLP its independence.

Based on the foregoing review and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC.
AUDIT COMMITTEE
Alan H. Schumacher, Chairman
Ana B. Amicarella
J. Brett Harvey

FEES PAID TO INDEPENDENT AUDITORS
The Audit Committee has approved the engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. Ernst & Young LLP has audited our financial statements for the years ended December 31, 2019, 2018 and 2017 and has served as our auditors since the Company’s inception.
The aggregate fees billed by Ernst & Young LLP to the Company for the audit of the Company’s annual consolidated financial statements and services rendered by the independent registered public accounting firm for the years ended December 31, 2019 and December 31, 2018 are set forth below.
	Fiscal Years
	2019	2018
Audit Fees(1)	$2,025,966	$2,691,017
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	2,000	2,000
TOTAL FEES	$2,027,966	$2,693,017

(1)
For fiscal years 2019 and 2018, audit fees included fees associated with the annual audits of the consolidated financial statements and the Company’s internal control over financial reporting, and reviews of the Company’s quarterly reports on Form 10-Q, as well as services for comfort letters, consents, assistance with and review of documents filed with the SEC, and accounting and financial reporting consultation and research work necessary to comply with the standards of the PCAOB.

(2)
For fiscal years 2019 and 2018, there were no audit-related fees billed or incurred.

(3)
For fiscal years 2019 and 2018, there were no tax fees billed or incurred.

(4)
For fiscal years 2019 and 2018, the other fees related to an accounting research tool service.

The Audit Committee has concluded that the provision of the non-audit services listed above as “Tax Fees” and “All Other Fees” is compatible with maintaining the auditors’ independence.
Approval of Audit and Non-Audit Services
All audit and permitted non-audit services to be performed by the Company’s independent registered public accounting firm require pre-approval by the Audit Committee in accordance with the Audit Committee Pre-Approval Policy. The Audit Committee annually reviews a detailed list of the audit and non-audit services to be performed by the independent registered public accounting firm during the upcoming year. The Audit Committee considers, among other things, whether the provision of specific non-audit services is permissible under existing law and whether it is consistent with maintaining the auditor’s independence. The Audit Committee then approves the audit services and any permissible non-audit services it deems appropriate for the upcoming year. All of the fees described above under audit fees, audit-related fees, tax fees and all other fees were pre-approved by the Audit Committee pursuant to its pre-approval policies and procedures.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors, officers and persons who beneficially own more than 10% of the Company’s Common Stock (“Reporting Persons”) to file initial reports of ownership and reports of changes in ownership with the SEC. Reporting Persons are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on a review of the copies of such forms furnished to the Company and written representations from Reporting Persons, the Company believes that all Section 16(a) reports required to be filed during the year ended December 31, 2019 were filed on a timely basis, except that (i) a late Form 3 was filed on behalf of Charles Lussier, (ii) a late Form 4 was filed on behalf of Jack K. Richardson to report that shares of Company common stock were no longer jointly owned as of April 23, 2019 and (iii) a late Form 4 was filed on behalf of Brian M. Chopin to report a sale of Company common stock on May 23, 2019. Additionally, a late Form 4 was filed on behalf of Jack K. Richardson to report joint ownership of shares of Company common stock as of May 17, 2017 of which Mr. Richardson was previously unaware and a late Form 4 was filed on behalf of affiliates of Apollo Private Equity to report a sale of shares of Company common stock on June 12, 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 2, 2020 by:
(i)
each of our directors;

(ii)
each of our NEOs listed in the “Summary Compensation Table” on page 51;

(iii)
all of our current directors and executive officers as a group; and

(iv)
each stockholder known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of March 2, 2020, pursuant to derivative securities, such as RSUs or phantom shares, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on an aggregate of [51,555,337] shares of common stock outstanding as of March 2, 2020.
Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer is: c/o Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444.
Name of Beneficial Owner	Common Stock Beneficially Owned
	Number	Percentage
5% Stockholders:
BlackRock, Inc.(1)	7,168,449	14.0%
The Vanguard Group(2)	5,983,703	11.7%
Renaissance Technologies LLC(3)	2,904,626	5.7%
State Street Corporation(4)	2,839,990	5.6%
Named Executive Officers and Directors:
Walter J. Scheller, III(5)	74,227	*
Jack K. Richardson(6)	32,948	*
Dale W. Boyles(7)	53,237	*
Kelli K. Gant(8)	17,956	*
Charles Lussier(9)	5,301	*
Phillip C. Monroe(10)	2,768	*
Ana B. Amicarella(11)	1,754	*
J. Brett Harvey(12)	7,574	*
Alan H. Schumacher(13)	10,356	*
Gareth N. Turner	—	—
Stephen D. Williams(14)	15,241	*
All current executive officers and directors as a group (12 persons)(15)	229,853	*

*
Represents beneficial ownership of less than 1% of the shares of common stock.

(1)
BlackRock, Inc., a parent holding company, along with and on behalf of its wholly-owned subsidiaries (i) BlackRock Advisors, LLC, (ii) BlackRock Investment Management (UK) Limited, (iii) BlackRock

Asset Management Canada Limited, (iv) BlackRock Investment Management (Australia) Limited, (v) BlackRock (Netherlands) B.V., (vi) BlackRock Fund Advisors, (vii) BlackRock Asset Management Ireland Limited, (viii) BlackRock Institutional Trust Company, National Association, (ix) BlackRock Financial Management, Inc., (x) BlackRock Asset Management Schweiz AG, and (xi) BlackRock Investment Management, LLC (collectively, “BlackRock”), has beneficial ownership of 7,168,449 shares of common stock, of which BlackRock has sole voting power with respect to 7,037,065 shares and sole dispositive power with respect to all 7,168,449 shares
The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055. This information is based solely upon our review of a Schedule 13G/A filed by BlackRock, Inc. with the SEC on February 4, 2020, reporting beneficial ownership as of December 31, 2019.
(2)
The Vanguard Group, Inc. (“Vanguard”) has beneficial ownership of 5,983,703 shares of common stock, of which Vanguard has sole voting power with respect to 49,490 shares, shared voting power with respect to 3,739 shares, sole dispositive power with respect to 5,937,067 shares and shared dispositive power with respect to 46,636 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 42,897 shares of common stock as a result of its serving as investment manager of collective trust accounts. Additionally, Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 10,332 shares of common stock as a result of its serving as investment manager of Australian investment offerings.

The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. This information is based solely upon our review of an amended Schedule 13G filed by Vanguard with the SEC on February 12, 2020, reporting beneficial ownership as of December 31, 2019.
(3)
Renaissance Technologies LLC (“Renaissance”) has beneficial ownership of 2,904,626 shares of common stock. Renaissance is an investment adviser and, along with Renaissance Technologies Holdings Corporation, has sole voting and dispositive power with respect to all 2,904,626 shares.

The address of Renaissance is 800 Third Avenue, New York, New York 10022. This information is based solely upon our review of a Schedule 13G filed by Renaissance with the SEC on February 12, 2020, reporting beneficial ownership as of November 13, 2019.
(4)
State Street Corporation (“State Street”) has beneficial ownership of 2,839,990 shares of common stock, of which State Street has shared voting power with respect to 2,640,437 shares and shared dispositive power with respect to all 2,839,990 shares. All shares are beneficially owned by State Street, a parent holding company, and on behalf of its subsidiaries (i) SSGA Funds Management, Inc., (ii) State Street Global Advisors Limited (UK) and (iii) State Street Global Advisors Trust Company.

The address of State Street is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. This information is based solely upon our review of a Schedule 13G filed by State Street with the SEC on February 14, 2020, reporting beneficial ownership as of December 31, 2019.
(5)
Includes (a) 8,173 shares underlying RSUs granted to Mr. Scheller under our 2017 Equity Plan, which have vested, but for which settlement will not occur until the earliest of: (i) the third anniversary of the date of grant; (ii) a “Change in Control” (as defined in the 2017 Equity Plan); (iii) Mr. Scheller’s separation from service with Warrior Met Coal, Inc. or its affiliates; or (iv) the death of Mr. Scheller; (b) 31,378 Tranche A Restricted Shares that vest in equal installments on each of the remaining anniversaries of the date of grant; and (c) 2,830 shares underlying RSUs that vest within 60 days of March 2, 2020.

(6)
Includes (a) 4,088 shares underlying RSUs granted to Mr. Richardson under our 2017 Equity Plan, which have vested, but for which settlement will not occur until the earliest of: (i) the third anniversary of the date of grant; (ii) a “Change in Control” (as defined in the 2017 Equity Plan); (iii) Mr. Richardson’s separation from service with Warrior Met Coal, Inc. or its affiliates; or (iv) the death of Mr. Richardson; (b) 15,690 Tranche A Restricted Shares that vest in equal installments on each of the remaining anniversaries of the date of grant; and (c) 1,157 shares underlying RSUs that vest within 60 days of March 2, 2020.

(7)
Includes (a) 6,278 Tranche A Restricted Shares that vest in equal installments on each of the remaining anniversaries of the date of grant and (b) 1,089 shares underlying RSUs that vest within 60 days of March 2, 2020.

(8)
Includes (a) 2,423 shares underlying RSUs granted to Ms. Gant under our 2017 Equity Plan, which have vested, but for which settlement will not occur until the earliest of: (i) the third anniversary of the date of grant; (ii) a “Change in Control” (as defined in the 2017 Equity Plan); (iii) Ms. Gant’s separation from service with Warrior Met Coal, Inc. or its affiliates; or (iv) the death of Ms. Gant; (b) 9,299 Tranche A Restricted Shares that vest in equal installments on each of the remaining anniversaries of the date of grant; and (c) 816 shares underlying RSUs that vest within 60 days of March 2, 2020.

(9)
Includes 612 shares underlying RSUs that vest within 60 days of March 2, 2020.

(10)
Includes 789 shares underlying RSUs that vest within 60 days of March 2, 2020.

(11)
Includes 1,090 shares underlying RSUs that vest within 60 days of March 2, 2020.

(12)
Includes 3,747 shares underlying RSUs that vest within 60 days of March 2, 2020.

(13)
Includes 3,529 shares underlying RSUs that vest within 60 days of March 2, 2020.

(14)
Includes (a) 2,019 shares underlying RSUs granted to Mr. Williams under our 2017 Equity Plan, which have vested, but for which settlement will not occur until the earliest of: (i) the third anniversary of the date of grant; (ii) a “Change in Control” (as defined in the 2017 Equity Plan); (iii) Mr. Williams’ separation from service with Warrior Met Coal, Inc. or its affiliates; or (iv) the death of Mr. Williams; (b) 7,751 Tranche A Restricted Shares that vest in equal installments on each of the remaining anniversaries of the date of grant; and (c) 3,737 shares underlying RSUs that vest within 60 days of March 2, 2020. Does not include 13,157 shares underlying RSUs granted to Mr. Williams under our 2017 Equity Incentive Plan, which have vested but for which settlement will not occur until the earlier of: (i) a “Change in Control” (as defined in the 2016 Equity Plan); or (ii) the fifth anniversary of the date of the grant. Also does not include 43,580 shares relating to a phantom unit award granted to Mr. Williams under our 2016 Equity Plan, which have vested but for which settlement will not occur until the earlier of: (i) a “Change in Control” (as defined in the 2017 Equity Plan); or (ii) the fifth anniversary of the grant date.

(15)
Includes shares underlying RSUs that are currently vested or vest within 60 days of March 2, 2020 as described in footnotes 4-14.

OTHER MATTERS
As of the date of this Proxy Statement, the Board and management do not know of any business which will be presented for consideration at the Annual Meeting other than those matters specified herein and in the Notice of Annual Meeting of Stockholders. Should any other matter or business requiring a vote of stockholders arise, the persons named in the enclosed proxy intend to exercise the authority conferred by the proxy and vote the shares represented thereby in respect of any such other matter or business in accordance with their best judgment.
DEADLINE FOR STOCKHOLDER PROPOSALS
Stockholder proposals must conform to the requirements of the SEC and the Company’s Bylaws.
Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals may be eligible for inclusion in the proxy statement for the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). Any stockholder intending to present a proposal for inclusion in the proxy statement for the 2021 Annual Meeting must provide timely written notice of the proposal to our Corporate Secretary at Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2). The Company must receive the proposal by November 12, 2020, for possible inclusion in the proxy statement. If the date of the 2021 Annual Meeting changes by more than 30 days from April 24, 2021, then the deadline to submit stockholder proposals for inclusion in the proxy statement for the 2021 Annual Meeting will be a reasonable time before the Company begins to print and mail its proxy materials for the 2021 Annual Meeting. The Company will determine whether to include a proposal in the 2021 proxy statement in accordance with the SEC rules governing the solicitation of proxies.
In addition, under our Bylaws, any stockholder of record intending to nominate a candidate for election to the Board or to propose any business at the 2021 Annual Meeting must give timely written notice to our Corporate Secretary at the address set forth below. A nomination or proposal for the 2021 Annual Meeting will be considered timely if it is received no earlier than November 12, 2020 and no later than December 12, 2020. If the date of the 2021 Annual Meeting is advanced by more than 30 days or is delayed by more than 60 days from April 24, 2021, then to be timely the nomination or proposal must be received by the Company no earlier than the 120th day prior to the 2021 Annual Meeting and no later than the close of business on the later of the 90th day prior to the meeting and the 10th day following the day on which public announcement of the date of the 2021 Annual Meeting is first made. The notice of nomination or proposal must detail the information specified in the Company’s Bylaws. We will not entertain any proposals or nominations at the 2021 Annual Meeting that do not meet the requirements set forth in our Bylaws. The Bylaws are posted in the “Investors” section of our website at www.warriormetcoal.com (under the “Corporate Governance” link). To make a submission or to request a copy of our Bylaws, stockholders should contact our Corporate Secretary at Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444.
HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. Each stockholder continues to receive a separate proxy card. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker. You may also call the Broadridge Householding Election system at (866) 540-7095 to decline or modify previous householding elections. You can also request prompt delivery of a copy of the proxy statement and annual report by sending a written request to Warrior Met Coal, Inc., 16243 Highway 216, Brookwood, Alabama 35444, Attn: Corporate Secretary.

EXHIBIT A
Warrior Met Coal, Inc.
and
Computershare Trust Company, N.A.
as Rights Agent
Rights Agreement
Dated as of February 14, 2020

A-1

i

RIGHTS AGREEMENT
Rights Agreement, dated as of February 14, 2020 (this “Agreement”), between Warrior Met Coal, Inc., a Delaware corporation (the “Company”) and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”).
RECITALS
WHEREAS, on February 13, 2020, the Board of Directors (the “Board”) of the Company adopted this Agreement, and has authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock (as defined in Section 1.6) of the Company outstanding at the Close of Business (as defined in Section 1.5) on February 28, 2020 (the “Record Date”) and has authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that is or shall become outstanding between the Record Date and the earliest of the Distribution Date and the Expiration Date (as such terms are defined in Sections 3.1 and 7.1, respectively), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) of the Company having the rights, powers and preferences set forth in the form of Certificate of Designations of Series A Junior Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth, provided, however, that Rights may be issued with respect to Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22;
WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), its ability to use its net operating losses and certain other tax attributes (collectively, “NOLs”) for income tax purposes could be substantially limited or lost altogether; and
WHEREAS, the Company views its NOLs as a valuable asset of the Company, which is likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Company’s NOLs on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1. Certain Definitions.
For purposes of this Agreement, the following terms have the meanings indicated:
1.1. “Acquiring Person” shall mean, subject to Section 29 of this Agreement, any Person who or which becomes the Beneficial Owner (as defined in Section 1.3) of 4.99% or more of the Common Stock then outstanding, or any 5% Existing Holder (as defined hereinafter) who becomes the Beneficial Owner of one or more additional shares of Common Stock, but shall not include (i) an Exempt Person, (ii) any Person who or which becomes the Beneficial Owner of 4.99% or more of the Common Stock (or, in the case of a 5% Existing Holder, becomes the Beneficial Owner of one or more additional shares of Common Stock) solely as a result of equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof, unless and until such time, in the case of this clause (ii), as such Person or one or more of its Affiliates or Associates thereafter acquires Beneficial Ownership of one additional share of Common Stock (other than any Common Stock acquired as described in this clause (ii)).
Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.99% or more of the Common Stock then outstanding (or, in the case of a 5% Existing Holder, which increases the proportionate number of shares of the Common Stock then outstanding Beneficially Owned by such 5% Existing Holder); provided, however, that if a Person shall become the Beneficial Owner of 4.99% or more of the Common Stock then outstanding (or, in the case of a 5% Existing Holder, shall increase the proportionate number of shares of the Common Stock then outstanding Beneficially Owned by such 5% Existing Holder)

1

solely by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person does not Beneficially Own 4.99% or more of the Common Stock then outstanding. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1.1, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of its Beneficial Ownership under this Agreement), and such Person divests as promptly as practicable or otherwise no longer Beneficially Owns a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1.1, then such Person shall not be deemed to be or have become an “Acquiring Person” at any time for any purposes of this Agreement.
1.2. “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1.2, shall also include, with respect to any Person, any other Person (other than an Exempt Person or a 5% Existing Holder) whose Common Stock would be deemed constructively owned by such first Person for purposes of Section 382 of the Code and Treasury Regulations (as defined hereinafter) promulgated thereunder.
1.3. A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of any securities (i) such Person owns directly, indirectly or constructively (as determined for purposes of Section 382 of the Code, or any successor provision or replacement provision), including any deemed ownership for purposes of Section 382 of the Code (e.g., deemed ownership under Section 1.382-10(a) of the Treasury Regulations), (ii) such Person possesses (through any contract, arrangement, understanding, relationship, or otherwise (whether or not in writing)) the right to receive or power to direct the dividends from, or proceeds from the sale thereof, or (iii) of which such Person would otherwise be deemed to be the beneficial owner pursuant to Rule 13d-3 under the Exchange Act. No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1.3), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person. No Person shall be deemed to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities which such Person or any of such Person’s Affiliates or Associates would otherwise be deemed to “Beneficially Own” pursuant to this Section 1.3 solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Affiliates or Associates) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement, or such tender, voting or support agreement.
1.4. “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
1.5. “Close of Business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.
1.6. “Common Stock” shall mean the common stock, par value $0.01 per share, of the Company.
1.7. “Exempt Person” shall mean (i) the Company, any Subsidiary of the Company, in each case including, without limitation, the officers and directors on the Board thereof acting in their fiduciary capacity, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity

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or trustee holding shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, (ii) any Person deemed to be an “Exempt Person” in accordance with Section 28, (iii) a Person who is a transferee from the estate of an Exempt Person and who receives Common Stock as a bequest or inheritance from such Exempt Person, but only so long as such transferee continues to be the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock, (iv) any other Person whose Beneficial Ownership of 4.99% or more of the then-outstanding shares of Common Stock (or, in the case of a 5% Existing Holder, the number of shares of Common Stock initially Beneficially Owned by such 5% Existing on the date of the Announcement) will not, as determined by the Board in its sole discretion, jeopardize or endanger the value or availability to the Company of the NOLs; provided, however, that any Person deemed to be an “Exempt Person” pursuant to this subclause (iv) will cease to be an “Exempt Person” if the Board makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership upon the value or availability to the Company of its NOLs, (v) subject to the prior written consent of the Board, any underwriter, placement agent or initial purchaser that has acquired or holds Common Stock in connection with or as a result of any public offering or private placement of Common Stock, whether pursuant to a marketed transaction or block trade and (vi) if the Board has otherwise determined in good faith that such Person shall be an “Exempt Person.”
1.8. “5% Existing Holder” shall mean any Person who or which, together with all Affiliates and Associates of such Person, was immediately prior to the first public announcement to all stockholders of the adoption of this Agreement (the “Announcement”), the Beneficial Owner of 5.00% or more of the Common Stock then outstanding. Any 5% Existing Holder who, together with such 5% Existing Holder’s Affiliates and Associates, after the Announcement becomes the Beneficial Owner of less than 5.00% of the Common Stock then outstanding shall cease to be a 5% Existing Holder and shall be subject to all the provisions of this Agreement in the same manner as any Person who is not and was not a 5% Existing Holder.
1.9. “Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust, syndicate or other entity (including, but not limited to, a group of persons making a “coordinated acquisition” of Common Stock or otherwise treated as an “entity” within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations), and shall include any successor (by merger or otherwise) of such entity.
1.10. “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.
1.11. “Subsidiary” of any Person shall mean any partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity of which an amount of voting securities, equity interests, and/or other ownership interests having a majority of the voting power is owned, of record or beneficially, directly or indirectly, by such Person.
1.12. “Treasury Regulations” U.S. Treasury Regulations promulgated under Section 382 of the Code.
1.13. A “Trigger Event” shall be deemed to have occurred upon any Person becoming an Acquiring Person.

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1.14. The following terms shall have the meanings defined for such terms in the Sections set forth below:
Term	Section
Adjustment Shares	11.1.2
Agreement	Preamble
Board	Recitals
Book Entry Shares	3.1
Code	Recitals
Common Stock Equivalent	11.1.3
Company	Preamble
Current Per Share Market Price	11.4.1
Current Value	11.1.3
Distribution Date	3.1
Equivalent Preferred Stock	11.2
Exchange Act	1.2
Exchange Consideration	27.1
Exemption Request	28
Expiration Date	7.1
Final Expiration Date	7.1
NOLs	Recitals
Preferred Stock	Recitals
Purchase Price	4
Record Date	Recitals
Redemption Price	23.1
Requesting Person	28
Right	Recitals
Right Certificate	3.1
Rights Agent	Preamble
Securities Act	1.10
Security	11.4.1
Spread	11.1.3
Substitution Period	11.1.3
Summary of Rights	3.2
Trading Day	11.4.1
Trust	27.1
Trust Agreement	27.1
Section 2. Appointment of Rights Agent.
The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof  (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable upon ten (10) calendar days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agent shall be as the Company shall reasonably determine,

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provided that such duties and determination are consistent with the terms and provisions of this Agreement and that contemporaneously with such appointment, if any, the Company shall notify the Rights Agent in writing thereof.
Section 3. Issuance of Right Certificates.
3.1. Rights Evidenced by Stock Certificates.   Until the earlier of  (i) the tenth (10th) Business Day after the Stock Acquisition Date or (ii) the tenth (10th) Business Day after the date of the commencement of, or first public announcement of, the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of  (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates for Common Stock registered in the names of the holders thereof or, in the case of uncertificated shares of Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry (which certificates for Common Stock and Book Entry Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Stock. The preceding sentence notwithstanding, prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii); provided, that the Company shall provide prompt written notice of any postponement under this sentence to the Rights Agent. Nothing herein shall permit such a postponement of a Distribution Date after a Person becomes an Acquiring Person, except as a result of the operation of the third sentence of Section 1.1. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company (or, if requested, the Rights Agent at the expense of the Company and upon receipt of all relevant information, including the names and addresses of all relevant holders if the Rights Agent is not also the transfer agent and registrar of the Common Stock) will send, by first-class, postage-prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.
3.2. Summary of Rights.   On the Record Date or as soon as practicable thereafter, the Company will send or cause to be sent a copy of a Summary of Rights to Purchase Preferred Stock, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates for Common Stock and Book Entry Shares outstanding as of the Close of Business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof or Book Entry Shares, as applicable, together with a copy of the Summary of Rights and the registered holders of the Common Stock shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier Expiration Date), the surrender for transfer of any certificate for Common Stock or Book Entry Shares outstanding at the Close of Business on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby and the Book Entry Shares, as applicable.
3.3. New Certificates and Uncertificated Shares After Record Date.   Certificates for Common Stock which become outstanding after the Record Date but prior to the earliest of the Distribution Date or the Expiration Date, shall have impressed, printed, stamped, written or otherwise affixed onto them the following legend:

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This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Agreement between Warrior Met Coal, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (or any successor rights agent thereunder), dated as of February 14, 2020, as the same may be amended from time to time (the “Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. As described in the Agreement, Rights which are owned by, transferred to or have been owned by Acquiring Persons or Associates or Affiliates thereof  (as such terms are defined in the Agreement) shall become null and void and will no longer be transferable.
With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the Distribution Date (or the earlier Expiration Date), the Rights associated with the Common Stock represented by such certificates and such Book Entry Shares shall be evidenced by such certificates and the Book Entry Shares alone, and the surrender for transfer of any such certificates or Book Entry Shares, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.
Notwithstanding this Section 3.3, neither the omission of the legend, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
Section 4. Form of Right Certificates.   The Right Certificates (and the forms of election to purchase shares, certification and assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates, whenever issued, shall be dated as of the Record Date, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price per one one-thousandth of a share of Preferred Stock set forth therein (the “Purchase Price”), but the number of such one one-thousandths of a share of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.
Section 5. Countersignature and Registration.   The Right Certificates shall be executed on behalf of the Company by the President and Chief Executive Officer, the Treasurer, the Corporate Secretary or any Vice President, shall have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Corporate Secretary or any Assistant Secretary of the Company or by such other officers as the Board may designate, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the

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actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.
Following the Distribution Date and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in this Agreement, the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.
Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.   Subject to the provisions of Sections 11.1.2 and 14, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 27) may be transferred, split up or combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up or combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly executed and properly completed, the Right Certificate or Right Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up or combination or exchange of such Right Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.
Subject to the provisions of Section 11.1.2, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s or the Rights Agent’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.
Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.
7.1. Exercise of Rights.   Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, together with payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the “Expiration Date”) that is the earliest of  (i) the Close of Business on February 14, 2023 (the “Final Expiration Date”), (ii) the Close of Business on the first anniversary of the date of entry into this Agreement,

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if stockholder approval of the Rights Agreement has not been received by or on such date, (iii) the time at which the Rights are redeemed as provided in Section 23, (iv) the time at which the Rights are exchanged as provided in Section 27, (v) the time at which the Board determines that the NOLs are fully utilized or no longer available under Section 382 of the Code, (vi) the effective date of the repeal of Section 382 of the Code if the Board determines that this Agreement is no longer necessary or desirable for the preservation of NOLs, or (vii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in the last sentence of Section 1.3.
7.2. Purchase.   The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall be initially $31.00, shall be subject to adjustment from time to time as provided in Sections 11 and 26 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.
7.3. Payment Procedures.   Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification properly completed and duly executed, accompanied by payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9, by wired funds, certified or cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon as soon as practicable (i)(A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depository agent, requisition from the depositary agent depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with all such requests, (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 or otherwise in accordance with Section 11.1.3, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.
7.4. Partial Exercise.   In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14.
7.5. Full Information Concerning Ownership.   Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been properly completed and duly executed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.
Section 8. Cancellation and Destruction of Right Certificates.   All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right

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Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9. Reservation and Availability of Capital Stock.   The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued Preferred Stock (and, following the occurrence of a Trigger Event, out of its authorized and unissued Common Stock or other securities or out of its shares held in its treasury) the number of shares of Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.
So long as the Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on any national securities exchange or traded in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange or market upon official notice of issuance upon such exercise.
The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Stock (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.
From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of Preferred Stock upon the exercise of Rights, to register and qualify such Preferred Stock under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed one hundred twenty (120) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9 and give the Rights Agent a copy of such announcement.
The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates for the Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the registered holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax is due.
Section 10. Preferred Stock Record Date.   Each person in whose name any certificate for Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be

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dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights.   The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
11.1. Post-Execution Events.
11.1.1. Corporate Dividends, Reclassifications, Etc.   In the event the Company shall, at any time after the date of this Agreement, (A) declare and pay a dividend on the Preferred Stock payable in Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Sections 11.1.1 and 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.
11.1.2. Acquiring Person Events; Triggering Events.   Subject to Section 27, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Agreement and in lieu of Preferred Stock, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the Current Per Share Market Price of the Common Stock (determined pursuant to Section 11.4) on the first of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (the “Adjustment Shares”); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding the foregoing, upon the occurrence of a Trigger Event, any Rights that are or were acquired or Beneficially Owned by (1) any Acquiring Person or any Associate or Affiliate thereof, (2) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding

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regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become void without any further action, and any holder (whether or not such holder is an Acquiring Person or an Associate or Affiliate of an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement or otherwise. From and after the Trigger Event, no Right Certificate shall be issued pursuant to Sections 3 or 6 that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.
The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to any Acquiring Person or its Affiliates, Associates or transferees hereunder.
11.1.3. Insufficient Shares.   The Company may at its option substitute for Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares of Preferred Stock or fraction thereof such that the Current Per Share Market Price of one share of Preferred Stock multiplied by such number or fraction is equal to the Current Per Share Market Price of one share of Common Stock. In the event that upon the occurrence of a Trigger Event there shall not be sufficient Common Stock authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Preferred Stock, (4) other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value as the Common Stock) (each such share of preferred stock or fractions of shares of preferred stock constituting a “Common Stock Equivalent”)), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the occurrence of a Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Stock (to the extent available) and then, if necessary, such number or fractions of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. The Company shall provide the Rights Agent with prompt reasonably detailed written notice of any determination under the previous sentence. If the Board shall determine in good faith that it is unlikely that sufficient additional Common Stock would be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended and re-extended to the extent necessary, but not more than ninety (90) days following the occurrence of a Trigger Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period as may be extended, the “Substitution Period”). To the extent that the Company determines that some actions need be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall

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issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. The Company shall promptly notify the Rights Agent in writing whenever it temporarily suspends the exercisability of the Rights or when any such suspension is no longer in effect, and shall give the Rights Agent a copy of any public announcement under this Section 11.1.3. For purposes of this Section 11.1.3, the value of a share of Common Stock shall be the Current Per Share Market Price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “Common Stock Equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11.1.3.
11.2. Dilutive Rights Offering.   In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Preferred Stock or Equivalent Preferred Stock) less than the Current Per Share Market Price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and shares of Equivalent Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock and shares of Equivalent Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or shares of Equivalent Preferred Stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Per Share Market Price and the denominator of which shall be the number of shares of Preferred Stock and shares of Equivalent Preferred Stock outstanding on such record date plus the number of additional Preferred Stock and/or shares of Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Stock and shares of Equivalent Preferred Stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
11.3. Distributions.   In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or a dividend payable in Preferred Stock (which dividend, for purposes of this Agreement, shall be subject to the provisions of Section 11.1.1(A) or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Per Share Market Price of the Preferred Stock (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock and the denominator of which shall be such Current Per Share Market Price of

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the Preferred Stock (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
11.4. Current Per Share Market Value.
11.4.1. General.   For the purpose of any computation hereunder, the “Current Per Share Market Price” of any security (a “Security” for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Current Per Share Market Price of the Security is determined during any period following the announcement by the issuer of such Security of  (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “Current Per Share Market Price” shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported thereby or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, “Current Per Share Market Price” shall mean the fair value per share as determined in good faith by the Board or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
11.4.2. Preferred Stock.   Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the “Current Per Share Market Price” of the Preferred Stock shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the Current Per Share Market Price of the Preferred Stock cannot be determined in the manner described in Section 11.4.1, the “Current Per Share Market Price” of the Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Per Share Market Price of the Common Stock (as determined pursuant to Section 11.4.1). If neither the Common Stock nor the Preferred Stock are publicly held or so listed or traded, or if on any such date neither the Common Stock nor the Preferred Stock are so quoted and no such market maker is making a market in either the Common Stock or the Preferred Stock, “Current Per Share Market Price” of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For purposes of this Agreement, the “Current Per Share

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Market Price” of one one-thousandth of a share of Preferred Stock shall be equal to the “Current Per Share Market Price” of one share of Preferred Stock divided by 1,000.
11.5. Insignificant Changes.   No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-hundred thousandth of a share of Preferred Stock or the nearest one-hundredth of a share of Common Stock or other share or security, as the case may be.
11.6. Shares Other Than Preferred Stock.   If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.
11.7. Rights Issued Prior to Adjustment.   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
11.8. Effect of Adjustments.   Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-hundred thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Preferred Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
11.9. Adjustment in Number of Rights.   The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights (with prompt written notice thereof to the Rights Agent), indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

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11.10. Right Certificates Unchanged.   Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.
11.11. Par Value Limitations.   Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Stock or other such shares at such adjusted Purchase Price.
11.12. Deferred Issuance.   In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
11.13. Reduction in Purchase Price.   Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any of the Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in Preferred Stock or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.
11.14. Company Not to Diminish Benefits of Rights.   The Company covenants and agrees that after the earlier of the Stock Acquisition Date or Distribution Date it will not, except as permitted by Sections 23, 26 or 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.
11.15. Adjustment of Rights Associated with Common Stock.   Notwithstanding anything contained in this Agreement to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock payable in shares of Common Stock, (ii) effect a subdivision or consolidation of the outstanding Common Stock (by reclassification or otherwise than by the payment of dividends payable in shares of Common Stock), or (iii) combine the outstanding Common Stock into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.
Section 12. Certificate of Adjusted Purchase Price or Number of Shares.   Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief, reasonably detailed statement of the facts accounting for such adjustment,

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(b) promptly file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.
Section 13. [Reserved].
Section 14. Fractional Rights and Fractional Shares.
14.1. Cash in Lieu of Fractional Rights.   The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11.15). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14.1, the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
14.2. Cash in Lieu of Fractional Shares of Preferred Stock.   The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Interests in fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the Current Per Share Market Price of one share of Preferred Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.
14.3. Cash in Lieu of Fractional Shares of Common Stock.   The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

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14.4. Waiver of Right to Receive Fractional Rights or Shares.   The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.
14.5. Reliance by Rights Agent.   Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.
Section 15. Rights of Action.   All rights of action in respect of this Agreement, except the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce this Agreement, and may institute and maintain any suit, action or proceeding against the Company to enforce this Agreement, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of the Company.
Section 16. Agreement of Right Holders.   Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)   prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;
(b)   as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate form of assignment and certificates, properly completed and duly executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;
(c)   the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and
(d)   notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.
Section 17. Right Certificate Holder Not Deemed a Stockholder.   No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the

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Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.
Section 18. Concerning the Rights Agent.   The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, to reimburse the Rights Agent for all of its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also covenants and agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or to which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered, or omitted to be taken by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or enforcing its rights hereunder. This Section 18 and Section 20 below shall survive the expiration of the Rights and the termination of this Agreement and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.
The Rights Agent shall be fully authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in reliance upon any Right Certificate or certificate for the Common Stock or for other securities of the Company (including in the case of uncertificated securities, by notation in book entry accounts reflecting ownership), instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20.1 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.
Section 19. Merger or Consolidation or Change of Name of Rights Agent.   Any corporation, limited liability company or other entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation, limited liability company or other entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation, limited liability company or other entity succeeding to the stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation, limited liability company or other entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

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In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
Section 20. Duties of Rights Agent.   The Rights Agent undertakes to perform only the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform its duties and obligations hereunder upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, or, prior to the Distribution Date, Common Stock, by their acceptance thereof, shall be bound:
20.1. Legal Counsel.   The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company or an employee or legal counsel of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it and in accordance with such advice or opinion.
20.2. Certificates as to Facts or Matters.   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person the Rights Agent reasonably believes to be any one of the President and Chief Executive Officer, the Treasurer, the Corporate Secretary or any Vice President of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for any action taken or suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such a certificate as set forth in this Section 20.2.
20.3. Standard of Care; Liability Limit.   The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Notwithstanding anything in this Agreement to the contrary, any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought. Anything to the contrary notwithstanding, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages, and regardless of the form of action.
20.4. Reliance on Agreement and Right Certificates.   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
20.5. No Responsibility as to Certain Matters.   The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the legality or validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for modification by or order of any court, tribunal, or governmental authority in connection with the foregoing, any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 23 or 27 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such change or adjustment in accordance with this Agreement); nor shall it by any act hereunder be deemed to make

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any representation or warranty as to the authorization or reservation of any Preferred Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.
The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including without limitation obligations under applicable regulation or law.
The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.
20.6. Further Assurance by Company.   The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
20.7. Authorized Company Officers.   The Rights Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any person reasonably believed by the Rights Agent to be one of the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, the Corporate Secretary, the Controller or any Vice President, and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and such advice or instructions shall provide full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for any action taken or suffered to be taken by it in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent advice or instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable to the Company for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three (3) Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking of any such action (or the effective date in the case of omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.
20.8. Freedom to Trade in Company Securities.   The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or obtain a pecuniary interest in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
20.9. Reliance on Attorneys and Agents.   The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, to the holders of the Rights or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence or bad faith in the selection and continued employment thereof  (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).
20.10. No Risk of Own Funds.   No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise any of its rights or powers if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

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20.11. Incomplete Certificate.   If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been properly completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however that Rights Agent shall not be liable for any delays arising from the duties under this Section 20.11.
20.12. Rights Holders List.   At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.
20.13. No Interest.   The Rights Agent shall have no responsibility to the Company, any holders of Rights or any holders of shares of Common Stock for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.
20.14. No Notice.   The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 25 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.
20.15. Signature Guarantee.   The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.
Section 21. Change of Rights Agent.   The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Stock and/or Preferred Stock, as applicable. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. Following the Distribution Date, the Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and/or Preferred Stock, as applicable, by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds (other than any funds owed to the Rights Agent or its Affiliates under this Agreement or under any other agreement or arrangement with the Company or its Affiliates), certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder (provided that the Rights Agent may keep copies of same in accordance with applicable law or its document retention policies or conventions), and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of

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a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be organized and doing business under the laws of the United States, in good standing, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose, but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and/or Preferred Stock, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22. Issuance of New Right Certificates.   Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company (including, but not limited to, any prejudice to the availability to the Company of the NOLs) or the Person to whom such Right Certificate would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.
Section 23. Redemption.
23.1. Right to Redeem.   The Board may, at its option, at any time prior to a Trigger Event, redeem all but not less than all of the then outstanding Rights at a redemption price of  $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof  (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in Common Stock (based on the “Current Per Share Market Price,” determined pursuant to Section 11.4, of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish.
23.2. Redemption Procedures.   Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption (with prompt written notice of same to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give (at the Company’s expense), notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the

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holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 27, and other than in connection with the purchase, acquisition or redemption of Common Stock prior to the Distribution Date.
Section 24. Notice of Certain Events.   In case the Company shall propose at any time after the earlier of the Stock Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividends, or a stock dividend on, or a subdivision, combination or reclassification of the Common Stock), or (b) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding Preferred Stock), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type excluded from the definition of  “Beneficial Ownership” in Section 1.3), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Stock and/or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Stock and/or Common Stock, whichever shall be the earlier.
In case any event set forth in Section 11.1.2 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2, and (ii) all references in this Section 24 to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.
Section 25. Notices.   Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made when sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
Warrior Met Coal, Inc.
16243 Highway 216
Brookwood, AL 35444
Attention: Chief Financial Officer
Fax: (205) 554-6011
Subject to the provisions of Section 21 and Section 24, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent

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shall be sufficiently given or made when sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
150 Royall Street
Canton, MA 02021
Attention: Client Services
Phone: (800) 736-3001
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Stock) shall be sufficiently given or made when sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company; provided that prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Agreement and no other notice need be given.
Section 26. Supplements and Amendments.   For so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of Rights or Common Stock. From and after the time that the Rights are no longer redeemable, the Company may, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Agreement without the approval of any holders of Rights (i) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (ii) to make any other changes or provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, including but not limited to extending the Final Expiration Date; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause this Agreement again to become amendable as to an Acquiring Person or an Affiliate or Associate of an Acquiring Person other than in accordance with this sentence; provided further, that the right of the Board to extend the Distribution Date shall not require any amendment or supplement hereunder. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything in this Agreement to the contrary, the Rights Agent shall not be required to execute any supplement or amendment to this Agreement that it has reasonably determined would adversely affect its own rights, duties, obligations or immunities under this Agreement. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent.
Section 27. Exchange.
27.1. Exchange of Common Stock for Rights.   The Board may, at its option, at any time after the occurrence of a Trigger Event, exchange Common Stock for all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Consideration”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 27, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange (or any portion thereof that have not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after

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the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares of Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock, and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.
27.2. Exchange Procedures.   Immediately upon the action of the Board ordering the exchange for any Rights pursuant to Section 27.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange (with written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.
27.3. Insufficient Shares.   The Company may at its option substitute, and, in the event that there shall not be sufficient Common Stock issued but not outstanding or authorized but unissued to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 27, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof  (or Equivalent Preferred Stock, as such term is defined in Section 11.2) such that the Current Per Share Market Price (determined pursuant to Section 11.4) of one share of Preferred Stock (or Equivalent Preferred Stock) multiplied by such number or fraction is equal to the Current Per Share Market Price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange. In the case of a substitution described in the immediately preceding sentence, instances of  “Common Stock” shall be replaced with “Preferred Stock” where applicable throughout Section 27 of this Agreement and any other provisions where appropriate to effect and properly reflect such substitution.
Section 28. Process to Seek Exemption.   Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person (together with its Affiliates and Associates) Beneficially Owning 4.99% or more of the then outstanding Common Stock (or, in the case of a 5% Existing Holder, shares of Common Stock in excess of the number of shares of Common Stock initially Beneficially Owned by such 5% Existing Holder on the date of the Announcement) (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 28, request that the Board grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1.7 hereof for purposes of this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Corporate Secretary of the Company at the principal executive office of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (or, in the case of a 5% Existing Holder, shares of Common Stock in excess of the number of shares of Common Stock initially Beneficially Owned by such 5% Existing Holder on the date of the Announcement) and the maximum number and percentage of shares of Common Stock that the Requesting Person (together with its Affiliates and Associates, and any person which could be aggregated with such Requesting Person as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations) proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof but first may request further information from such Requesting Person (e.g., information with respect to such Person or its proposed acquisition of Common Stock) in which case such determination

25

shall be made as promptly as practicable (and, in any event, within five (5) Business Days) after receipt of the written response to such request; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not jeopardize or endanger the value or availability to the Company of the NOLs. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board and the making of certain representations or undertakings or agreements that any violation or attempted violation of such representations or undertakings will result in such consequences and subject the Requesting Person to such conditions as may be determined by the Board in its sole discretion), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto.
Section 29. Acquiring Person Status.   Notwithstanding the definition of  “Acquiring Person” under this Agreement, the Board may also determine that any Person is an “Acquiring Person” under this Agreement if such Person becomes the Beneficial Owner of 4.99% (by value) of the stock of the Company then outstanding (as the term “stock” is defined in Treasury Regulations Sections 1.382-2(a)(3) and 1.382-2T(f)(18)). For purposes of this Section 29, the calculation of the number of shares of stock of the Company then outstanding for purposes of determining the percentage of such outstanding stock of the Company of which any Person is the Beneficial Owner shall be made pursuant to and in accordance with Section 382 of the Code and the Treasury Regulations promulgated thereunder.
Section 30. Successors.   All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 31. Benefits of this Agreement.   Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).
Section 32. Determination and Actions by the Board.   Without limiting any of the rights and immunities of the Rights Agent under this Agreement, the Board shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or amend this Agreement). All such actions, calculations, interpretations and determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties. The Rights Agent is entitled always to assume the Company’s Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.
Section 33. Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.
Section 34. Governing Law.   This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be

26

governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
Section 35. Counterparts.   This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.
Section 36. Descriptive Headings.   Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof
Section 37. Interpretation.   The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term, and words denoting any gender shall include all genders.
Section 38. Force Majeure.   Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of any utilities, communications, or computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.
[Signature Page Follows]

27

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.
WARRIOR MET COAL, INC.
By:
/s/ Dale W. Boyles

Name: Dale W. Boyles
Title:   Chief Financial Officer
COMPUTERSHARE TRUST COMPANY, N.A.,
as Rights Agent
By:
/s/ Shirley Nessralla

Name: Shirley Nessralla
Title:   Vice President, Client Manager

EXHIBIT A
FORM OF
CERTIFICATE OF DESIGNATIONS
of
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
of
WARRIOR MET COAL, INC.
(Pursuant to Section 151 of the
Delaware General Corporation Law)

Warrior Met Coal, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law at a meeting duly called and held on February 13, 2020.
RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the “Board of Directors” or the “Board”) in accordance with the provisions of the Certificate of Incorporation, of this Corporation, the Board of Directors hereby creates a series of Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, powers and preferences, and qualifications, limitations and restrictions thereof as follows:
Section 1. Designation and Amount.   The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 140,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.
Section 2. Dividends and Distributions.
(A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.01 per share (the “Common Stock”), of the Corporation, and of any other stock ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of  (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of  $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.
Section 3. Voting Rights.   The holders of shares of Series A Preferred Stock shall have the following voting rights:
(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
(D) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at such meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Preferred Stock being entitled to cast a number of votes per share of Series A Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(D). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(D) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(D) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this Section 3.
Section 4. Certain Restrictions.
(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;
(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or
(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
Section 5. Reacquired Shares.   Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.
Section 6. Liquidation, Dissolution or Winding Up.
(A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of Series A Preferred Stock shall have received an amount per share (the “Series A Liquidation Preference”) equal to $10 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of Common Stock, or (ii) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.
(B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.
(C) Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.
Section 7. Consolidation, Merger, etc.   In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 8. No Redemption.   The Series A Preferred Stock shall not be redeemable by the Corporation.
Section 9. Rank.   The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to all series of any other class of the Corporation’s Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series A Preferred Stock.

Section 10. Amendment.   At any time any shares of Series A Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a single class.
Section 11. Fractional Shares.   Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.
*                *                *

IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by the undersigned this 14th day of February, 2020.
WARRIOR MET COAL, INC.
By:

Name:
Title:

EXHIBIT B
Form of Right Certificate
Certificate No. R-	Rights
NOT EXERCISABLE AFTER THE DATE THAT IS THE EARLIEST OF FEBRUARY 14, 2023, ON THE FIRST ANNIVERSARY OF THE DATE OF ENTRY INTO THIS AGREEMENT, IF STOCKHOLDER APPROVAL OF THE AGREEMENT HAS NOT BEEN RECEIVED BY OR ON SUCH DATE, THE DATE ON WHICH THE RIGHTS ARE REDEEMED (AT THE REDEMPTION PRICE OF $0.01 PER RIGHT AS SET FORTH IN THE AGREEMENT) OR EXCHANGED AS PROVIDED IN THE AGREEMENT OR THE BOARD OF DIRECTORS DETERMINES THAT THE NOLs (AS DEFINED IN THE AGREEMENT) ARE FULLY UTILIZED OR ARE NO LONGER AVAILABLE OR THE EFFECTIVE DATE OF THE REPEAL OF SECTION 382 OF THE CODE (AS DEFINED IN THE AGREEMENT). UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 11.1.2 OF THE AGREEMENT), RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO AN ACQUIRING PERSON (AS DEFINED IN THE AGREEMENT), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
Right Certificate
WARRIOR MET COAL, INC.
This certifies that                  , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of February 14, 2020, as the same may be amended from time to time (the “Agreement”), between Warrior Met Coal, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. (New York time) on February 14, 2023, at the offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Company, at a purchase price of  $31.00 per one one-thousandth of a share of Preferred Stock, subject to adjustment (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of February 14, 2020 based on the Preferred Stock as constituted at such date. Capitalized terms used in this Right Certificate without definition shall have the meanings ascribed to them in the Agreement. As provided in the Agreement, the Purchase Price and the number of shares of Preferred Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Agreement are on file at the principal office of the Company and the office of the Rights Agent designated for such purpose.
This Right Certificate, with or without other Right Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Agreement, the Board may, at its option, (i) redeem the Rights evidenced by this Right Certificate at a redemption price of  $0.01 per Right or (ii) exchange Common Stock or Preferred Stock for the Rights evidenced by this Certificate, in whole or in part.
No fractional Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Agreement.
No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Agreement.
If any term, provision, covenant or restriction of the Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
This Right Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Dated as of , 20 .
Attest:	WARRIOR MET COAL, INC.
By: Name: Title:	By: Name: Title:
Countersigned:
COMPUTERSHARE TRUST COMPANY, N.A.,
as Rights Agent
By:

Authorized Signature

Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder
desires to transfer the Right Certificate.)
FOR VALUE RECEIVED
hereby sells, assigns and transfers unto

(Please print name and address of transferee)
Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                   Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.
Dated:

Signature
Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

The undersigned hereby certifies that:
(1)   the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof; and
(2)   after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.
Dated:

Signature

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to
exercise the Right Certificate.)
To Warrior Met Coal, Inc.:
The undersigned hereby irrevocably elects to exercise                   Rights represented by this Right Certificate to purchase the Preferred Stock issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such stock be issued in the name of:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)

Dated:

Signature
Signature Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

The undersigned hereby certifies that:
(1)   the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or an Associate thereof; and
(2)   after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.
Dated:

Signature

NOTICE
The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate hereof and such Assignment or Election to Purchase will not be honored.

EXHIBIT C
AS DESCRIBED IN THE RIGHTS AGREEMENT, UNDER CERTAIN CIRCUMSTANCES, RIGHTS WHICH ARE HELD BY OR HAVE BEEN HELD BY AN ACQUIRING PERSON OR ASSOCIATES OR AFFILIATES THEREOF (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF SHALL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.
SUMMARY OF RIGHTS TO PURCHASE
PREFERRED SHARES
On February 14, 2020, the Board of Directors of Warrior Met Coal, Inc., a Delaware corporation (the “Company”), declared a dividend of one preferred stock purchase right (a “Right”) for each share of common stock, par value $0.01 per share (the “Common Stock”), of the Company outstanding at the close of business on February 28, 2020 (the “Record Date”). As long as the Rights are attached to the Common Stock, the Company will issue one Right (subject to adjustment) with each new share of Common Stock so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock (the “Preferred Stock”) at a price of  $31.00 per one one-thousandth of a share of Preferred Stock, subject to adjustment (the “Purchase Price”). The description and terms of the Rights are set forth in a Rights Agreement, dated as of February 14, 2020, as the same may be amended from time to time (the “Agreement”), between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).
By adopting the Agreement, the Board of Directors is seeking to protect the Company’s ability to carry forward its net operating losses and certain other tax attributes (collectively, “NOLs”). The Company has significant federal and state NOLs which the Company intends to utilize to offset current and future taxable income, and thus, reduce its federal and state income tax liability. These federal and state NOLs can be a valuable asset of the Company, which may inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the “Code”), its ability to use the NOLs could be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could significantly impair the value of the Company’s NOL asset. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. An NOL rights agreement with a 4.99% “trigger” threshold is intended to act as a deterrent to any person acquiring 4.99% or more of the outstanding shares of Common Stock (as defined in the Agreement) without the approval of the Board of Directors. This would protect the Company’s NOL asset because changes in ownership by a person owning less than 4.99% of the Common Stock are not included in the calculation of  “ownership change” for purposes of Section 382 of the Code.
Until the earlier to occur of  (i) the tenth business day following a public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 4.99% or more of the Common Stock (an “Acquiring Person”) or (ii) ten business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the Common Stock (the earlier of  (i) and (ii) being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate (or, with respect to any shares of Common Stock held in book entry form, by the notation in book entry) together with a copy of this Summary of Rights. The Agreement provides that any person who beneficially owned 5.00% or more of the Common Stock on the date the Agreement was adopted, together with any affiliates and associates of that person (each a “5% Existing Holder”), shall generally not be deemed to be an Acquiring Person for purposes of the Agreement unless the 5% Existing Holder becomes the beneficial owner of one or more additional shares of Common

Stock (after which, the 5% Existing Holder shall be deemed to be an Acquiring Person). The Agreement includes a procedure whereby the Board of Directors will consider requests to exempt certain proposed acquisitions of Common Stock from the applicable ownership trigger if the Board of Directors determines that the requested acquisition will not jeopardize or endanger the value or availability to the Company of the NOLs.
The Agreement provides that until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), new Common Stock certificates issued after the close of business on the Record Date upon transfer or new issuance of the Common Stock will contain a notation incorporating the Agreement by reference, and the Company will deliver a notice to that effect upon the transfer or new issuance of book entry shares. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the surrender for transfer of any certificates for Common Stock or any book entry shares, with or without such notation, notice or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate or the book entry shares. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.
The Rights are not exercisable until the Distribution Date. The Rights will expire on the date that is the earliest of: (i) the close of business on February 14, 2023, (ii) the close of business on the first anniversary of the date of entry into the Agreement, if stockholder approval of the Agreement has not been received by or on such date, (iii) the time at which the Rights are redeemed as provided in the Agreement, (iv) the time at which the Rights are exchanged as provided in the Agreement, (v) the time at which the Board of Directors determines that the NOLs are fully utilized or no longer available under Section 382 of the Code, (vi) the effective date of the repeal of Section 382 of the Code if the Board of Directors determines that the Agreement is no longer necessary or desirable for the preservation of NOLs, or (vii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in the Agreement.
Each share of Preferred Stock purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of  (a) $1.00 per share, or (b) an aggregate dividend of 1,000 times the dividend, if any, declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of  $10 per share (plus any accrued but unpaid dividends), provided that such holders of the Preferred Stock will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1,000 votes and will vote together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. Preferred Stock will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of one one-thousandth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.
The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock or convertible securities at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in Preferred Stock (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).

In the event that a Person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and the Common Stock were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two times the then current Purchase Price of the Right.
At any time after a Person becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding Common Stock, the Board of Directors may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which will have become void), in whole or in part, for Common Stock at an exchange rate of one share of Common Stock per Right (subject to adjustment).
No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), and in lieu thereof, a payment in cash will be made based on the market price of the Preferred Stock or Common Stock on the last trading date prior to the date of exercise.
The Rights may be redeemed in whole, but not in part, at a price of  $0.01 per Right (the “Redemption Price”) by the Board of Directors at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.
Any of the provisions of the Agreement may be amended by the Board of Directors for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Agreement in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate of an Acquiring Person).
A copy of the Agreement has been filed with the Securities and Exchange Commission as an Exhibit to the Company’s Current Report on Form 8-K filed on                  , 2020. A copy of the Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference.